UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04264

Name of Fund: BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2020

Date of reporting period: 05/31/2020

Item 1 – Report to Stockholders

MAY 31, 2020

2020 Annual Report

BlackRock California Municipal Series Trust

•	BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

•	BlackRock New Jersey Municipal Bond Fund
•	BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Series Trust

•	BlackRock Strategic Municipal Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were muted due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. We are encouraged by the strong coordinated monetary and fiscal response that is underway, both in the United States and abroad. However, there remains a risk that policy fatigue and recent improvements in economic indicators could lead lawmakers to retreat from needed stimulus measures too soon.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the path to recovery. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(2.10)%	12.84%
U.S. small cap equities (Russell 2000® Index)	(13.53)	(3.44)
International equities (MSCI Europe, Australasia, Far East Index)	(11.48)	(2.81)
Emerging market equities (MSCI Emerging Markets Index)	(9.69)	(4.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.73	1.84
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	11.55	15.87
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.40	9.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.52	3.87
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	1.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2020	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2020, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® California Municipal Bond Index. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

Municipal bonds performed well for most of the period thanks to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn caused significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and limited market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April and May following aggressive stimulus from the Fed and U.S. Congress, allowing the sector to post a gain for the full 12 months.

California municipal bonds outperformed the national market due to strong demand from both retail and institutional investors. The high tax regime for state residents, together with the anticipation of potential higher taxes nationally to finance growing deficits, helped make California municipal bonds an attractive investment vehicle. Despite concerns about the coronavirus pandemic, California’s diverse economic base gave investors confidence that the state’s debt service remained safely covered.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to Fund performance given the breakdown in correlation between the Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.)

The Fund’s allocation to non-investment grade (high yield) issues performed poorly late in the period as coronavirus concerns caused investors to question municipalities’ ability to service debt in a time of economic stress. The Fund’s above-average cash position, which prevented the Fund from earning the higher income it would have with a more fully invested posture, also detracted from performance.

On the positive side, positions in higher-quality, longer-maturity securities outperformed. The Fund also benefited from an overweight in utilities, as essential-service revenue bonds held up best once the economic concerns associated with coronavirus became the primary driver of market performance. The Fund’s use of leverage, which helped generate additional yield, was a further positive.

Describe recent portfolio activity.

The Fund aims to deliver a balance of competitive total return and tax-free income using an active strategy designed to capitalize on credit, yield curve and interest rate trends.

The investment adviser gradually increased cash reserves throughout 2019 as valuations became less attractive. The Fund retained a cash position above its historical average at the end of May, as yield spreads in California’s market had returned to narrow levels following the rally in the final three months of the period. For the 12-month period, the cash position did not have a material impact on the Fund’s performance. Despite the elevated cash reserve, the Fund’s duration relative to its benchmark was still at a neutral posture.

The investment adviser used the market’s strength late in the period to reduce duration (interest-rate sensitivity) and lock in higher prices on certain positions. The investment adviser raised the Fund’s weighting in high yield debt to approximately 16% in the first half 2019 and kept the allocation close to that level for the remainder of the period.

Describe portfolio positioning at period end.

The Fund was positioned in a defensive manner. Its duration was 5.6 years when risk-management strategies were included, compared with 6.1 years for the index, due in part to the managers’ decision to rotate toward shorter-maturity debt. The Fund also continued to pursue risk-management strategies with respect to interest rates given the low absolute level of yields. The investment adviser maintained a high-quality bias, with an average credit rating of AA.

Leverage stood at about 5% at the end of May, compared to a high of 7.5% mid-way through the period. The portfolio’s weighting in taxable bonds remained stable at approximately 5%.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock California Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended May 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.86%	1.84%	(3.47)%	(1.85)%	N/A	3.00%	N/A	4.37%	N/A
Investor A	1.54	1.52	(3.67)	(2.18)	(6.33)%	2.74	1.85%	4.13	3.67%
Investor A1	1.70	1.68	(3.59)	(2.01)	N/A	2.89	N/A	4.28	N/A
Investor C	0.88	0.86	(3.95)	(2.82)	(3.79)	1.98	1.98	3.36	3.36
Class K	1.90	1.87	(3.52)	(1.80)	N/A	3.03	N/A	4.39	N/A
S&P® Municipal Bond Index	—	—	1.52	3.87	N/A	3.68	N/A	4.19	N/A
S&P® California Municipal Bond Index	—	—	1.98	4.40	N/A	3.91	N/A	4.77	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of May 31, 2020	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2020, the Fund underperformed both its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

Municipal bonds performed well for most of the period thanks to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn caused significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April and May following aggressive stimulus from the Fed and U.S. Congress, allowing the sector to post a gain for the full 12 months.

New Jersey municipal bonds lagged the national index. The state’s revenue had exceeded spending prior to the pandemic, providing a cushion in the form of rising reserves. However, the loss of revenue resulting from the pandemic is certain to put stress on the state’s budget and pressure funding for education, infrastructure and underfunded pension liabilities. New Jersey reported a 14% decline in all major revenues in May, and Governor Murphy has said the state may have to cut half of its 400,000 public employees if the federal government doesn’t help make up a $10.1 billion revenue shortage through June 2021.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to Fund performance given the breakdown in correlation between the Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) An underweight in the education sector also played a role in the Fund’s underperformance, as did exposure to the high yield segment of the market.

On the positive side, the Fund benefited from its holdings in higher-quality bonds, particularly during the latter half of the period. Positions in the health care, corporate and state tax-backed sectors also added value. Pre-refunded bonds, which tend to be higher-quality securities with attractive income characteristics, further contributed to results.

Describe recent portfolio activity.

The Fund reduced its allocation to the higher education and airline-related sectors, both of which faced adverse effects from the coronavirus.

The investment adviser sought to capitalize on market turbulence related to the pandemic by raising the Fund’s allocation to the hospital sector. In addition, the portfolio increased its weightings in the state tax-backed sector through the addition of Puerto Rico issues. The investment adviser continued to favor the Puerto Rico Sales Tax Financing Corporation and general obligation bonds, the latter of which were recently settled at recovery rates significantly higher than current market prices. The investment adviser also raised the Fund’s cash weighting through sales and holdings in bonds that matured.

Describe portfolio positioning at period end.

The Fund maintained an underweight in state tax-backed securities due to the sector’s high benchmark weighting and the investment adviser’s long-standing focus on diversification and managing concentration risk. The Fund retained overweights in the health care, corporate and education sectors. The Fund continued to emphasize careful security selection with a focus on higher-quality sectors. Specifically, it preferred issuers whose durable revenues should help them navigate the effects of the pandemic.

The portfolio’s duration (interest-rate sensitivity) remained above that of the benchmark. The Fund focused the majority of its purchases on longer-term bonds to capitalize on their yield advantage.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock New Jersey Municipal Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

(b)	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.
(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2020

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.68%	2.52%	(2.93)%	(0.89)%	N/A	3.26%	N/A	4.26%	N/A
Service	2.36	2.22	(3.05)	(1.13)	N/A	3.04	N/A	4.07	N/A
Investor A	2.34	2.23	(3.04)	(1.13)	(5.33)%	3.04	2.15%	4.07	3.62%
Investor A1	2.49	2.38	(2.97)	(0.97)	N/A	3.19	N/A	4.22	N/A
Investor C	1.71	1.59	(3.41)	(1.87)	(2.83)	2.29	2.29	3.28	3.28
Class K	2.75	2.61	(2.99)	(0.93)	N/A	3.27	N/A	4.26	N/A
S&P® Municipal Bond Index	—	—	1.52	3.87	N/A	3.68	N/A	4.19	N/A
Custom New Jersey Index	—	—	(2.65)	0.30	N/A	4.78	N/A	4.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of May 31, 2020	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2020, the Fund underperformed both its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom Pennsylvania Index. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

Municipal bonds performed well for most of the period thanks to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn caused significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April and May following aggressive stimulus from the Fed and U.S. Congress, allowing the sector to post a gain for the full 12 months.

Pennsylvania municipal bonds outpaced the national index. The state’s revenue had exceeded spending prior to the pandemic, providing a cushion in the form of rising reserves. However, the downturn in economic growth is likely to put stress on the state’s budget and pressure funding for education, infrastructure and underfunded pension liabilities.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to Fund performance given the breakdown in correlation between the Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.)

The Fund’s positioning in the housing sector further detracted from performance. The Fund was invested in a multi-family housing issue that was downgraded multiple notches to a below investment-grade rating by the S&P. The downgrade was a result of the facility owners’ financial trouble in an unrelated entity. The Fund continued to hold the securities at the close of the period based on the investment adviser’s view that they were trading below their intrinsic value.

Underweights in the state tax-backed, local tax-backed and transportation sectors also detracted, as did an allocation to high-yield issues.

On the positive side, the Fund benefited from its positions in higher-quality bonds, particularly during the latter half of the period. Positions in the health care and corporate sectors added value, as did an allocation to Puerto Rico. Pre-refunded bonds, which tend to be higher-quality securities with attractive income characteristics, further contributed to results.

Describe recent portfolio activity.

The Fund reduced its allocation to the senior living sectors, which faced adverse effects from the coronavirus. Conversely, the investment adviser increased the portfolio’s weightings in the state tax-backed sector through the addition of Puerto Rico issues. The investment adviser continued to favor the Puerto Rico Sales Tax Financing Corporation and general obligation bonds, the latter of which were recently settled at recovery rates significantly higher than current market prices.

The investment adviser also raised the Fund’s cash weighting through sales and holdings in bonds that matured. Higher liquidity allows the Fund to meet possible redemptions and provides greater flexibility for the Fund to take advantage of values that arise from market volatility. Despite a somewhat elevated cash position, the Fund was not positioned defensively since its duration (interest rate sensitivity) was above that of the benchmark.

Describe portfolio positioning at period end.

The investment adviser continued to emphasize careful security selection with a focus on higher-quality sectors. Specifically, it preferred issuers that should be well positioned to navigate the pandemic by virtue of their durable revenues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Pennsylvania Municipal Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

(b)	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.
(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2020

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.43%	2.27%	(1.42)%	0.14%	N/A	2.92%	N/A	4.06%	N/A
Service	2.19	2.08	(1.54)	(0.20)	N/A	2.71	N/A	3.85	N/A
Investor A	2.10	2.03	(1.54)	(0.20)	(4.44)%	2.69	1.80%	3.84	3.39%
Investor A1	2.24	2.15	(1.47)	0.04	N/A	2.85	N/A	4.01	N/A
Investor C	1.46	1.38	(1.91)	(0.85)	(1.82)	1.92	1.92	3.04	3.04
Class K	2.46	2.37	(1.40)	0.19	N/A	2.95	N/A	4.07	N/A
S&P® Municipal Bond Index	—	—	1.52	3.87	N/A	3.68	N/A	4.19	N/A
Custom Pennsylvania Index	—	—	1.46	4.21	N/A	4.59	N/A	4.88	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of May 31, 2020	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2020, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

Municipal bonds performed well for most of the period thanks to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn caused significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and limited market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April and May following aggressive stimulus from the Fed and U.S. Congress, allowing the sector to post a gain for the full 12 months.

The Fund’s use of U.S. Treasury futures to manage interest rate risk hurt Fund performance due to the breakdown in correlation between the Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) This aspect of the Fund’s strategy accounted for the majority of its 12-month underperformance. An overweight in BBB rated issues also detracted, as did the underperformance of certain holdings in the utilities sector.

The Fund’s sector allocations and yield curve positioning contributed positively, led by overweights in housing issues and bonds with maturities of 20 years and above, respectively. An underweight position in non-rated credits was an additional positive.

Describe recent portfolio activity.

The Fund opened the period with a duration of 4.51 years and closed with a duration of 6.94. (Duration is a measure of interest rate sensitivity.) This shift was largely the result of the investment adviser’s decision to reduce the extent of its interest rate risk management program.

At the sector level, the Fund reduced its allocation to state tax-backed debt and increased its weighting in housing issues. The Fund maintained a high-quality bias, with its largest allocations to the AA and A rating tiers. About 22% of the Fund’s assets were in high yield (below investment grade) bonds at the close of the period, up from 18% one year ago. The majority of the high-yield position was held in the tobacco sector and Puerto Rico. With that said, the Fund’s was focused on identifying opportunities to reduce select high yield issues in order to boost liquidity and improve the portfolio’s overall credit profile. The investment adviser continued to be selective in its effort to reduce exposure to virus-prone sectors while adding to those in which it saw more compelling opportunities.

The Fund held an allocation of approximately 57% to bonds with maturities of 20 years and above, unchanged from the beginning of the period. The Fund’s weighting in taxable securities was 5%, down from 6% a year ago at the end of May 2019.

Describe portfolio positioning at period end.

The Fund’s duration was in line with the benchmark. The Fund was overweight in the transportation and housing sectors, and it was in underweight school districts and tax-backed debt. The Fund’s average credit quality was A+.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Strategic Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended May 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.50%	2.45%	(5.92)%	(4.46)%	N/A	2.78%	N/A	3.90%	N/A
Investor A	2.17	2.12	(5.95)	(4.59)	(8.64)%	2.58	1.69%	3.66	3.21%
Investor A1	2.40	2.34	(5.95)	(4.52)	N/A	2.73	N/A	3.81	N/A
Investor C	1.53	1.47	(6.38)	(5.39)	(6.32)	1.80	1.80	2.88	2.88
Class K	2.54	2.49	(5.89)	(4.39)	N/A	2.81	N/A	3.92	N/A
S&P® Municipal Bond Index	—	—	1.52	3.87	N/A	3.68	N/A	4.19	N/A
S&P® Municipal Bond Investment Grade Index	—	—	1.89	4.14	N/A	3.63	N/A	4.07	N/A
S&P® Municipal Bond High Yield Index	—	—	(4.01)	(0.19)	N/A	4.42	N/A	6.15	N/A
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	3.41	8.88	N/A	6.67	N/A	7.72	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	0.22	3.12	N/A	4.04	N/A	4.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Portfolio Information  as of May 31, 2020

BlackRock California Municipal Opportunities Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Utilities	27%
County/City/Special District/School District	28
State	14
Transportation	13
Education	8
Health	5
Tobacco	5

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	16%
AA/Aa	58
A	9
BBB/Baa	1
BB/Ba	1
N/R(d)	15

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2020	4%
2021	2
2022	6
2023	1
2024	9

BlackRock New Jersey Municipal Bond Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Transportation	26%
County/City/Special District/School District	18
Education	17
Health	16
State	10
Utilities	5
Corporate	3
Tobacco	3
Housing	2

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	5%
AA/Aa	37
A	22
BBB/Baa	25
BB/Ba	4
N/R(d)	7

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2020	2%
2021	11
2022	4
2023	5
2024	16

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of each Fund’s long-term investments.

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of May 31, 2020 (continued)

BlackRock Pennsylvania Municipal Bond Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Health	26%
Education	21
County/City/Special District/School District	19
Transportation	11
Utilities	9
State	9
Housing	3
Corporate	2
Tobacco	—	(e)

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	—	%(e)
AA/Aa	45
A	29
BBB/Baa	9
BB/Ba	2
N/R(d)	15

CALL/MATURITY SCHEDULE (f)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2020	9%
2021	14
2022	3
2023	2
2024	3

BlackRock Strategic Municipal Opportunities Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Transportation	19%
Housing	19
County/City/Special District/School District	14
Utilities	12
Health	12
State	10
Education	7
Tobacco	4
Corporate	3

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	10%
AA/Aa	39
A	15
BBB/Baa	11
BB/Ba	5
B/B	2
N/R(d)	18

CALL/MATURITY SCHEDULE (f)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2020	5%
2021	3
2022	8
2023	6
2024	9

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represented 2% for BlackRock Pennsylvania Municipal Bond Fund and less than 1% for BlackRock Strategic Municipal Opportunities Fund long-term investments.

(e)	Represents less than 1% of total investments.
(f)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

PORTFOLIO INFORMATION	13

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For each Fund, Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On February 24, 2020, BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund issued and outstanding Investor C1 Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar-denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on December 1, 2019 and held through May 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock California Municipal Opportunities Fund	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period (a)	Ending Account Value (05/31/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$965.30	$2.65	$2.11	$1,000.00	$1,022.30	$2.73	$1,022.85	$2.17
Investor A	1,000.00	963.30	3.88	3.34	1,000.00	1,021.05	3.99	1,021.60	3.44
Investor A1	1,000.00	964.10	3.04	2.50	1,000.00	1,021.90	3.13	1,022.45	2.58
Investor C	1,000.00	960.50	7.55	7.01	1,000.00	1,017.30	7.77	1,017.85	7.21
Class K	1,000.00	964.80	2.41	1.87	1,000.00	1,022.55	2.48	1,023.10	1.92

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.79% for Investor A, 0.62 for Investor A1, 1.54% for Investor C and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for Institutional, 0.68% for Investor A, 0.51% for Investor A1, 1.43% for Investor C and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock New Jersey Municipal Bond Fund	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period (a)	Ending Account Value (05/31/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$970.70	$3.10	$2.56	$1,000.00	1,021.85	$3.18	$1,022.40	$2.63
Service	1,000.00	969.50	4.33	3.79	1,000.00	1,020.60	4.45	1,021.15	3.89
Investor A	1,000.00	969.60	4.33	3.79	1,000.00	1,020.60	4.45	1,021.15	3.89
Investor A1	1,000.00	970.30	3.60	3.00	1,000.00	1,021.35	3.69	1,021.95	3.08
Investor C	1,000.00	965.90	8.01	7.47	1,000.00	1,016.85	8.22	1,017.40	7.67
Class K	1,000.00	970.10	2.86	2.31	1,000.00	1,022.10	2.93	1,022.65	2.38

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.88% for Service, 0.88% for Investor A, 0.73% for Investor A1, 1.63% for Investor C and 0.58% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for Institutional, 0.77% for Service, 0.77% for Investor A, 0.61% for Investor A1, 1.52% for Investor C and 0.47% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

DISCLOSURE OF EXPENSES	15

Disclosure of Expenses (continued)

Expense Examples (continued)

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Pennsylvania Municipal Bond Fund	Beginning Account Value (12/01/19)	Ending Account Value (5/31/20)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (12/01/19)	Ending Account Value (5/31/20)	Expenses Paid During the Period (a)	Ending Account Value (5/31/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$985.80	$3.72	$2.68	$1,000.00	$1,021.25	$3.79	$1,022.30	$2.73
Service	1,000.00	984.60	4.96	3.92	1,000.00	1,020.00	5.05	1,021.05	3.99
Investor A	1,000.00	984.60	4.96	3.92	1,000.00	1,020.00	5.05	1,021.05	3.99
Investor A1	1,000.00	985.30	4.22	3.18	1,000.00	1,020.75	4.29	1,021.80	3.23
Investor C	1,000.00	980.90	8.67	7.63	1,000.00	1,016.25	8.82	1,017.30	7.77
Class K	1,000.00	986.00	3.48	2.43	1,000.00	1,021.50	3.54	1,022.55	2.48

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.00% for Service, 1.00% for Investor A, 0.85% for Investor A1, 1.75% for Investor C and 0.70% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.79% for Service, 0.79% for Investor A, 0.64% for Investor A1, 1.54% for Investor C and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Strategic Municipal Opportunities Fund	Beginning Account Value (12/01/19)	Ending Account Value (5/31/20)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (12/01/19)	Ending Account Value (5/31/20)	Expenses Paid During the Period (a)	Ending Account Value (5/31/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$940.80	$3.35	$2.62	$1,000.00	$1,021.55	$3.49	$1,022.30	$2.73
Investor A	1,000.00	940.50	4.46	3.69	1,000.00	1,020.40	4.65	1,021.20	3.84
Investor A1	1,000.00	940.50	3.69	2.96	1,000.00	1,021.20	3.84	1,021.95	3.08
Investor C	1,000.00	936.20	8.08	7.36	1,000.00	1,016.65	8.42	1,017.40	7.67
Class K	1,000.00	941.10	3.06	2.33	1,000.00	1,021.85	3.18	1,022.60	2.43

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Institutional, 0.92% for Investor A, 0.76% for Investor A1, 1.67% for Investor C and 0.63% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.76% for Investor A, 0.61% for Investor A1, 1.52% for Investor C and 0.48% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates, but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments May 31, 2020	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 0.0%

Commercial Services & Supplies — 0.0%
University of Southern California, 3.03%, 10/01/39	$650	$700,612

Total Corporate Bonds — 0.0% (Cost — $591,242)		700,612

Municipal Bonds — 81.9%

California — 72.7%

County/City/Special District/School District — 22.5%
Butte-Glenn Community College District, GO, Election of 2016, Series A, 5.25%, 08/01/46	12,360	15,205,025
California Infrastructure & Economic Development Bank, RB:
Goodwill Industry San Joaquin, 5.85%, 09/01/37	2,745	2,747,525
Green Bond, 5.00%, 08/01/38	1,130	1,412,138
California Statewide Communities Development Authority, RB, Lancer Educational Student Housing Project, 5.00%, 06/01/51(a)	1,035	978,903
California Statewide Communities Development Authority, Special Assessment, Statewide Community Infrastructure Program, Series A:
5.00%, 09/02/39	1,460	1,609,504
5.00%, 09/02/44	715	774,767
5.00%, 09/02/48	715	772,786
Cerritos Community College District, GO, Series A, 4.00%, 08/01/44	36,455	40,188,357
City & County of San Francisco, COP, Green Bond, 49 South Van Ness Project:
4.00%, 04/01/41	5,705	6,428,565
4.00%, 04/01/42	8,000	8,992,800
City & County of San Francisco California Community Facilities District No. 2014-1, Special Tax, Green Bond, Series B:
3.78%, 09/01/30	1,110	1,222,265
3.92%, 09/01/31	3,410	3,774,938
3.97%, 09/01/32	1,880	2,078,979
4.02%, 09/01/33	2,070	2,286,895
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Series D:
Mission Bay South Redevelopment Project, 0.00%, 08/01/31(a)(b)	3,000	1,742,820
Mission Bay South Redevelopment Project, CAB, 0.00%, 08/01/23(a)(b):	1,000	873,840
3.13%, 08/01/28	1,150	1,149,310
3.25%, 08/01/29	1,000	1,001,830
3.38%, 08/01/30	1,250	1,256,225
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,035,680
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 05/01/42	2,395	2,498,775
Coast Community College District, GO:
Election of 2002, Series B (AGM), 0.00%, 08/01/30(b)	26,425	22,746,376
Election of 2012, Series D, 4.50%, 08/01/39	2,175	2,594,253
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A:
Green Bond, 5.00%, 07/01/44	23,885	29,661,587
5.00%, 07/01/42	1,655	2,019,481

Security	Par (000)	Value

County/City/Special District/School District (continued)
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	$11,210	$13,003,152
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/42	14,995	15,773,841
Evergreen School District, GO(b):
0.00%, 08/01/22	1,410	1,404,134
0.00%, 08/01/23	1,435	1,422,702
0.00%, 08/01/24	1,460	1,436,041
0.00%, 08/01/25	1,435	1,397,848
0.00%, 08/01/26	1,400	1,349,796
0.00%, 08/01/27	1,425	1,356,586
Fremont Unified School District/Alameda County, GO, Series A, 4.00%, 08/01/46	66,330	72,202,858
Fremont Union High School District, GO, Series A, 4.00%, 08/01/46	14,000	15,766,240
Glendale Community California College District, GO, Election of 2016, Series A, 5.25%, 08/01/41	10,450	12,985,902
Glendale Unified School District, GO, Refunding, Election of 2011, Series B, 4.00%, 09/01/24(c)	1,350	1,559,318
Grossmont-Cuyamaca Community College District, GO, Election of 2008, Series B, 5.00%, 08/01/44	30,215	37,442,730
Hacienda La Puente Unified School District, GO, Election 2016, Series A, 5.25%, 08/01/42	5,000	6,180,800
Imperial Irrigation District, RB, Taxable (AMBAC), 6.94%, 01/01/26	17,570	20,732,776
Los Altos Elementary School District, GO, Refunding, Election of 2014, Series A-1, 4.00%, 08/01/44	5,000	5,664,700
Los Angeles Community College District, GO, Election of 2008:
Series F, 4.00%, 08/01/34	10,000	11,069,400
Series K, 4.00%, 08/01/37	10,000	11,370,200
Series K, 4.00%, 08/01/38	29,760	33,616,003
Series K, 4.00%, 08/01/39	22,740	25,683,920
Los Angeles Community College District California, GO, Series G, 4.00%, 08/01/39	5,645	6,220,282
Los Angeles County Facilities Inc, RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/43	4,000	4,955,160
Mount San Antonio Community College District, GO, Refunding, Election of 2018, Series A, 5.00%, 08/01/44	10,000	12,775,400
Mountain View-Whisman School District, GO, Election of 2012, Series A, 4.00%, 09/01/42	12,000	13,472,760
Orange County Local Transportation Authority, RB, 5.00%, 02/15/40	5,000	6,292,450
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	3,000	3,711,330
Pomona Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, 3.98%, 02/01/27	4,155	4,559,780
Sacramento Area Flood Control Agency, Special Assessment Bonds, Control Agency Consolidated Capital Assessment, 4.00%, 10/01/43	8,245	9,618,040
San Bernardino Community College District, GO, Series A, 3.00%, 08/01/41	5,000	5,250,900
San Diego Community College District, Refunding, GO, Refunding, 5.00%, 08/01/41	20,000	24,165,400
San Diego Public Facilities Financing Authority Sewer Revenue, Refunding RB, Series A, 5.00%, 05/15/38	13,595	16,514,526

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Francisco Bay Area Rapid Transit District, GO, Election of 2004, Green Bond:
Series F-1, 3.00%, 08/01/38	$10,000	$10,827,700
Election of 2016, Series A, 5.00%, 08/01/47	8,980	10,811,381
San Francisco Bay Area Rapid Transit District, GO, Refunding, Series D, 4.00%, 08/01/35	5,985	6,771,908
San Francisco City & County Redevelopment Financing Authority, Tax Allocation Bonds (BHAC), 5.75%, 08/01/37	9,500	12,460,485
San Jose Evergreen Community College District, GO, Election of 2010, Series C, 4.13%, 09/01/43	18,435	20,532,903
San Jose Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 05/01/42	2,010	2,094,943
San Jose Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A-T, 3.25%, 08/01/29	8,730	9,203,864
San Jose Unified School District, GO, Capital Appreciation Election of 2002, Series C (NPFCG), 0.00%, 06/01/31(b)	25,000	20,814,750
San Leandro Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	5,000	5,283,100
San Mateo County Community College District, GO, Election of 2014, Series B, 5.00%, 09/01/45	32,650	40,456,289
Santa Monica Community College District, GO, Election of 2008, Series B, 4.00%, 08/01/44	40,015	44,060,516

		740,326,438

Education — 3.7%
California Educational Facilities Authority, RB, Chapman University, Series A:
3.43%, 04/01/30	1,000	1,047,810
3.56%, 04/01/31	2,000	2,105,240
California Municipal Finance Authority, RB:
Urban Discovery Academy Project, Series A, 5.50%, 08/01/34(a)	300	304,503
Vista Charter Middle School, 6.00%, 07/01/44	500	516,720
California Municipal Finance Authority, Refunding RB, William Jessup University:
5.00%, 08/01/39	1,785	1,728,255
5.00%, 08/01/48	2,140	1,988,852
California Public Finance Authority, RB, Trinity Classical Academy Project(a):
Series A, 5.00%, 07/01/36	385	382,482
Series A, 5.00%, 07/01/44	375	365,985
Series A, 5.00%, 07/01/54	520	504,213
Series B, 5.00%, 07/01/26	265	260,495
California School Finance Authority, RB(a):
Arts in Action Charter Schools, 5.00%, 06/01/40	1,420	1,380,978
Arts in Action Charter Schools, 5.00%, 06/01/50	2,240	2,151,722
Arts in Action Charter Schools, 5.00%, 06/01/59	3,565	3,370,814
Larchmont Charter School Project, Series A, 5.00%, 06/01/33	525	512,064
Larchmont Charter School Project, Series A, 5.00%, 06/01/43	525	502,646
Larchmont Charter School Project, Series A, 5.00%, 06/01/55	1,000	969,480
Real Journey Academies, Series A, 5.00%, 06/01/49	7,105	6,650,067
Real Journey Academies, Series A, 5.00%, 06/01/58	3,355	3,072,845
Series A, 6.00%, 07/01/51	1,500	1,560,285
Series A, 6.00%, 06/01/59	8,925	9,138,754
Series B, 6.00%, 06/01/31	735	679,485

Security	Par (000)	Value

Education (continued)
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/41	$28,825	$34,362,282
Menifee Union School District, GO, Series A, 5.25%, 08/01/42	7,275	8,905,036
State of California University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/42	16,790	20,215,160
University of California, RB:
Build America Bonds, 6.30%, 05/15/50	3,790	5,046,575
Series AV, 5.25%, 05/15/42	12,220	15,074,714

		122,797,462

Health — 5.0%
California Health Facilities Financing Authority, RB, Series A:
Children’s Hospital, 5.25%, 11/01/41	7,000	7,422,590
Scripps Health, 5.00%, 11/15/40	20,220	21,243,941
Sutter Health, 5.00%, 11/15/36	2,755	3,283,299
Sutter Health, 5.00%, 11/15/41	4,350	4,957,086
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A, 4.00%, 11/01/38	5,005	5,601,546
Providence ST. Joseph Health, 5.00%, 10/01/39(d)	10,000	11,911,300
Stanford Health Care, Series A, 4.00%, 11/15/40	5,140	5,817,966
Sutter Health, Series A, 5.00%, 11/15/38(c)	15,050	17,902,126
California Infrastructure & Economic Development Bank, RB, Green Bond, Climate Bond Certified, 5.00%, 08/01/44	22,275	27,730,815
California Municipal Finance Authority, Refunding RB, Series A(a):
5.00%, 11/01/39	980	1,013,075
5.00%, 11/01/49	1,105	1,112,392
California Statewide Communities Development Authority, RB, Series A:
Kaiser Permanente, 5.00%, 04/01/42	10,000	10,615,200
Lancer Educational Student Housing Project, 5.00%, 06/01/46(a)	4,100	3,948,177
California Statewide Communities Development Authority, Refunding RB, Lancer Educational Student Housing Project, Series A, 5.00%, 06/01/36(a)	2,900	2,910,643
Marin Healthcare District, GO, Election of 2013:
4.00%, 08/01/40	11,550	12,723,711
Series A, 5.00%, 08/01/41	21,670	26,273,575

		164,467,442

Housing — 0.3%
California Community Housing Agency, RB, M/F Housing, Annadel Apartments, Series A, 5.00%, 04/01/49(a)	8,230	8,530,560

State — 7.3%
California State Public Works Board, RB:
Series A, 5.00%, 09/01/34	500	578,450
Series C, 5.00%, 11/01/36	2,145	2,765,806
Series C, 5.00%, 11/01/37	5,810	7,473,810
Various Capital Projects, Series C, 5.00%, 11/01/38	5,000	6,424,100
Various Capital Projects, Series C, 5.00%, 11/01/44	28,275	35,803,784
State of California, GO, Refunding:
5.25%, 02/01/30	7,725	8,333,730
5.00%, 03/01/35	11,775	15,559,956

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) May 31, 2020	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
4.00%, 10/01/37	$35,000	$42,561,050
5.00%, 11/01/39	26,000	32,817,200
Construction Bonds, 4.00%, 10/01/44	4,000	4,673,360
Various Purpose, 4.00%, 03/01/37	10,780	12,987,313
Various Purpose, 5.25%, 10/01/39	10,170	12,310,887
State of California, GO:
3.00%, 10/01/37	10,000	10,862,900
4.00%, 03/01/38	12,500	14,975,375
4.00%, 11/01/44	10,800	11,756,232
State of California Public Works Board, LRB, Series I:
Correctional Facilities Improvements, Series A, 5.00%, 09/01/39	5,000	5,746,750
Various Capital Projects, 5.25%, 11/01/32	1,115	1,277,533
State of California Public Works Board, RB, Various Capital Projects, 5.50%, 11/01/33	2,315	2,672,158
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/33	10,000	12,104,800

		241,685,194

Tobacco — 3.6%
County of California Tobacco Securitization Agency, Refunding RB:
Asset-Backed, Merced County, Series A, 5.13%, 06/01/38(e)	955	937,839
Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	4,765	4,764,714
Gold Country Settlement Funding Corp., 5.25%, 06/01/46	11,500	11,314,505
Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	2,410	2,371,320
Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/47	2,595	2,553,714
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	13,125	13,092,056
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38(e)	5,470	5,277,839
State of Golden Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	55,680	55,540,243
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 06/01/38	5,350	5,349,839
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Asset Securitization Corporation:
San Diego Country Series A, 5.00%, 06/01/48	5,000	5,586,550
5.00%, 06/01/48	10,670	11,336,128

		118,124,747

Transportation — 12.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate Toll Bridge, 4.00%, 04/01/34	8,075	9,354,322
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB, Series B, 5.56%, 07/01/32	1,000	1,201,950
California Municipal Finance Authority, Refunding ARB, United Airlines, Inc. Project, AMT, 4.00%, 07/15/29	8,645	8,277,501
City & County of San Francisco California, Refunding ARB, Series A, AMT, 5.25%, 05/01/42	40,370	46,509,873
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42(e)	29,480	33,456,557

Security	Par (000)	Value

Transportation (continued)
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	$22,485	$25,122,940
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
San Francisco International Airport, Series C, 5.00%, 05/01/46	1,640	1,844,360
Series A, 5.00%, 05/01/39	5,125	5,608,236
Series A, 5.00%, 05/01/40	14,000	15,267,980
Series A, 5.00%, 05/01/44	10,125	10,930,444
City of Long Beach California Harbor Revenue, ARB, Series A, 5.00%, 05/15/44	10,000	12,216,800
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series D, 5.00%, 05/15/41	8,850	9,982,977
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	10,000	11,331,300
Senior Series A, 5.00%, 05/15/40	6,615	7,474,884
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	18,710	21,184,959
Sub-Series A, 5.00%, 05/15/42	23,625	27,161,899
City of Los Angeles Department of Airports, ARB, Los Angeles International Airport, Series D, 5.25%, 05/15/33	7,330	7,351,550
City of Los Angeles Department of Airports, Refunding ARB, Los Angeles International Airport:
5.00%, 05/15/36	11,260	14,163,616
5.00%, 05/15/38	6,870	8,622,675
City of Los Angeles Department of Airports, Refunding RB, Los Angeles International Airport, 5.00%, 05/15/39	3,000	3,757,590
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A (BAM), 4.00%, 03/01/42	6,755	7,383,418
Series A, 5.00%, 03/01/41	20,000	23,101,200
Series A-1, 5.75%, 03/01/34	6,720	6,919,382
Series A-1, 6.25%, 03/01/34	2,920	3,017,411
County of Los Angeles California Metropolitan Transportation Authority, RB, Green Bonds, Series A, 5.00%, 07/01/37	19,235	23,758,303
County of Los Angeles Metropolitan Transportation Authority, Refunding RB, Green Bond, Series A, 5.00%, 07/01/42	10,000	12,202,300
Port of Oakland, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 05/01/27	12,850	13,781,625
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series E, 5.00%, 05/01/38	9,000	10,581,660
San Joaquin County Transportation Authority, Refunding RB, Measure K Sale Tax Revenue, 5.00%, 03/01/41	17,955	21,582,628

		403,150,340

Utilities — 18.1%
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	17,010	18,156,814
City of Los Angeles California Department of Water & Power, RB, Series A, 5.00%, 07/01/41	25,130	29,781,060

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Los Angeles California Department of Water & Power, Refunding RB:
Series B, 5.00%, 07/01/43	$6,000	$7,471,500
Water System, Series A, 5.25%, 07/01/39	8,000	8,211,760
City of Los Angeles California Wastewater System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/38	2,000	2,500,280
City of Los Angeles California Wastewater System Revenue, Refunding RB, Green Bond:
Series C, 5.00%, 06/01/35	4,520	5,380,020
Sub-Series A, 5.00%, 06/01/43	10,000	12,298,600
Sub-Series A, 5.25%, 06/01/47	20,000	24,222,600
City of Riverside California Electric Revenue, RB, Build America Bond, 7.61%, 10/01/40	2,500	4,004,100
City of Sacramento California Water Revenue, RB, 5.00%, 09/01/42	6,465	7,879,736
City of San Francisco CA Public Utilities Commission Water Revenue, Refunding RB, Green Bond, Series D, 5.00%, 11/01/35	10,025	12,612,152
City of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Green Bond, Series A:
5.00%, 10/01/31	5,000	6,097,700
5.00%, 10/01/32	5,000	6,082,650
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Public Utilities Commission, 4.00%, 11/01/30	19,910	23,687,325
County of San Diego California Water Authority, Refunding RB, 5.00%, 05/01/30	6,000	6,648,600
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 4.00%, 06/01/45	5,885	6,664,821
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 06/01/37	7,160	8,529,851
Eastern Municipal Water District Financing Authority, RB, Series D, 5.25%, 07/01/42	18,500	23,063,025
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	22,870	27,640,911
5.25%, 07/01/44	10,650	13,046,676
Los Angeles Department of Water & Power System Revenue, RB, Power System Revenue Bonds, Series C, 5.00%, 07/01/38	11,525	14,951,844
Mesa Water District, COP, 4.00%, 03/15/45	3,900	4,596,969
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 07/01/40	16,105	19,340,172
Metropolitan Water District of Southern California, Refunding RB:
5.00%, 01/01/38	7,000	8,893,430
Series A, 5.00%, 10/01/35	5,000	5,412,550
Series A, 5.00%, 07/01/38	5,000	6,419,300
Series A, 5.00%, 10/01/45	10,000	12,884,600
Northern California Power Agency, RB, Build America Bonds, Series B, 7.31%, 06/01/40	2,150	3,176,797
Orange County Water District, Refunding RB, Series A, 4.00%, 08/15/37	1,770	2,041,093
Sacramento Municipal Utility District, Refunding RB, Electric Revenue Bonds, Series H, 4.00%, 08/15/45	7,415	8,823,331
Sacramento Municipal Utility District, RB, Series G:
5.00%, 08/15/38	22,390	29,009,604
5.00%, 08/15/41	20,000	25,700,400

Security	Par (000)	Value

Utilities (continued)
Sacramento Municipal Utility District, Refunding RB, Electric Revenue Bonds, Series H, 4.00%, 08/15/40	$7,800	$9,280,284
San Diego County Water Authority Financing Corp., Refunding RB, Series B, 5.00%, 05/01/38	20,405	24,532,932
San Diego Public Facilities Financing Authority, RB, Series A, 5.00%, 08/01/41	1,010	1,208,889
San Diego Public Facilities Financing Authority, Refunding RB, Series A:
5.00%, 05/15/36	5,000	6,101,300
4.00%, 08/01/39	3,700	4,443,626
4.00%, 08/01/40	3,590	4,285,096
4.00%, 08/01/45	9,755	11,522,216
Subordinate, 5.00%, 08/01/43	36,795	45,711,900
Subordinated, 5.25%, 08/01/47	15,180	19,107,218
San Diego Public Facilities Financing Authority Water Revenue, Refunding RB, Series B, 5.00%, 08/01/38	16,460	20,006,307
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/35	6,975	8,254,145
State of California Department of Water Resources, Refunding RB, Central Valley Project Water System Revenue Bonds, Series AW, 4.00%, 12/01/34	24,000	28,113,120
Vista Joint Powers Financing Authority, Refunding LRB, Lease, 5.25%, 05/01/37	15,065	17,889,688

		595,686,992

Total Municipal Bonds in California		2,394,769,175

Connecticut — 0.2%

State — 0.2%
Mashantucket Western Pequot Tribe, (6.35% Cash or 1.00% PIK), 7.35%, 07/01/26	36,909	6,090,002

Total Municipal Bonds in Connecticut		6,090,002

Illinois — 1.0%

County/City/Special District/School District — 1.0%
Chicago Board of Education, GO:
Build America Bonds, 6.52%, 12/01/40	8,075	8,105,766
Taxable Build America Bonds, 6.04%, 12/01/29	7,590	7,559,944
Taxable Build America Bonds, 6.14%, 12/01/39	13,850	13,483,667
Taxable Qualified School Construction Bonds, 6.32%, 11/01/29	3,650	3,630,983

Total Municipal Bonds in Illinois		32,780,360

Ohio — 0.9%

Tobacco — 0.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	29,510	29,754,048

Total Municipal Bonds in Ohio		29,754,048

Puerto Rico — 7.1%

County/City/Special District/School District — 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-2, 4.33%, 07/01/40	380	358,112

State — 4.3%
Commonwealth of Puerto Rico, GO(f)(g):
Public Improvement, Series A, 5.25%, 07/01/22	940	586,692

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) May 31, 2020	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Public Improvement, Series A, 5.25%, 07/01/26	$330	$205,966
Public Improvement, Series A, 5.13%, 07/01/31	3,340	2,084,628
5.38%, 07/01/33	1,025	639,743
6.00%, 07/01/38	1,630	1,028,258
Commonwealth of Puerto Rico, GO, Refunding(f)(g):
Public Improvement, 5.00%, 07/01/18	470	292,367
Public Improvement, Series A, 5.50%, 07/01/18	1,025	637,609
Public Improvement, Series A, 5.50%, 07/01/32	1,170	730,244
Public Improvement, Series A, 6.00%, 07/01/34	955	561,858
Public Improvement, Series A, 5.50%, 07/01/39	8,805	5,072,807
Public Improvement, Series A, 5.00%, 07/01/41	7,370	4,291,190
Public Improvement, Series A, 5.75%, 07/01/41	1,110	653,050
Public Improvement, Series B, 6.00%, 07/01/39	3,970	2,504,407
Public Improvement, Series C, 6.00%, 07/01/39	470	296,492
Series A, 8.00%, 07/01/35	27,405	14,867,212
Puerto Rico Public Buildings Authority, Refunding RB(f)(g):
Government Facilities, Series F (GTD), 5.25%, 07/01/24	500	361,786
Series M, 10.00%, 07/01/34	1,045	955,445
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/29(b)	1,117	812,919
CAB, Series A-1, 0.00%, 07/01/31(b)	1,330	880,207
CAB, Series A-1, 0.00%, 07/01/33(b)	1,909	1,135,683
CAB, Series A-1, 0.00%, 07/01/46(b)	106,226	27,074,883
CAB, Series A-1, 0.00%, 07/01/51(b)	7,750	1,444,135
Series A-1, 4.75%, 07/01/53	31,068	29,996,775
Series A-1, 5.00%, 07/01/58	11,287	11,259,685
Series A-2, 4.33%, 07/01/40	11,818	11,311,008
Series A-2, 4.54%, 07/01/53	114	106,527
Series A-2, 4.78%, 07/01/58	20,042	19,320,488
Series B-1, 0.00%, 07/01/46(b)	5,761	1,464,677

		140,576,741

Utilities — 2.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	630	615,844
5.13%, 07/01/37	3,485	3,451,196
5.75%, 07/01/37	1,085	1,085,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series B:
5.00%, 07/01/23	5,615	5,447,785
5.35%, 07/01/27	6,705	6,342,461
6.15%, 07/01/38	3,620	3,429,117
Puerto Rico Electric Power Authority, 1.00%, 01/01/20(f)(g)	593	385,744
Puerto Rico Electric Power Authority, RB(f)(g):
Series A, 5.00%, 07/01/29	4,130	2,551,824
Series A, 7.00%, 07/01/33	2,230	1,395,608
Series A, 6.75%, 07/01/36	7,630	4,775,106
Series A, 5.00%, 07/01/42	8,830	5,455,836
Series A, 7.00%, 07/01/43	955	597,671
Series A-3, 10.00%, 07/01/19	2,137	1,818,808
Series B-3, 10.00%, 07/01/19	2,137	1,818,808
Series C-1, 5.40%, 01/01/18	5,870	3,815,466
Series C-2, 5.40%, 07/01/18	5,871	3,816,084
Series C-4, 5.40%, 07/01/20	593	385,744
Series CCC, 5.25%, 07/01/26	1,680	1,038,030
Series CCC, 5.25%, 07/01/28	955	590,071
Series D, 7.50%, 07/01/20	1,638	1,025,114
Series TT, 5.00%, 07/01/25	480	296,580
Series TT, 5.00%, 07/01/26	1,285	793,969

Security	Par (000)	Value

Utilities (continued)
Series TT, 5.00%, 07/01/32	$1,075	$664,216
Series WW, 5.50%, 07/01/17	1,315	788,782
Series WW, 5.50%, 07/01/18	1,155	692,808
Series WW, 5.50%, 07/01/19	935	560,845
Series WW, 5.38%, 07/01/22	1,250	772,344
Series WW, 5.38%, 07/01/24	875	540,641
Series WW, 5.25%, 07/01/33	885	546,819
Series WW, 5.50%, 07/01/38	1,170	722,914
Series XX, 5.25%, 07/01/27	645	398,529
Series XX, 5.25%, 07/01/35	400	247,150
Series XX, 5.75%, 07/01/36	555	342,921
Series XX, 5.25%, 07/01/40	11,490	7,099,384
Puerto Rico Electric Power Authority, Refunding RB(f)(g):
Series AAA, 5.25%, 07/01/22	2,150	1,328,431
Series AAA, 5.25%, 07/01/24	480	296,580
Series AAA, 5.25%, 07/01/26	1,840	1,136,890
Series AAA, 5.25%, 07/01/27	6,540	4,040,902
Series AAA, 5.25%, 07/01/28	4,690	2,897,834
Series AAA, 5.25%, 07/01/29	530	327,474
Series BBB, 5.40%, 07/01/28	2,805	1,733,139
Series UU, 1.00%, 07/01/17(d)	395	256,750
Series UU, 1.00%, 07/01/18(d)	355	230,750
Series UU, 1.00%, 07/01/20(d)	3,175	1,840,960
Series UU, 1.66%, 07/01/31(d)	3,765	2,183,060
Series ZZ, 5.00%, 07/01/17	925	554,846
Series ZZ, 5.25%, 07/01/19	2,945	1,766,511
Series ZZ, 5.25%, 07/01/21	3,590	2,218,171
Series ZZ, 5.25%, 07/01/24	1,990	1,229,571
Series ZZ, 5.25%, 07/01/26	4,335	2,678,488
Series ZZ, 5.00%, 07/01/28	990	611,696
Taxable Build America Bonds, Series YY, 6.13%, 07/01/40	4,060	2,508,573

		92,149,845

Total Municipal Bonds in Puerto Rico		233,084,698

Total Municipal Bonds — 81.9% (Cost — $2,620,103,361)		2,696,478,283

Municipal Bonds Transferred to Tender Option Bond Trusts — 10.8%(h)

California — 10.8%

County/City/Special District/School District — 1.6%
Ohlone Community College District, GO, Election of 2010, Series B, 4.00%, 08/01/44	47,250	52,060,995

Education — 4.0%
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/42	10,000	12,040,000
5.00%, 11/01/43	35,250	43,714,230
University of California, RB, Limited Project, Series M, 5.00%, 05/15/42	20,000	24,198,800
University of California, Refunding RB, Series AZ, 5.00%, 05/15/43	41,740	51,549,317

		131,502,347

State — 0.7%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	18,150	21,970,757

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 4.5%
City & County of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	$41,405	$50,727,730
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/42	27,045	32,824,775
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47	36,105	43,674,773
Irvine Ranch Water District, 5.00%, 03/01/46	19,330	23,042,327

		150,269,605

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.8% (Cost — $329,146,088)		355,803,704

Total Long-Term Investments — 92.7% (Cost — $2,949,840,691)		3,052,982,599

Short-Term Securities — 10.6%

Commercial Paper — 0.8%
Los Angeles Municipal Improvement Corp.:
1.00%, 06/16/20	15,000	15,006,600
1.22%, 06/16/20	11,000	11,003,621

Total Commercial Paper — 0.8%		26,010,221

Shares		Value

Money Market Fund — 9.8%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.00%(i)((j)	322,451,958	$322,516,448

Total Money Market Fund — 9.8%		322,516,448

Total Short-Term Securities — 10.6% (Cost — $348,474,263)		348,526,669

Total Investments — 103.3% (Cost — $3,298,314,954)		3,401,509,268

Other Assets Less Liabilities — 1.2%		38,841,872

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.5)%		(148,483,065)

Net Assets — 100.0%		$3,291,868,075

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	When-issued security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 05/31/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	256,535,508	65,916,450	(b)	—	322,451,958	$322,516,448	$1,455,390	$10,100	$42,185
iShares National Municipal Bond ETF(c)	335,000	1,720,000		(2,055,000)	—	—	2,100,067	5,214,665	(1,092,167)
iShares Short-Term National Muni Bond ETF(c)	—	500,000		(500,000)	—	—	66,210	146,231	—

						$322,516,448	$3,621,667	$5,370,996	$(1,049,982)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold)
(c)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) May 31, 2020	BlackRock California Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year US Treasury Notes	2,782	09/21/20	$386,872	$(613,092)
Long U.S. Treasury Bond	1,148	09/21/20	204,775	68,304

				$(544,788)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$68,304	$—	$68,304

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$(613,092)	$—	$(613,092)

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(199,903,189)	$—	$(199,903,189)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$10,625,551	$—	$10,625,551

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$1,055,961,426

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock California Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$3,052,982,599	$—	$3,052,982,599
Short-Term Securities(a)	322,516,448	26,010,221	—	348,526,669

	$322,516,448	$3,078,992,820	$—	$3,401,509,268

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$68,304	$—	$—	$68,304
Liabilities:
Interest rate contracts	(613,092)	—	—	(613,092)

	$(544,788)	$—	$—	$(544,788)

(a)	See above Schedule of Investments for values in each sector/security type.
(b)	Derivative financial instruments are futures contracts. Future contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $148,144,977 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments May 31, 2020	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 91.3%

New Jersey — 87.9%

Corporate — 3.6%
New Jersey EDA, RB, Series A:
Provident Group-Kean Properties, 5.00%, 06/15/42	$4,545	$4,632,628
5.00%, 07/01/47	265	245,300
New Jersey EDA, Refunding RB:
American Water Co., Inc, AMT, Series A, 2.20%, 10/01/39(a)	2,130	2,205,892
Series B, AMT, 5.60%, 11/01/34	1,000	1,003,261
Series D, AMT, 4.88%, 11/01/29	1,000	1,016,090
Provident Group-Monteclair Properties LLC (AGM), 5.00%, 06/01/37	2,760	3,196,742
Sub Series A, 5.00%, 07/01/33	125	129,401
Sub Series A, 4.00%, 07/01/34	165	160,048

		12,589,362

County/City/Special District/School District — 15.0%
Carlstadt School District, GO, Refunding, 4.00%, 05/01/30	1,415	1,575,843
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	1,020	1,034,045
5.25%, 11/01/44	1,590	1,596,646
(AGM), 4.00%, 11/01/34	500	517,540
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	660	780,952
City of East Orange New Jersey, GO, Refunding (AGM):
3.00%, 09/15/30	2,200	2,349,754
3.00%, 09/15/31	2,200	2,325,994
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/35	600	601,536
5.00%, 07/01/36	145	145,371
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20(b)	257	262,053
County of Essex New Jersey Improvement Authority, RB:
AMT, 5.25%, 07/01/45(c)	1,000	999,950
Governmental Loan, 4.00%, 11/01/44	7,470	8,310,076
Newark Project, Series A (AGM), 6.00%, 11/01/20(d)	1,090	1,116,803
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	2,055,360
County of Mercer New Jersey, GO, Refunding, 3.00%, 02/15/31	1,585	1,733,530
County of Union New Jersey Utilities Authority, Refunding RB, Covanta Union, Inc., Series A, AMT, 4.75%, 12/01/31	1,250	1,319,788
Ewing Township Board of Education, GO:
4.00%, 07/15/38	920	1,046,564
4.00%, 07/15/39	840	953,744
Monmouth Regional High School District, GO, 3.00%, 02/01/34	1,260	1,330,988
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	1,835	1,908,932
School Facilities Construction, Series EEE, 5.00%, 06/15/43	2,155	2,202,863
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	2,500	2,717,875
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC), 5.50%, 03/01/21(b)	805	836,725
Toms River Board of Education, GO, River Regional School District, 3.00%, 07/15/37	4,605	4,788,555

Security	Par (000)	Value

County/City/Special District/School District (continued)
Township of Bloomfield New Jersey, GO, Refunding, General Improvement Bonds:
3.00%, 02/01/32	$1,000	$1,072,220
3.00%, 02/01/33	1,040	1,108,162
Township of Egg Harbor New Jersey School District, GO, Refunding, (AGM), 5.75%, 07/15/25	2,000	2,509,920
Township of Irvington New Jersey, GO, Refunding, Series A (AGM), 5.00%, 07/15/31	2,445	2,800,014
Township of Monroe NJ/Gloucester County, GO, Refunding, 3.00%, 05/01/32	405	430,564
Township of Monroe NJ/Middlesex County, GO, Refunding:
3.00%, 06/01/37	385	407,673
3.00%, 06/01/38	410	433,190
Township of Sparta New Jersey Board of Education, GO, Refunding, 5.00%, 02/15/36	1,350	1,579,176

		52,852,406

Education — 13.7%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,250	1,384,137
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	530	574,223
Series A, 5.00%, 07/01/34	1,855	2,098,469
New Jersey EDA, RB:
Beloved Community Charter School, Inc. Project,(c): Series A, 5.00%, 06/15/39	825	804,903
Series A, 5.00%, 06/15/49	135	125,947
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	200	207,922
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(c)	1,100	985,314
Golden Door Charter School Project, Series A,(c):
5.13%, 11/01/29	100	97,811
6.25%, 11/01/38	210	213,931
6.50%, 11/01/52	1,210	1,233,547
Hatikvah International Academy Charter School Project, Series A,(c)
5.00%, 07/01/27	170	172,081
5.25%, 07/01/37	470	471,349
5.38%, 07/01/47	815	810,615
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/38	2,000	2,244,700
School Facilities Construction, 4.00%, 06/15/49	1,190	1,083,971
Series AAA, 5.00%, 06/15/41	1,990	2,023,810
Team Academy Charter School Project, Series A, 5.00%, 12/01/48	2,190	2,353,045
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,098,880
New Jersey EDA, Refunding RB:
Greater Brunswick Charter School, Inc. Project, Series A,(c): 4.75%, 08/01/24	250	248,698
5.63%, 08/01/34	250	250,205
5.88%, 08/01/44	430	431,802
School Facilities Construction, Series PP, 4.00%, 06/15/30	4,875	4,886,846
Teaneck Community Charter School Project, Series A,(c):
3.50%, 09/01/22	125	123,490
5.00%, 09/01/37	315	291,920
5.13%, 09/01/52	1,000	970,590
New Jersey Educational Facilities Authority, RB:
Green Bond, Series A, 5.00%, 07/01/45	1,080	1,216,793
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	1,750	1,786,802

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Rider University Issue, Series F, 5.00%, 07/01/47	$165	$156,102
New Jersey Educational Facilities Authority, Refunding RB:
Kean University, Series H, 4.00%, 07/01/39	715	775,854
Montclair State University, Series A, 5.00%, 07/01/33	2,005	2,188,919
Montclair State University, Series B, 5.00%, 07/01/32	2,465	2,790,700
Ramapo College, Series B, 5.00%, 07/01/42	560	589,204
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, AMT, Sub-Series C, 4.00%, 12/01/48	700	715,610
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	385	408,150
Series 1A, 5.00%, 12/01/25	35	35,023
Series 1A, 5.00%, 12/01/26	240	240,158
Series A, 2.38%, 12/01/29	3,000	2,771,250
Sub-Series C, AMT, 3.63%, 12/01/49	1,065	1,030,973
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(d)	460	506,764
5.00%, 07/01/40	5,000	5,848,000
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,000	2,238,520

		48,487,028

Health — 14.1%
New Jersey EDA, Refunding RB, Cranes Mill Project:
5.00%, 01/01/34	270	268,415
5.00%, 01/01/39	270	261,206
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital Project, Series A, 5.00%, 09/15/29	2,000	2,077,640
Inspira Health Obligated Group, 5.00%, 07/01/42	4,660	5,230,477
Robert Wood Johnson University Hospital, Series A, 5.25%, 07/01/35	1,460	1,610,818
Robert Wood Johnson University Hospital, Series A, 5.00%, 07/01/39	1,150	1,253,420
Robert Wood Johnson University Hospital, Series A, 5.00%, 07/01/43	1,535	1,665,536
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	920	1,011,043
Valley Health System Obligated Group, 4.00%, 07/01/44	4,120	4,424,427
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(d)	2,985	3,176,398
AHS Hospital Corp., 4.00%, 07/01/41	1,000	1,081,450
Hackensack Meridian Health Obligated Group, Series A, 5.00%, 07/01/37	6,000	6,957,960
Holy Name Medical Center, 5.00%, 07/01/25	500	501,185
Hunterdon Medical Center, 5.00%, 07/01/31	300	331,929
Hunterdon Medical Center, 5.00%, 07/01/45	2,650	2,829,299
Meridian Health System Obligated Group, 5.00%, 07/01/27	1,500	1,615,050
Princeton Healthcare System, 5.00%, 07/01/34	1,000	1,174,450
Princeton Healthcare System, 5.00%, 07/01/39	4,060	4,681,464
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/32	2,300	2,490,003
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	1,290	1,445,303
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(d)	1,540	1,630,275
St. Barnabas Health Care System, Series A, 5.00%, 07/01/24	1,000	1,078,910
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	2,230	2,404,007
St. Luke’s Warren Hospital Obligated Group, 5.00%, 08/15/34	460	494,505
Virtua Health, 5.00%, 07/01/29	285	321,574

		50,016,744

Security	Par (000)	Value

Housing — 2.0%
New Jersey EDA, Refunding RB, Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	$690	$790,678
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A:
M/F Housing, 4.00%, 11/01/48	150	161,406
M/F Housing, 4.10%, 11/01/53	100	107,531
S/F Housing, 3.75%, 10/01/35	1,100	1,251,866
Newark Housing Authority Scholarship Foundation A New Jersey Non (The), RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,871,043
4.38%, 12/01/33	2,515	2,738,609

		6,921,133

State — 7.7%
County of Monmouth Improvement Authority, RB, Series B (GTD):
4.00%, 12/01/39	590	701,138
4.00%, 12/01/38	250	297,925
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24(e)	10,000	9,194,600
CAB, Series B, 0.00%, 11/01/27(e)	4,135	3,480,595
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,262,398
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(e)	1,675	1,633,845
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	3,000	3,054,570
School Facilities Construction, Series KK, 5.00%, 09/01/22(d)	1,070	1,187,294
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 03/15/21(e)	2,000	1,964,420
Cigarette Tax, 5.00%, 06/15/22	1,700	1,748,773
Cigarette Tax, 5.00%, 06/15/29	640	655,654

		27,181,212

Tobacco — 3.1%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	1,500	1,635,165
Series A, 5.25%, 06/01/46	915	1,014,827
Sub-Series B, 5.00%, 06/01/46	8,085	8,439,527

		11,089,519

Transportation — 24.5%
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 01/01/40	1,500	1,682,895
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT:
5.38%, 01/01/43	905	975,825
(AGM), 5.13%, 01/01/39	1,000	1,082,750
(AGM), 5.13%, 07/01/42	1,000	1,072,290
New Jersey State Turnpike Authority, RB, Series A, 4.00%, 01/01/48	9,000	9,813,960
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 01/01/30	1,000	1,331,470
Series B, 5.00%, 01/01/34	1,600	1,933,248
Series E, 5.00%, 01/01/32	1,350	1,647,621
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32(e)	10,000	5,685,700
CAB, Transportation System, Series A, 0.00%, 12/15/35(e)	8,900	4,317,479
CAB, Transportation System, Series A, 0.00%, 12/15/38(e)	10,000	4,094,500

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) May 31, 2020	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	$1,250	$1,327,763
Series B, 5.25%, 06/15/26	1,500	1,525,320
Series BB, 5.00%, 06/15/44	500	511,000
Series BB, 4.00%, 06/15/50	2,545	2,313,609
Series BB, 5.00%, 06/15/50	535	543,961
Transportation Program Notes, Series BB, 5.00%, 06/15/33	550	572,033
Transportation Program, Series AA, 5.25%, 06/15/31	2,000	2,077,520
Transportation Program, Series AA, 5.00%, 06/15/45	1,000	1,013,460
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,720	1,787,114
Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	2,730	2,873,380
Transportation System Bond, 4.00%, 12/15/39	1,835	1,703,449
Transportation System, Series A, 5.00%, 12/15/32	1,775	1,854,822
Transportation System, Series A, 5.00%, 12/15/35	455	467,426
Transportation System, Series A, 6.00%, 06/15/21(d)	3,185	3,380,941
Transportation System, Series B, 5.00%, 06/15/21(d)	600	630,450
Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	1,883,772
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/34	2,345	2,631,442
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/47	3,545	3,689,565
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,178,180
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	1,270	1,273,366
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,008,550
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated Bonds, Series 225th, 4.00%, 09/01/43	7,305	7,925,048
Consolidated, 178th Series, 5.00%, 12/01/43	285	308,661
Consolidated,186th Series, 5.00%, 10/15/44	3,000	3,294,030
Port Authority of New York & New Jersey, Refunding RB, Consolidated 205th series, 5.00%, 11/15/42	1,975	2,323,311
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	2,380	2,385,212
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/22(d)	280	312,914
5.00%, 11/01/28	15	15,869
Transportation System, 5.00%, 11/01/32	440	476,674
Transportation System, 5.00%, 11/01/33	250	270,030
Transportation System, 5.00%, 11/01/39	1,500	1,594,515

		86,791,125

Utilities — 4.2%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	425	438,294
New Jersey EDA, RB, Middlesex Water Company Project (AMT), 4.00%, 08/01/59	4,200	4,753,644
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project:
3.38%, 04/01/38	1,360	1,419,432
3.50%, 04/01/42	720	752,810
New Jersey Environmental Infrastructure Trust, RB, Series B, AMT, 5.00%, 09/01/28	1,355	1,428,509
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 08/01/21(b)(e)	5,000	4,987,650

Security	Par (000)	Value

Utilities (continued)
Passaic Valley Water Commission, RB, Series A, 6.00%, 12/15/20(d)	$980	$1,011,213

		14,791,552

Total Municipal Bonds in New Jersey		310,720,081

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	500	552,465

Puerto Rico — 3.3%

State — 2.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(e)	4,330	1,103,630
CAB, Series A-1, 0.00%, 07/01/51(e)	2,155	401,563
Series A-1, 4.75%, 07/01/53	2,882	2,782,629
Series A-1, 5.00%, 07/01/58	2,622	2,615,655
Series A-2, 4.33%, 07/01/40	580	555,118
Series A-2, 4.78%, 07/01/58	1,518	1,463,352
Series B-1, 0.00%, 07/01/46(e)	567	144,154

		9,066,101

Utilities — 0.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	935	913,990
5.13%, 07/01/37	290	287,187
5.25%, 07/01/42	1,445	1,419,727

		2,620,904

Total Municipal Bonds in Puerto Rico		11,687,005

Total Municipal Bonds — 91.3% (Cost — $308,176,531)		322,959,551

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 11.2%

New Jersey — 11.2%

County/City/Special District/School District — 3.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	1,440	1,688,069
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	2,000	2,085,280
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	6,300	6,631,632

		10,404,981

Education — 4.0%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project, AMT(g):
3.00%, 08/01/41(a)(c)	4,622	4,688,472
3.00%, 08/01/43(a)(c)	6,648	6,742,970
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(d)	2,500	2,852,525

		14,283,967

Health — 2.2%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	7,332	7,602,911

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 2.0%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	$5,001	$5,032,811
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	516,257
Series194th, 5.25%, 10/15/55	1,455	1,643,408

		7,192,476

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.2% (Cost — $38,340,148)		39,484,335

Total Long-Term Investments — 102.5% (Cost — $346,516,679)		362,443,886

	Shares

Short-Term Securities — 2.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(h)(i)	9,088,748	9,091,474

Total Short-Term Securities — 2.6% (Cost — $9,090,476)		9,091,474

Total Investments — 105.1% (Cost — $355,607,155)		371,535,360

Other Assets Less Liabilities — 1.2%		4,273,671

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.3)%		(22,154,317)

Net Assets — 100.0%		$353,654,714

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2037, is $5,808,746. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 05/31/19	Shares Purchased	Shares Sold		Shares Held at 05/31/20	Value at 05/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	15,937,171	—	(6,848,423	)(b)	9,088,748	$9,091,474	$163,028	$(9,918)	$(104)
iShares National Municipal Bond ETF(c)	—	33,000	(33,000)		—	—	14,610	(197,165)	—

						$9,091,474	$177,638	$(207,083)	$(104)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended May 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(6,702,209)	$—	$(6,702,209)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$288,269	$—	$288,269

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) May 31, 2020	BlackRock New Jersey Municipal Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$29,851,875

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$362,443,886	$—	$362,443,886
Short-Term Securities	9,091,474	—	—	9,091,474

	$9,091,474	$362,443,886	$—	$371,535,360

(a)	See above Schedule of Investments for values in each sector, security type, state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $22,053,726 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2020	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 84.1%

Pennsylvania — 80.2%

Corporate — 1.9%
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 07/01/43	$5,000	$5,006,500
Pennsylvania Economic Development Financing Authority, RB, Green Bond, Covanta Project, AMT, 3.25%, 08/01/39(a)	2,800	2,324,084
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,558,110
National Gypsum Co., 5.50%, 11/01/44	1,355	1,275,272

		10,163,966

County/City/Special District/School District — 19.7%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	330	328,644
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	2,310	2,367,588
5.00%, 05/01/42	3,900	3,993,756
Altoona Area School District, GO:
(BAM), 5.00%, 12/01/36	215	254,816
(BAM), 5.00%, 12/01/45	1,000	1,162,930
Series A (AGM), 5.00%, 12/01/36	2,895	3,431,125
Bethlehem Area School District, GO (BAM), Series A:
5.00%, 08/01/34	2,390	2,786,190
5.00%, 08/01/35	1,790	2,076,418
Boyertown Area School District, GO:
5.00%, 10/01/36	890	1,023,625
5.00%, 10/01/38	1,335	1,530,684
Catasauqua Area School District, GO, Refunding, (BAM), 4.00%, 02/15/42	2,255	2,536,762
City of Philadelphia Pennsylvania, GO, Series B, 5.00%, 02/01/39	2,155	2,705,495
County of Chester IDA, RB, Green Bond, Longwood Gardens, Inc. Project, Sustainability Bonds, 4.00%, 12/01/49	3,750	4,272,675
County of Chester IDA, Special Assessment Bonds, Woodlands at Greystone Project(a):
5.00%, 03/01/38	525	483,488
5.13%, 03/01/48	1,050	918,067
County of Delaware Springfield School District, GO, 5.00%, 03/01/40	1,710	2,090,526
County of Lancaster Pennsylvania, GO, Refunding:
4.00%, 11/01/34	500	581,720
4.00%, 11/01/35	520	601,962
4.00%, 11/01/36	540	622,874
4.00%, 11/01/37	565	650,485
4.00%, 11/01/38	585	672,411
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	1,625	1,718,600
County of Washington Redevelopment Authority, Refunding, Tax Allocation Bonds:
4.00%, 07/01/23	705	697,259
5.00%, 07/01/28	600	598,416
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(b)	2,500	2,529,775
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,835	2,157,373
East Pennsboro Area School District, GO (BAM):
4.00%, 10/01/40	645	737,435
4.00%, 10/01/44	1,530	1,730,920

Security	Par (000)	Value

County/City/Special District/School District (continued)
Easton Area School District, GO, Series B, 5.00%, 02/01/31	$1,650	$2,096,424
Fox Chapel Area School District, GO:
5.00%, 02/01/39	4,100	5,000,729
5.00%, 02/01/42	6,365	7,632,144
Marple Newtown School District, GO, 3.00%, 06/01/40	2,365	2,565,505
Mechanicsburg Area School District, GO, Series A:
4.00%, 03/01/40	2,160	2,485,728
4.00%, 03/01/41	2,245	2,580,740
4.00%, 03/01/42	2,335	2,681,047
North Allegheny School District, GOL, 4.00%, 05/01/39	1,000	1,163,070
Pittsburgh School District, GO, Series A:
4.00%, 09/01/37	2,240	2,568,250
4.00%, 09/01/38	2,235	2,556,169
School District of Philadelphia, Refunding, GOL, Series F, 5.00%, 09/01/37	1,815	2,106,235
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 07/15/34	5,070	5,284,714
State Public School Building Authority, Refunding RB, Philadelphia School District (AGM), 5.00%, 06/01/33	5,000	6,004,750
Township of Bristol Pennsylvania School District, GO, (BAM), 5.00%, 06/01/42	2,550	3,059,311
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,246,913
Township of Lower Paxton Pennsylvania, GO, 5.00%, 04/01/42	630	720,525
Township of West Bradford, GO, 4.00%, 12/15/49	1,125	1,289,407
Tredyffrin Easttown School District, GO, 5.00%, 02/15/39	1,130	1,381,278
West Shore School District Pennsylvania, GO:
5.00%, 11/15/43	4,045	4,834,058
5.00%, 11/15/48	1,975	2,346,004
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	1,420	1,622,620

		107,487,640

Education — 14.4%
Berks County Municipal Authority, Refunding RB, Alvernia University Project:
5.00%, 10/01/39	290	278,058
5.00%, 10/01/49	795	729,683
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 08/15/24	580	584,982
5.00%, 08/15/25	765	771,525
5.00%, 08/15/26	760	766,430
County of Allegheny Higher Education Building Authority, Refunding RB, Carnegie Mellon University Revenue Bonds, Series A, 5.00%, 08/01/27	965	1,254,317
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
4.13%, 01/01/38	260	246,610
4.00%, 01/01/36	645	609,667
5.00%, 01/01/39	1,240	1,286,537
County of Delaware Pennsylvania Authority, RB, Villanova University, 5.00%, 08/01/40	1,795	2,037,989
County of Delaware Pennsylvania Authority, Refunding RB, Cabrini University, 5.00%, 07/01/47	3,870	3,937,338
County of Montgomery Higher Education & Health Authority, Refunding RB, Series A:
Thomas Jefferson University, 5.00%, 09/01/48	2,500	2,803,325
Thomas Jeferson University, 5.00%, 09/01/37	1,365	1,567,634
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Moravian College, 5.00%, 10/01/36	890	960,105

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) May 31, 2020	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	$2,500	$2,977,550
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	5,790	6,404,840
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 4.00%, 05/01/36	500	526,975
Drexel University, Series A, 5.25%, 05/01/21(b)	6,720	7,031,270
Drexel University, Series A, 5.25%, 05/01/41	420	430,034
La Salle University, 5.00%, 05/01/37	1,595	1,634,285
State System of Higher Education, Series AL, 5.00%, 06/15/35	650	651,878
Thomas Jefferson University, 5.00%, 09/01/45	3,000	3,188,760
University of Science in Philadelphia, 5.00%, 11/01/36	5,165	5,186,176
Widener University, Series A, 5.25%, 07/15/33	2,420	2,636,590
Widener University, Series A, 5.50%, 07/15/38	365	394,926
Pennsylvania State University, RB:
5.00%, 09/01/48	2,615	3,224,818
Series A, 5.00%, 09/01/43	3,935	4,988,832
Philadelphia Authority for Industrial Development, RB:
Alliance For Progress Charter School, Inc. Project, 4.00%, 06/15/29	485	445,817
Alliance For Progress Charter School, Inc. Project, 5.00%, 06/15/39	590	546,311
Independence Charter School West Project, 5.00%, 06/15/39	250	227,415
Independence Charter School West Project, 5.00%, 06/15/50	800	696,096
University of Sciences, 5.00%, 11/01/42	3,525	3,565,608
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	3,330	3,776,287
La Salle University, 4.00%, 05/01/42	4,780	4,727,994
Saint John’s University, 4.00%, 11/01/45	4,260	4,399,984
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	765	754,642
5.00%, 07/01/35	630	635,512
5.00%, 07/01/45	450	452,570
5.00%, 07/01/47	1,180	1,190,325

		78,529,695

Health — 18.2%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	5,000	5,588,450
County of Allegheny Hospital Development Authority, Refunding RB, Series A:
Allegheny Health Network Obligated Group Issue, 4.00%, 04/01/37	4,300	4,583,671
Allegheny Health Network Obligated Group Issue, 5.00%, 04/01/47	1,950	2,180,802
University Pittsburgh Medical Center, 4.00%, 07/15/38	2,500	2,701,125
County of Bucks Pennsylvania IDA, RB, St. Lukes University Health Network Project, 4.00%, 08/15/44	1,690	1,769,717
County of Bucks Pennsylvania IDA, Refunding RB:
Grand View Hospital, VRDN, Series A, 0.12%, 07/01/34(c)	2,680	2,680,000
Pennswood Village Project, 5.00%, 10/01/37	1,560	1,618,219
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(b)	4,110	4,515,904
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project:
5.00%, 12/01/35	1,000	935,100
5.00%, 12/01/51	1,000	858,710
Series A, 5.25%, 12/01/45	1,500	1,369,290

Security	Par (000)	Value

Health (continued)
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries, 5.00%, 01/01/38	$4,400	$4,503,048
County of Franklin Pennsylvania IDA, RB, Menno-Haven, Inc. Project:
5.00%, 12/01/29	125	121,289
5.00%, 12/01/39	235	210,983
5.00%, 12/01/49	150	127,314
5.00%, 12/01/54	635	530,054
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	925	1,008,278
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network. Series A, 4.00%, 07/01/49	1,430	1,496,552
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,432,672
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	925,716
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	5,000	4,570,450
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,350	1,482,098
St. Lukes University Health Network Project, 5.00%, 08/15/48	1,875	2,104,031
County of Northampton Pennsylvania IDA, Refunding RB, MorningStar Senior Living, Inc.:
5.00%, 11/01/39	645	569,761
5.00%, 11/01/44	645	551,075
5.00%, 11/01/49	1,180	981,630
Doylestown Hospital Authority, RB, Doylestown Hospital, Series A, 4.00%, 07/01/45	1,250	1,234,550
DuBois Hospital Authority, Refunding RB, Penn Highlands Healthcare, 4.00%, 07/15/48	3,440	3,571,546
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	5,950	6,974,888
Lancaster IDA, RB, Willow Valley Communities Project:
4.00%, 12/01/44	730	758,580
5.00%, 12/01/44	1,170	1,296,383
4.00%, 12/01/49	985	1,016,569
Lancaster IDA, Refunding RB, Garden Spot Village Project(b):
5.38%, 05/01/23	730	839,120
5.75%, 05/01/23	1,285	1,491,075
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	2,250	2,215,575
Mount Lebanon Hospital Authority, RB, St. Clair Memorial Hospital Project, 4.00%, 07/01/48	3,910	4,190,034
Pennsylvania Economic Development Financing Authority, RB, Series A-1, 4.00%, 04/15/45	6,500	6,911,645
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	4,000	4,229,600
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/44	4,965	5,526,690
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 05/15/31	3,505	3,514,674
Philadelphia Authority for Industrial Development, Refunding RB, Children’s Hospital of Philadelphia, 4.00%, 07/01/35	2,450	2,758,553
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(b)	3,590	3,605,150

		99,550,571

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing — 2.5%
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	$565	$406,546
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	600	411,666
S/F Housing, Series 128B, 4.00%, 10/01/47	6,190	6,617,791
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	1,260	846,531
4.00%, 12/01/46	5,740	3,776,575
4.00%, 12/01/51	2,300	1,463,697

		13,522,806

State — 4.3%
City of Philadelphia Pennsylvania Gas Works Co., Refunding RB, VRDN, 8th Series D (Royal Bank of Canada LOC), 0.15%, 08/01/31(c)	650	650,000
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/35	2,205	2,598,262
Commonwealth of Pennsylvania, GO, Refunding, 5.00%, 07/15/21	9,000	9,476,190
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	10,500	11,078,235

		23,802,687

Tobacco — 0.2%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/33	1,000	1,192,910

Transportation — 10.2%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	14,000	14,032,200
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	2,140	2,581,183
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,800	2,050,632
5.00%, 07/01/47	2,545	2,816,348
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	2,500	3,094,150
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,510	1,632,355
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(d)	6,740	3,016,824
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(d)	2,225	1,213,248
Series A, 5.25%, 12/01/44	1,500	1,883,445
Series A-1, 5.00%, 12/01/41	100	115,534
Sub-Series B, 5.25%, 12/01/48	3,215	3,806,721
Sub-Series B-1, 5.00%, 06/01/42	3,705	4,218,624
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	4,730	5,295,897
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts(b):
5.00%, 06/01/21	3,140	3,290,877
5.00%, 06/01/21	4,155	4,354,648
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,305,996

		55,708,682

Utilities — 8.8%
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	3,720	4,202,819
City of Philadelphia PA Water & Wastewater Revenue, RB, VRDN, 0.12%, 08/01/27(c)	6,000	6,000,000

Security	Par (000)	Value

Utilities (continued)
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series:
5.25%, 08/01/20(b)	$1,280	$1,290,624
5.25%, 08/01/40	2,020	2,020,364
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	700	804,195
5.00%, 08/01/31	900	1,025,982
5.00%, 08/01/32	1,200	1,358,748
5.00%, 08/01/33	600	675,750
5.00%, 08/01/34	1,050	1,175,202
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 10/01/52	1,190	1,423,062
Series C (AGM), 5.00%, 08/01/20(b)	2,650	2,670,908
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB:
Series A, 5.00%, 10/01/43	3,460	4,239,330
Series B, 5.00%, 11/01/49	2,000	2,450,520
County of Allegheny Pennsylvania Sanitary Authority, RB:
5.00%, 06/01/43	4,000	4,866,280
Sewer Improvement (BAM), 5.25%, 12/01/41	2,090	2,391,503
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 06/01/40	1,000	1,021,180
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(b)	980	1,115,828
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50(e)	820	906,043
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	2,055	2,106,848
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	3,690	3,698,782
Pittsburgh Water & Sewer Authority, RB, First Lien, Series A (AGM), 5.00%, 09/01/44	2,045	2,564,225

		48,008,193

Total Municipal Bonds in Pennsylvania		437,967,150

Puerto Rico — 3.9%

State — 3.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	7,251	1,848,135
CAB, Series A-1, 0.00%, 07/01/51(d)	4,315	804,057
Series A-1, 4.75%, 07/01/53	4,687	4,525,392
Series A-1, 5.00%, 07/01/58	4,566	4,554,951
Series A-2, 4.33%, 07/01/40	1,950	1,866,345
Series A-2, 4.78%, 07/01/58	2,660	2,564,240
Series B-1, 0.00%, 07/01/46(d)	925	235,172

		16,398,292

Utilities — 0.9%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,680	1,642,250
5.13%, 07/01/37	520	514,956
5.25%, 07/01/42	3,125	3,070,344

		5,227,550

Total Municipal Bonds in Puerto Rico		21,625,842

Total Municipal Bonds — 84.1% (Cost — $446,541,942)		459,592,992

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) May 31, 2020	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 22.6%

Pennsylvania — 22.6%

Education — 8.5%
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Thomas Jefferson University Projects, 4.00%, 09/01/44(g)	$7,550	$7,936,635
County of Northampton General Purpose Authority, Refunding RB, Lafayette College:
4.00%, 11/01/38(g)	6,002	6,854,840
5.00%, 11/01/47	6,100	7,198,244
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	5,007	5,709,094
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(b)	9,280	9,900,554
Philadelphia Authority for Industrial Development, RB, Philadelphia College of osteopathic Medicine, 4.00%, 12/01/48(g)	8,090	8,963,639

		46,563,006

Health — 9.6%
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, Series A, 4.00%, 07/01/49(g)	4,997	5,229,558
Geisinger Authority Pennsylvania, RB, Health System, Series A-1, 5.13%, 06/01/41	12,570	13,038,484
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group:
4.00%, 06/01/49	9,015	9,725,112
Series A, 5.00%, 06/01/44	5,000	5,556,550
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	2,000	2,095,920
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	9,380	9,748,634
Saint Mary Pennsylvania Hospital Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/48	6,096	7,114,738

		52,508,996

Housing — 1.0%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 114A, AMT, 3.70%, 10/01/42(g)	5,197	5,218,838

State — 2.3%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	11,000	12,469,600

Security	Par (000)	Value

Transportation — 1.2%
Pennsylvania Turnpike Commission, RB, Subordinate, Series A, 5.50%, 12/01/42	$2,520	$2,923,780
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	2,900	3,454,190

		6,377,970

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.6% (Cost — $116,531,531)		123,138,410

	Shares

Total Long-Term Investments — 106.7% (Cost — $563,073,473)		582,731,402

Short-Term Securities — 4.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(h)(i)	23,547,775	23,554,839

Total Short-Term Securities — 4.3% (Cost — $23,549,074)		23,554,839

Total Investments — 111.0% (Cost — $586,622,547)		606,286,241

Other Assets Less Liabilities — 0.9%		5,023,206

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.9)%		(65,065,566)

Net Assets — 100.0%		$546,243,881

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2021 to June 1, 2039, is $25,258,217. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 05/31/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	23,547,775	(b)	—	23,547,775	$23,554,839	$172,057	$(11,913)	$5,765
iShares National Municipal Bond ETF(c)	—	50,000		(50,000)	—	—	22,138	(298,735)	—

						$23,554,839	$194,195	$(310,648)	$5,765

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Pennsylvania Municipal Bond Fund

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended May 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(11,528,505)	$—	$(11,528,505)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$532,260	$—	$532,260

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$43,166,213

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$582,731,402	$—	$582,731,402
Short-Term Securities	23,554,839	—	—	23,554,839

Total	$23,554,839	$582,731,402	$—	$606,286,241

(a)	See above Schedule of Investments for values in each sector or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Loan for TOB Trust Certificates	$—	$(840,000)	$—	$(840,000)
TOB Trust Certificates	—	(63,943,902)	—	(63,943,902)

	$—	$(64,783,902)	$—	$(64,783,902)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 0.3%

Education — 0.0%
Conservation Fund A Non-Profit Corp., Series 2019, 3.47%, 12/15/29	$3,577	$3,792,722

Health Care Providers & Services — 0.1%
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	232	298,787
Sutter Health, Series 2018, 3.70%, 08/15/28	192	214,324
Tower Health, 4.45%, 02/01/50	7,385	6,554,465

		7,067,576

Thrifts & Mortgage Finance — 0.2%
Community Preservation Corp., Series 2020, 2.87%, 02/01/30	18,537	17,697,934

Total Corporate Bonds — 0.3% (Cost — $29,935,192)		28,558,232

Municipal Bonds — 88.4%

Alabama — 0.4%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home for the Aging:
5.75%, 06/01/35	1,200	1,204,440
5.75%, 06/01/45	2,145	2,075,909
6.00%, 06/01/50	2,700	2,696,274
County of Jefferson Alabama Sewer Revenue, Refunding RB, Sub-Lien, Series D:
7.00%, 10/01/51	3,000	3,530,370
6.50%, 10/01/53	15,110	17,366,981
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A, 4.50%, 05/01/32(a)	7,395	7,362,314

		34,236,288

Alaska — 0.2%
Alaska Housing Finance Corp., RB, S/F, Series A, 3.70%, 12/01/38	4,310	4,741,517
State of Alaska International Airports System, Refunding RB, Series B:
5.00%, 10/01/32	5,000	5,841,200
5.00%, 10/01/34	5,000	5,810,300

		16,393,017

Arizona — 3.5%
Arizona Health Facilities Authority, Refunding RB:
Banner Health, Series B, 1.77%, 01/01/37(b)	50,000	48,893,550
Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	5,000	5,245,200
Scottsdale Lincoln Hospitals Project, 5.00%, 12/01/39	5,000	5,454,500
Arizona IDA, RB:
Arizona Charter Schools Project, 7.10%, 01/01/55(a)	3,350	2,939,792
Leman Academy of Excellence — Parker Colorado Campus Project,(a) 5.00%, 07/01/39	1,335	1,288,395
5.00%, 07/01/49(a)	2,075	1,965,668
M/F Housing, Series 2019-2, Class A, 3.63%, 05/20/33	99,031	99,091,150
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A(a):
6.50%, 07/01/34	965	1,015,045
5.00%, 07/01/36	7,315	7,091,234
5.00%, 07/01/41	10,075	9,542,032
6.75%, 07/01/44	1,690	1,774,027
City of Phoenix Arizona IDA, Refunding RB(a):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	2,795	2,746,982
5.00%, 07/01/45	8,285	7,951,363

Security	Par (000)	Value

Arizona (continued)
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	$1,775	$1,744,506
Legacy Traditional School Projects, 5.00%, 07/01/35	2,205	2,131,155
5.00%, 07/01/45	1,495	1,399,126
City of Phoenix Civic Improvement Corp., ARB, Junior Lien Airport Revenue Bonds:
5.00%, 07/01/44	10,000	11,674,900
5.00%, 07/01/49	25,000	28,996,000
Series B, AMT, 5.00%, 07/01/44	10,000	11,459,800
Series B, AMT, 5.00%, 07/01/49	10,000	11,299,100
City of Phoenix Civic Improvement Corp., Refunding RB:
Junior Lien Airport, Series D, 5.00%, 07/01/37	10,000	11,564,000
Series B, 5.00%, 07/01/38	5,000	5,759,150
County of Maricopa IDA, Refunding RB:
Banner Health Obligation, Series C, 0.68%, 01/01/35(b)	4,865	5,016,949
Banner Health Obligation, Series D, 5.00%, 01/01/46(c)	10,000	12,300,100
Paradise Schools Projects, 5.00%, 07/01/36(a)	250	246,985
McAllister Academic Village LLC, Refunding RB, Arizona State University:
5.00%, 07/01/30	5,000	6,196,300
5.00%, 07/01/32	5,000	6,135,800
5.00%, 07/01/34	5,000	6,073,800
State of Arizona, COP, Refunding, Series A, 5.00%, 10/01/26	5,000	6,249,300

		323,245,909

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	37,355	32,458,880

California — 6.0%
California Health Facilities Financing Authority, RB, El Camino Hospital:
5.00%, 02/01/36	5,000	5,781,600
5.00%, 02/01/37	5,000	5,774,400
California Health Facilities Financing Authority, Refunding RB:
Children’s Hospital, Series A, 5.00%, 08/15/42	5,000	5,624,350
Children’s Hospital, Series A, 5.00%, 08/15/47	10,000	11,188,100
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	10,000	15,088,300
California Housing Finance, RB, M/F Housing, Series A, 4.25%, 01/15/35	19	19,699
California Infrastructure & Economic Development Bank, RB, Academy of Motion Picture Arts and Sciences Obligated Group, Green Bonds, Series A, 5.00%, 11/01/30	20,065	27,301,242
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A, 5.00%, 11/01/41	10,000	11,259,100
California Municipal Finance Authority, RB:
S/F, Caritas Affordable Housing Inc., Series B, 5.88%, 08/15/49	1,000	1,062,870
Sycamore Academy Project, 5.38%, 07/01/34(a)	1,000	995,920
Sycamore Academy Project, 5.63%, 07/01/44(a)	2,760	2,760,580
Urban Discovery Academy Project, 6.00%, 08/01/44(a)	330	338,392
Urban Discovery Academy Project, 6.13%, 08/01/49(a)	285	292,903
Vista Charter Middle School, 6.00%, 07/01/44	1,960	2,025,542
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A, 5.00%, 07/01/47	10,000	11,113,400

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT(a):
5.00%, 07/01/30	$4,000	$4,187,960
5.00%, 07/01/37	25,000	25,691,750
5.00%, 11/21/45	50,000	51,133,500
California School Finance Authority, RB, Series A(a):
Alta Public Schools Project, 6.50%, 11/01/34	1,015	1,017,223
Alta Public Schools Project, 6.75%, 11/01/45	1,395	1,401,975
Kipp Socal Projects, 5.00%, 07/01/39	1,000	1,092,260
Kipp Socal Projects, 5.00%, 07/01/54	1,000	1,054,350
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	5,000	5,307,600
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(a)	1,250	1,263,400
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/44	10,000	10,795,500
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(a):
3.00%, 08/01/21	2,445	2,481,210
0.00%, 08/01/26(d)	1,170	879,863
0.00%, 08/01/43(d)	20,000	5,267,800
City of Irvine California, Special Tax, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 09/01/49	1,500	1,591,395
City of Los Angeles Department of Airports, Refunding RB, Senior, Private Activity Bond, Series B, 5.00%, 05/15/35	10,000	10,696,100
Coachella Valley Unified School District, GO, Election 2015, Series F, 5.00%, 08/01/46	10,000	11,808,200
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Series A (AGM), 5.00%, 06/01/40	5,000	5,745,750
Series A-1, 5.00%, 06/01/25	5,000	5,814,050
Series A-1, 5.00%, 06/01/27	5,000	5,993,000
Series A-1, 5.00%, 06/01/28	5,000	5,941,750
Series A-1, 5.00%, 06/01/29	10,000	11,795,400
Series A-1, 5.00%, 06/01/30	6,955	8,289,386
Series A-1, 5.00%, 06/01/31	5,630	6,653,309
Series A-1, 5.00%, 06/01/47	19,555	19,505,917
Series A-1, 5.25%, 06/01/47	9,085	9,130,334
Modesto Irrigation District, RB, Index-Domestic Water Project (NPFCG), 0.86%, 09/01/37(b)	10,000	9,766,590
Norman Y Mineta San Jose International Airport SJC, Refunding ARB, AMT, Series A, 5.00%, 03/01/23	5,000	5,488,200
Northern California Gas Authority No. 1, RB, Series B, 1.68%, 07/01/27(b)	5,000	4,774,385
Port of Oakland, Refunding RB, AMT, Series O, 5.00%, 05/01/23	5,000	5,186,200
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series B (NPFGC), 0.77%, 12/01/35(b)	100,000	99,043,800
Sacramento County Water Financing Authority, RB, Series B (NPFGC), 0.79%, 06/01/34(b)	10,000	10,058,560
San Diego Association of Governments, RB, Mid-Coast Corridor Transit Project, Green Bond, 5.00%, 11/15/24	10,000	11,427,100
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series F, 5.00%, 05/01/50	25,000	29,437,250
State of California, GO, Refunding:
5.00%, 10/01/29	7,150	9,706,983

Security	Par (000)	Value

California (continued)
5.00%, 11/01/32	$10,000	$13,023,000
Various Purpose, Bid Group, 5.00%, 08/01/30	5,910	7,726,084
State of Golden Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	33,630	33,545,589

		554,349,121

Colorado — 1.7%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	5,125	4,592,359
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23(a)	1,000	996,820
City of Loveland Colorado Electric & Communications Enterprise Revenue, RB, Series A (AGM), 5.00%, 12/01/44	10,000	12,320,400
Colorado Educational & Cultural Facilities Authority, RB:
Charter Littleton Preparatory School, 5.00%, 12/01/22	80	80,967
Loveland Classical Schools, 5.00%, 07/01/46(a)	2,000	1,800,440
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	925,259
5.13%, 11/01/49	765	798,476
Colorado Health Facilities Authority, Refunding RB:
Commonspirit Health, Series A, 5.00%, 08/01/26	5,000	5,795,800
5.00%, 08/01/27	5,000	11,789,700
5.00%, 08/01/30	5,000	12,035,500
5.00%, 08/01/31	5,000	5,925,700
5.00%, 08/01/32	5,000	5,867,050
5.00%, 08/01/35	5,000	5,720,200
5.00%, 08/01/36	5,000	11,390,300
5.00%, 08/01/37	5,000	5,678,350
5.00%, 08/01/38	5,000	5,661,150
5.00%, 08/01/39	5,000	5,647,200
NCMC, Inc. Project, 5.00%, 05/15/26(e)	5,000	6,319,650
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	10,000	10,011,400
Colorado Housing & Finance Authority, RB:
M/F Housing, Multi Family Project, Series B-1, 2.75%, 10/01/34	1,000	1,054,680
M/F Housing, Multi Family Project, Series B-1, 3.00%, 10/01/39	1,000	1,054,270
M/F Housing, Multi Family Project, Series B-1, 3.50%, 10/01/59	1,160	1,230,342
M/F Housing, Multi Family Project, Series B-2, 1.35%, 02/01/22	5,000	5,029,600
S/F, Mortgage Class I Bond (Ginnie Mae), 3.60%, 11/01/38	2,985	3,159,354
S/F, Series B, 3.75%, 05/01/50	14,480	15,893,103
DIATC Metropolitan District, GO(a):
5.00%, 12/01/39	1,245	1,173,002
5.00%, 12/01/49	2,000	1,794,600
Fitzsimons Village Metropolitan District No 1, GO, Refunding, Senior Lien, 5.00%, 12/01/49	1,045	921,220
Flying Horse Metropolitan District No. 3, GO, Refunding, 6.00%, 12/01/49(a)	2,965	2,421,931
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	5,000	6,241,950
STC Metropolitan District No.2, GO, Refunding, Series A, 4.00%, 12/01/29	1,000	924,750
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44	3,010	2,528,460

		156,783,983

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut — 1.2%
Connecticut Housing Finance Authority, Refunding RB:
M/F Housing, Series A-1, 2.88%, 11/15/30	$5,700	$6,036,642
M/F, Sub Series F-1, 3.90%, 11/15/44	1,500	1,581,795
M/F, Sub-Series F-1, 4.00%, 11/15/49	2,000	2,108,100
M/F, Sub-Series F-1, 4.05%, 11/15/54	2,000	2,102,360
S/F, Housing Mortgage Finance, Series A-1, 2.45%, 05/15/38	2,200	2,228,094
S/F, Housing Mortgage Finance, Series A-1, 3.50%, 11/15/45	13,000	14,187,420
S/F, Sub-Series C-1, 3.63%, 11/15/38	9,775	10,676,548
Connecticut State Health & Educational Facilities Authority, RB, Mary Wade Home Issue, Series A-1, 5.00%, 10/01/54(a)	4,570	3,990,981
Mashantucket Western Pequot Tribe, (6.35% Cash or 1.00% PIK), 7.35%, 07/01/26	123,303	20,344,935
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	10,630	9,563,705
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(a)	5,530	5,551,343
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C(a):
5.75%, 02/01/24	3,320	3,457,382
5.75%, 02/01/25	3,755	3,931,973
6.25%, 02/01/30	4,930	5,250,351
State of Connecticut, GO, Series A, 5.85%, 03/15/32	145	187,784
State of Connecticut Bradley International Airport CFC Revenue, ARB, AMT, Ground Transportation Center, Series A, 5.00%, 07/01/49	5,000	5,780,100
State of Connecticut Health & Educational Facilities Authority, RB, 5.00%, 07/01/29	10,000	13,794,300

		110,773,813

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 07/01/26	5,825	7,365,188
State of Delaware, GO, Series A:
5.00%, 01/01/28	5,000	6,634,750
5.00%, 01/01/29	5,000	6,802,100
4.00%, 01/01/32	10,000	12,660,500

		33,462,538

District of Columbia — 1.0%
District of Columbia, GO, Refunding, Series A:
5.00%, 10/15/44	10,000	12,732,500
5.00%, 10/15/26	5,000	6,365,700
District of Columbia, GO:
5.00%, 06/01/41	10,000	12,011,900
Series D, 5.00%, 06/01/26	5,475	6,897,186
District of Columbia, Refunding RB, Series B, 5.00%, 12/01/26	5,000	5,569,600
District of Columbia Housing Finance Agency, RB, M/F Housing, Petworth Station, Series A-2 (FHA), 3.40%, 03/01/40	7,705	8,205,671
District of Columbia Water & Sewer Authority, Refunding RB, Subordinate Lien, Series C, 5.00%, 10/01/39	10,000	11,673,700
Metropolitan Washington Airports Authority, Refunding ARB:
AMT, 5.00%, 10/01/24	5,000	5,717,850
AMT, 5.00%, 10/01/27	5,000	6,127,100
AMT, Series A, 5.00%, 10/01/24	5,000	5,717,850
AMT, Series A, 5.00%, 10/01/30	5,000	5,690,050
Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	5,000	5,095,650

		91,804,757

Security	Par (000)	Value

Florida — 1.5%
Alta Lakes Community Development District, Special Assessment Bonds:
3.50%, 05/01/24	$380	$377,291
3.75%, 05/01/29	555	541,586
4.40%, 05/01/39	1,035	1,018,637
4.63%, 05/01/49	1,780	1,781,121
Babcock Ranch Community Independent Special District, Special Assessment Bonds:
4.75%, 11/01/26	400	410,040
5.00%, 11/01/31	500	512,720
5.25%, 11/01/46	3,485	3,552,923
Canaveral Port Authority, ARB:
Series A, AMT, 5.00%, 06/01/45	5,000	5,145,950
Series B, 5.00%, 06/01/48	10,000	10,382,000
Capital Trust Agency, Inc., RB:
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.00%, 01/01/34(f)(g)	550	319,000
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.25%, 01/01/44(f)(g)	940	545,200
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.25%, 01/01/49(f)(g)	3,010	1,745,800
Advantage Academy of Hillsborough Projects, Series A, 5.00%, 12/15/39	1,775	1,887,340
Advantage Academy of Hillsborough Projects, Series A, 5.00%, 12/15/49	3,380	3,494,886
Advantage Academy of Hillsborough Projects, Series A, 5.00%, 12/15/54	1,955	2,019,730
Franklin Academy Project, 5.00%, 12/15/55(a)	2,845	2,759,422
Renaissance Charter School, Inc., Series A, 5.00%, 06/15/49(a)	5,000	4,800,250
Silver Creek St. Augustine Project, Series A, 5.75%, 01/01/50(f)(g)	395	387,100
Silver Creek St. Augustine Project, Series B, 7.00%, 01/01/35(c)	1,390	1,362,200
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	190	193,371
5.00%, 05/01/34	710	718,939
5.13%, 05/01/45	985	991,639
County of Broward Florida Port Facilities Revenue, ARB, Series A, 5.00%, 09/01/49	5,000	5,560,650
County of Charlotte IDA, RB, AMT, Town & Country Utilities Project, 5.50%, 10/01/36(a)	3,500	3,572,520
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.25%, 05/15/49(a)(f)(g)	1,000	720,233
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Taxable, Series C, 4.06%, 10/01/31	11,120	11,705,579
County of Palm Beach Florida, RB, Palm Beach Atlantic University Housing Project(a):
5.25%, 04/01/23	740	736,026
5.00%, 04/01/39	2,700	2,653,587
5.00%, 04/01/51	2,305	2,139,224
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,047,350
County of Pinellas IDA, RB, 2017 Foundation for Global Understanding, Inc. Project, 5.00%, 07/01/39	2,030	2,019,119
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 05/01/44	2,300	2,353,452
Florida Development Finance Corp., RB:
Midtown Campus Properties, 7.00%, 12/01/48(a)	5,500	4,951,815

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Renaissance Charter School, Series A, 5.75%, 06/15/29	$365	$379,498
Renaissance Charter School, Series A, 6.00%, 06/15/34	440	457,547
Renaissance Charter School, Series A, 6.13%, 06/15/44	1,685	1,740,386
Harbor Bay Community Development District, Refunding, Special Assessment Bonds, Series A-2, 3.75%, 05/01/34	1,020	976,497
Harbor Bay Community Development District, Series A-1:
3.88%, 05/01/39	2,250	2,155,972
4.10%, 05/01/48	1,500	1,470,120
Lakewood Ranch Stewardship District, Lakewood Centre North Projects, Village of Lakewood Ranch Sector Projects:
Special Assessment Bonds, Cresswind Project, 4.50%, 05/01/49	805	749,729
Special Assessment Bonds, Lake Club Phase 4 project, 4.40%, 05/01/39	985	929,771
Special Assessment Bonds, Lake Club Phase 4 project, 4.50%, 05/01/49	1,120	1,043,056
Lakewood Ranch Stewardship District Special Assessment Bonds:
Special Assessment Bonds, 4.25%, 05/01/25	355	354,496
Special Assessment Bonds, 4.88%, 05/01/35	1,110	1,114,174
Special Assessment Bonds, 4.88%, 05/01/45	2,275	2,296,476
4.00%, 05/01/21	205	205,890
4.25%, 05/01/26	1,065	1,083,052
5.13%, 05/01/46	6,030	6,197,513
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,241,600
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 05/01/37	1,870	1,871,328
Portico Community Development District, Refunding, Special Assessment Bonds, Series 1:
3.20%, 05/01/31	1,000	955,460
3.50%, 05/01/37	1,250	1,126,288
State of Florida, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 5.00%, 07/01/28	6,795	9,078,799
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(f)(g)	143	90,783
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,030	2,249,362
Talavera Community Development District, Special Assessment Bonds:
4.35%, 05/01/40	495	481,892
4.50%, 05/01/50	770	754,346
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A4, 6.61%, 05/01/40(h)	190	162,615
Series 1, 6.61%, 05/01/40(f)(g)(h)	800	623,016
Series 2, 6.61%, 05/01/40(h)	490	292,976
Series 3, 6.38%, 05/01/17(f)(g)	425	4
Series 3, 6.61%, 05/01/40(f)(g)	535	5
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 05/01/35	2,325	2,342,902
5.63%, 05/01/45	3,655	3,703,502

Security	Par (000)	Value

Florida (continued)
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	$1,500	$1,875,975
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 05/01/23	1,205	1,233,414

		135,645,144

Georgia — 2.7%
Brookhaven Development Authority, RB, Children’s Healthcare of Atlanta, Series A, 5.00%, 07/01/26	1,250	1,531,313
City of Atlanta Georgia Department of Aviation, ARB:
Airport General Revenue Bonds, Series B, AMT, 5.00%, 07/01/44	10,000	11,793,100
Airport Passenger Facility Charge and Subordinate Lien General, 5.00%, 07/01/37	25,000	30,435,000
City of Atlanta Georgia Department of Aviation, RB, Airport Revenue, Series A, 5.00%, 07/01/44	5,820	6,992,905
City of Atlanta Georgia Department of Aviation, Refunding RB, Subordinate, Series F:
5.00%, 07/01/22	10,000	10,787,700
5.00%, 07/01/23	10,000	11,126,500
5.00%, 07/01/24	6,000	6,854,880
5.00%, 07/01/25	9,300	10,885,092
County of Fulton Development Authority, Refunding RB, Children’s Healthcare of Atlanta, Inc., Series C:
5.00%, 07/01/23	1,315	1,482,939
5.00%, 07/01/26	1,285	1,574,189
County of Rockdale Georgia Development Authority, Refunding RB, Piedmont Healthcare, Inc. Project, Series A, 5.00%, 07/01/49	11,360	12,902,688
Georgia Housing & Finance Authority, RB, S/F:
Series B, 4.15%, 12/01/43	7,320	7,679,266
Series B-1, 3.65%, 06/01/44	9,490	9,919,612
Georgia Housing & Finance Authority, Refunding RB, S/F, Series A:
2.15%, 12/01/27	1,000	1,046,420
2.20%, 06/01/28	1,000	1,048,600
2.25%, 12/01/28	1,000	1,050,520
2.35%, 12/01/29	1,000	1,052,380
4.00%, 06/01/50	18,000	20,041,200
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/23	1,750	1,906,695
5.00%, 05/15/24	1,500	1,670,775
5.00%, 05/15/25	2,500	2,839,225
5.00%, 05/15/26	3,000	3,468,900
5.00%, 05/15/27	2,000	2,351,740
Metropolitan Atlanta Rapid Transit Authority, RB:
Series A, 5.00%, 07/01/43	10,000	11,690,700
Series A, 5.00%, 07/01/44	10,000	11,656,100
Series A, 5.00%, 07/01/45	10,000	11,623,200
Series B, 5.00%, 07/01/44	10,000	11,537,900
Series B, 5.00%, 07/01/45	10,000	11,519,400
State of Georgia, GO:
Series A, 5.00%, 07/01/27	11,960	15,633,394
Series A-2, 5.00%, 02/01/28	9,030	11,600,931

		245,703,264

Hawaii — 0.0%
County of Kauai Community Facilities District, Special Tax Bonds, Kukui’ula Development Project:
5.00%, 05/15/44	625	660,206
5.00%, 05/15/49	2,750	2,874,795

		3,535,001

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Hayden Canyon Charter School Project, Series A, 6.95%, 06/15/55(a)	$5,150	$4,698,706

Illinois — 3.2%
Chicago Board of Education, GO, Series D, Taxable Build America Bonds:
Build America Bonds, 6.52%, 12/01/40	7,045	7,071,842
Dedicated Revenues, Series H, 5.00%, 12/01/46	5,000	4,726,700
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/26	5,000	5,156,550
Dedicated Revenues, Series C, 5.00%, 12/01/27	4,585	4,694,994
Dedicated Revenues, Series C, 5.00%, 12/01/34	5,590	5,585,304
Dedicated Revenues, Series F, 5.00%, 12/01/23	7,220	7,545,405
Series B, 4.00%, 12/01/35	11,230	10,236,257
Series C, 5.00%, 12/01/25	1,440	1,496,750
Series C, 5.00%, 12/01/23	4,145	4,331,898
Series C, 5.00%, 12/01/24	4,280	4,470,931
Series C, 5.00%, 12/01/26	2,945	3,037,208
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	50,165	48,388,657
Series C, 5.25%, 12/01/39	7,050	7,086,026
5.00%, 12/01/46	10,615	10,034,784
5.00%, 12/01/46	27,465	25,963,763
6.04%, 12/01/29	19,810	19,731,553
6.14%, 12/01/39	8,460	8,236,233
Taxable Qualified School Construction Bonds, 6.32%, 11/01/29	14,270	14,195,653
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	11,020	11,443,278
City of Chicago Illinois, GO, Series B, 7.38%, 01/01/33	4,395	4,674,039
Illinois Finance Authority, Refunding RB:
Mercy Health System Obligation, 5.00%, 12/01/21	5,000	5,268,000
Mercy Health System Obligation, 5.00%, 12/01/23	5,000	5,577,350
Mercy Health System Obligation, 5.00%, 12/01/46	5,000	5,447,450
Presence Health Network, Series C, 5.00%, 02/15/25	5,000	5,826,450
Presence Health Network, Series C, 5.00%, 02/15/26	5,000	5,962,700
Illinois Housing Development Authority, RB, S/F Housing:
MBS Pass-Through Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.13%, 02/01/47	28,845	31,350,714
Series D (Ginnie Mae, Fannie Mae), 2.25%, 04/01/30	1,365	1,443,610
Series D (Ginnie Mae, Fannie Mae), 2.35%, 04/01/31	1,255	1,324,728
Series D (Ginnie Mae, Fannie Mae), 2.70%, 10/01/34	8,920	9,436,022
Series D (Ginnie Mae, Fannie Mae), 2.95%, 10/01/39	9,200	9,751,724
Series D (Ginnie Mae, Fannie Mae), 3.00%, 10/01/41	1,030	1,091,264
Illinois Housing Development Authority, Refunding RB, Housing, Sub-Series A-1:
3.70%, 07/01/34	1,425	1,518,366
3.85%, 01/01/36	450	480,515

		292,586,718

Indiana — 0.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	420	435,464
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.25%, 01/01/51	5,000	5,194,650

Security	Par (000)	Value

Indiana (continued)
Indiana Finance Authority, Refunding RB, Marian University Project, Series B:
3.53%, 09/15/34	$4,520	$4,714,631
3.75%, 09/15/37	7,715	8,085,552
3.83%, 09/15/41	2,780	2,714,337
Indianapolis Local Public Improvement Bond Bank, RB, Series E (AMBAC), 0.00%, 02/01/24(d)	10,000	9,678,000
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Indianapolis Airport Authority Project, 4.00%, 01/01/50	5,945	6,290,880

		37,113,514

Iowa — 0.1%
Iowa Finance Authority, RB, S/F Housing, Series D (Ginnie Mae, Fannie Mae & Freddie Mac), 3.15%, 07/01/36	1,000	1,066,760
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C:
5.50%, 06/01/42	2,000	2,000,140
5.63%, 06/01/46	10,150	10,150,812

		13,217,712

Kentucky — 0.1%
Kentucky Economic Development Finance Authority, RB, Baptist Healthcare System, Series B, 5.00%, 08/15/33	5,000	5,550,350
Westvaco Corp., RB, MeadWestvaco Corp., 7.67%, 01/15/27(a)	3,100	4,041,718

		9,592,068

Louisiana — 0.7%
Calcasieu Parish Memorial Hospital Service District, Refunding RB, Lake Charles Memorial Hospital Project:
5.00%, 12/01/34	2,485	2,612,903
5.00%, 12/01/39	1,625	1,670,045
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	10,000	10,933,900
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(a)	5,810	4,945,240
Louisiana Public Facilities Authority, RB:
Louisiana Children’s Medical Center Project, Series A-3, 5.00%, 06/01/45(c)	11,695	13,013,377
Young Audiences Charter School Project, Series A, 5.00%, 04/01/57(a)	4,965	4,631,104
New Orleans Aviation Board, ARB, General Airport North Terminal Project, Series B, AMT, 5.00%, 01/01/48	10,000	11,063,100
Parish of East Baton Rouge Capital Improvements District, RB, 5.00%, 08/01/48	10,000	12,720,300
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project(c):
2.00%, 06/01/37	3,750	3,511,012
2.10%, 06/01/37	2,180	1,983,822
2.20%, 06/01/37	2,285	1,992,611

		69,077,414

Maine — 0.4%
Maine State Housing Authority, RB, S/F:
Housing, Series A, 2.85%, 11/15/39	5,790	5,962,774
Housing, Series A, 3.00%, 11/15/44	2,500	2,579,475
Housing, Series C, 2.75%, 11/15/34	6,165	6,371,712
Housing, Series C, 3.20%, 11/15/45	7,580	7,900,785
Housing, Series H, 3.55%, 11/15/37	2,000	2,140,100
Series A, 3.75%, 11/15/38	1,500	1,626,780

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine (continued)
Maine State Housing Authority, Refunding RB, M/F, Series A-3:
3.63%, 11/15/39	$4,445	$4,699,121
3.75%, 11/15/44	5,000	5,304,150

		36,584,897

Maryland — 3.0%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	600	556,332
5.25%, 07/01/44	1,220	1,065,304
County of Baltimore Maryland, GO, Refunding, Consolidated Public Improvement Bonds, Series A:
5.00%, 03/01/28	10,000	13,232,800
5.00%, 03/01/29	10,000	13,541,700
5.00%, 03/01/30	10,000	13,834,700
5.00%, 03/01/31	5,000	6,865,500
4.00%, 03/01/32	10,000	12,562,800
4.00%, 03/01/34	10,000	12,317,000
4.00%, 03/01/35	10,000	12,286,800
4.00%, 03/01/36	10,000	12,225,000
County of Frederick Maryland, Tax Allocation Bonds, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	2,830	2,426,357
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 02/15/44	1,170	1,069,228
County of Montgomery Maryland, GO, Refunding:
Series A, 5.00%, 11/01/24	10,000	12,042,800
Series C, 5.00%, 10/01/26	10,000	12,770,100
Maryland Community Development Administration, RB, M/F, Series D:
2.75%, 07/01/34	1,005	1,032,286
4.20%, 01/01/56	4,220	4,397,156
Maryland Community Development Administration, Refunding RB, M/F, Series A:
2.30%, 09/01/35	4,445	4,547,991
2.50%, 09/01/40	10,450	10,696,202
2.60%, 03/01/42	3,490	3,574,109
3.75%, 03/01/50	32,000	35,272,640
Maryland EDC, RB, Purple Line Light Rail Project, AMT:
5.00%, 03/31/24	5,000	5,028,850
5.00%, 09/30/26	5,000	5,013,500
5.00%, 03/31/41	10,000	10,046,800
5.00%, 03/31/46	10,000	9,919,100
5.00%, 03/31/51	10,000	9,624,000
Maryland EDC, Refunding RB:
CNX Marine Terminal, Inc., 5.75%, 09/01/25	1,140	1,145,814
Potomac Electric Power Co., 1.70%, 09/01/22	25,000	24,845,500
Maryland Health & Higher Educational Facilities Authority, RB, Legends Charter School Project, Series A, 7.00%, 03/01/55(a)	10,405	9,723,681
State of Maryland, GO, Series A, 5.00%, 08/01/26	6,575	8,362,216
State of Maryland Department of Transportation, RB, 5.00%, 09/01/28	6,345	8,221,343

		278,247,609

Massachusetts — 3.2%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/44	5,000	6,172,550
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement & Accelerated Bridge Programs, Series A, 5.00%, 06/01/42	5,000	6,093,700

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Clean Water Trust, RB, Green Bonds, Series 20, 5.00%, 02/01/35	$5,000	$5,993,650
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 07/01/44	10,000	10,680,600
Caregroup, Series J-2, 5.00%, 07/01/43	10,000	11,320,600
Caregroup, Series J-2, 5.00%, 07/01/48	25,000	28,072,000
Caregroup, Series J-2, 5.00%, 07/01/53	20,000	22,294,400
UMass Dartmouth Student Housing Project, 5.00%, 10/01/32	2,525	2,473,010
UMass Dartmouth Student Housing Project, 5.00%, 10/01/33	1,860	1,800,536
UMass Dartmouth Student Housing Project, 5.00%, 10/01/38	10,000	9,301,700
UMass Dartmouth Student Housing Project, 5.00%, 10/01/43	5,000	4,596,650
UMass Dartmouth Student Housing Project, 5.00%, 10/01/48	10,000	9,084,300
UMass Dartmouth Student Housing Project, 5.00%, 10/01/54	10,000	8,992,400
Massachusetts Development Finance Agency, Refunding RB:
Beth Israel Lahey Health Issue, 5.00%, 07/01/25	2,000	2,339,640
Caregroup, Series H-1, 5.00%, 07/01/23	5,000	5,579,650
Caregroup, Series H-1, 5.00%, 07/01/24	5,000	5,725,000
Caregroup, Series H-1, 5.00%, 07/01/25	5,000	5,849,100
CareGroup, Series I, 5.00%, 07/01/33	5,000	5,667,650
New Bridge Charles, Inc., 4.00%, 10/01/32(a)	2,560	2,328,371
New Bridge Charles, Inc., 4.13%, 10/01/42(a)	8,225	7,050,552
New Bridge Charles, Inc., 5.00%, 10/01/57(a)	2,090	2,008,323
UMass Memorial Health Care Obligated Group Issue, Series K, 5.00%, 07/01/38	5,000	5,443,950
Umass Memorial Healthcare, 5.00%, 07/01/44	10,000	10,871,000
Worchester Polytechnic Institutes, Series B, 5.00%, 09/01/45	10,000	11,094,200
Massachusetts Educational Financing Authority, RB:
Education Loan Revenue, Issue I (AMT), 5.00%, 01/01/24	5,000	5,528,350
Series A, AMT, 5.00%, 01/01/22	10,000	10,502,400
Massachusetts Housing Finance Agency, RB:
M/F Housing, Series A, 3.40%, 12/01/49	3,115	3,244,740
M/F Housing, Series C-1, 2.65%, 12/01/34	2,950	3,020,210
M/F Housing, Series C-1, 2.90%, 12/01/39	3,370	3,445,960
M/F Housing, Series C-1, 3.10%, 12/01/44	2,500	2,565,175
M/F Housing, Series C-1, 3.15%, 12/01/49	2,890	2,971,035
M/F Housing, Series C-1, 3.25%, 12/01/54	7,790	8,081,580
M/F Housing, Series C-1, 3.30%, 12/01/59	9,185	9,561,769
M/F Housing, Series C-1, 3.35%, 06/01/62	5,010	5,238,857
Series C, 4.13%, 12/01/45	1,505	1,593,930
Series C, 4.25%, 06/01/55	1,470	1,551,188
Massachusetts Housing Finance Agency, Refunding RB:
M/F Housing, Series B-1 (FHA), 2.75%, 12/01/34	2,235	2,293,915
M/F Housing, Series B-1 (FHA), 3.00%, 12/01/39	1,430	1,473,300
M/F Housing, Series B-1 (FHA), 3.30%, 12/01/56	5,960	6,210,141
M/F, Series A, 4.60%, 12/01/55	2,340	2,466,805
S/F, Series 172, 3.65%, 12/01/35	3,450	3,752,910
Massachusetts Port Authority, ARB, Series B, 5.00%, 07/01/44	10,000	12,098,700
Massachusetts Water Resources Authority, Refunding RB, Green Bond, Series C, 5.00%, 08/01/40	10,000	12,019,600
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 07/01/41	5,000	5,191,100

		293,645,197

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 2.7%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB:
Senior Lien, Series A, 5.25%, 07/01/39	$5,000	$5,415,500
Water & Sewerage Department, Senior Lien, Series A, 5.00%, 07/01/23	5,000	5,470,750
Water & Sewerage Department, Series D (AGM), 1.56%, 07/01/32(b)	115,130	116,757,593
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	10,000	11,478,900
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C, 5.25%, 07/01/33	5,000	5,938,250
Michigan Finance Authority, RB, Series A:
Beaumont Health Credit Group, 5.00%, 11/01/44	5,000	5,534,700
Henry Ford Health System, 5.00%, 11/15/48	5,000	5,776,050
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/37	5,000	5,669,950
Local Government Loan Program, Series B, 5.00%, 07/01/44	5,000	5,180,450
Michigan State Housing Development Authority, RB:
M/F Housing, Series A-1, 2.88%, 10/01/34	8,795	9,180,397
M/F Housing, Series A, 4.00%, 10/01/43	1,940	2,132,739
M/F Housing, Series A-1, 3.00%, 10/01/39	3,500	3,645,285
M/F Housing, Series A-1, 3.25%, 10/01/44	3,550	3,728,707
M/F Housing, Series A-1, 3.50%, 10/01/54	5,000	5,265,900
M/F Housing, Series A-1, 3.60%, 10/01/60	5,000	5,293,350
S/F Housing, Series B, 3.10%, 12/01/44	6,540	6,832,992
Michigan State Housing Development Authority, Refunding RB, M/F, Rental Housing, Series D:
3.95%, 10/01/37	3,180	3,316,517
4.00%, 10/01/42	3,495	3,613,550
4.50%, 10/01/48	6,485	6,743,492
Michigan State University, RB, Series B (AMBAC), 0.89%, 02/15/37(b)	5,000	5,055,570
Michigan Tobacco Settlement Finance Authority, RB, Capital Appreciation Turbo Term Bonds, Series A, 7.31%, 06/01/34	14,985	14,294,042
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 06/01/42	2,375	2,380,961
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	5,000	5,428,650
State of Michigan Housing Development Authority, RB, M/F Housing, Series A-1, 3.35%, 10/01/49	5,585	5,855,370

		249,989,665

Minnesota — 1.6%
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.50%, 07/01/50	2,500	2,524,325
City of Minneapolis Minnesota, RB:
Hiawatha Academies Project, Series A, 5.00%, 07/01/47	3,000	2,818,410
M/F housing (Fannie Mae), 2.35%, 02/01/38	7,000	7,198,800
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
5.00%, 02/15/53	5,000	5,538,500
5.00%, 02/15/58	5,000	5,528,800
5.25%, 02/15/58	5,000	5,613,800
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Senior, Series A, 5.00%, 01/01/28	5,000	6,106,250
Minnesota Housing Finance Agency, RB, S/F:
Housing, Mortgage-Backed Securities Pass-Through, Series I, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 2.80%, 12/01/47	12,253	13,014,973

Security	Par (000)	Value

Minnesota (continued)
Housing, Mortgage-Backed Securities, Series E, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 2.85%, 06/01/47	$12,265	$13,039,983
Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 2.80%, 01/01/44	2,000	2,112,000
Series B (Fannie Mae), 3.50%, 07/01/50	14,920	16,183,426
Series B (Fannie Mae), 2.40%, 01/01/35	2,000	2,080,380
Series B (Fannie Mae), 2.63%, 01/01/40	8,000	8,405,920
Series G (Fannie Mae), 2.65%, 10/01/47	32,122	33,840,737
Minnesota Housing Finance Agency, Refunding RB, S/F, Residential Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.10%, 07/01/35	1,610	1,725,485
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 09/01/46	1,805	1,855,666
6.00%, 09/01/51	2,710	2,811,517
State of Minnesota, GO, Series B, 5.00%, 08/01/28	9,315	12,497,097

		142,896,069

Mississippi — 0.1%
Mississippi Hospital Equipment & Facilities Authority, RB, Baptist Memorial Health Corp., Series A, 5.00%, 09/01/46	10,000	10,729,900

Missouri — 1.5%
City of State Louis Missouri Airport Revenue, ARB, Series C (AGM):
5.00%, 07/01/42	5,000	5,608,250
5.00%, 07/01/47	5,000	5,554,750
City of State Louis Missouri Airport Revenue, Refunding ARB, Series A (AGM):
5.00%, 07/01/23	5,000	5,527,300
5.00%, 07/01/24	5,000	5,662,100
Kansas City Missouri IDA, ARB, AMT:
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/34	5,105	6,005,114
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/35	5,360	6,263,481
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/36	5,000	5,815,650
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/37	5,910	6,854,595
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/39	5,000	5,774,450
Kansas City International Airport Terminal Modernization Project Series B, 5.00%, 03/01/39	5,000	5,747,000
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church(a)(f)(g):
5.75%, 11/15/36	8,055	6,436,573
6.00%, 11/15/46	5,125	3,233,875
6.00%, 11/15/51	2,060	1,255,076
Metropolitan St. Louis Sewer District, Refunding RB, Series A, 5.00%, 05/01/42	5,000	6,137,200
Missouri Highway & Transportation Commission, RB, Third Lien, Series B, 5.00%, 11/01/25	10,735	13,301,846
Missouri Housing Development Commission, RB, S/F Housing, First Place Homeownership Loan Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac):
2.55%, 11/01/40	1,750	1,809,692
2.70%, 11/01/45	2,500	2,580,500
2.85%, 05/01/50	1,000	1,054,430
3.50%, 11/01/50	10,000	10,723,300
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Union Electric Company Project, Series C, 2.75%, 09/01/33	25,000	25,900,500

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
St. Louis Land Clearance for Redevelopment Authority, Refunding RB, Kiel Opera House Renovation Project, 3.88%, 10/01/35(c)(h)	$2,750	$3,055,264

		134,300,946

Nebraska — 0.1%
County of Douglas Nebraska Hospital Authority No. 2, RB, Health Facilities-Children’s Hospital Obligated Group, 5.00%, 11/15/47	5,000	5,584,400

Nevada — 0.5%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 06/01/40	5,175	7,409,669
County of Clark Department of Aviation, Refunding RB, Series B:
5.00%, 07/01/40	5,000	6,057,600
5.00%, 07/01/41	5,000	6,057,450
5.00%, 07/01/42	5,000	6,057,500
County of Clark School District, GO, Refunding, Series B, 5.00%, 06/15/24	5,000	5,784,700
Las Vegas Nevada Special Improvement District 607, Refunding, Special Assessment Bonds, Local Improvement:
5.00%, 06/01/23	295	309,496
5.00%, 06/01/24	170	180,159
Las Vegas Valley Water District, GO, Series B, 5.00%, 06/01/37	10,000	10,793,500
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A(a):
4.50%, 12/15/29	335	323,898
5.00%, 12/15/38	965	893,764

		43,867,736

New Hampshire — 0.9%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	7,900	7,602,881
Series C, AMT, 4.88%, 11/01/42	2,995	2,888,078
New Hampshire Business Finance Authority, Series 2020-1, Class A, 4.13%, 01/20/34	59,712	61,111,956
New Hampshire Health and Education Facilities Authority, RB, Catholic Medical Center Issue, 5.00%, 07/01/44	5,000	5,315,000
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 3.55%, 07/01/37	1,385	1,485,593

		78,403,508

New Jersey — 3.5%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,270	1,309,726
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	4,660	4,591,172
New Jersey EDA, RB:
Friends of Vineland Public Charter School Projects, Series B, 5.50%, 11/01/26(a)	265	255,293
Goethals Bridge Replacement Project, AMT, 5.38%, 01/01/43	8,325	8,976,514
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	5,000	5,251,300
School Facilities Construction, 5.00%, 06/15/29	5,000	5,430,650
School Facilities Construction, 5.00%, 06/15/30	5,000	5,413,500
School Facilities Construction, 5.00%, 06/15/31	5,500	5,910,190
School Facilities Construction, 5.00%, 06/15/36	5,500	5,654,660
School Facilities Construction, 5.00%, 06/15/37	4,000	4,098,440

Security	Par (000)	Value

New Jersey (continued)
School Facilities Construction, 5.00%, 06/15/39	$5,000	$5,111,500
School Facilities Construction, Series EEE, 5.00%, 06/15/43	5,000	5,111,050
State House Project, Series B, Remark 10, 5.00%, 06/15/43	5,750	5,877,708
New Jersey EDA, Refunding RB:
American Water Co., Inc, AMT, Series A, 2.20%, 10/01/39(c)	57,140	59,175,898
Series A (BAM), 5.00%, 07/01/23	5,000	5,347,800
Series B, 5.00%, 11/01/23	5,000	5,217,050
Series B, 5.00%, 11/01/24	10,000	10,515,300
Series B, 5.00%, 11/01/25	5,000	5,304,250
Series MMM, 5.00%, 06/15/33	5,000	5,220,350
New Jersey Health Care Facilities Financing Authority, RB:
RWJ Barnabas Health Obligated Group Issue, Series A, 4.00%, 07/01/35	5,000	5,323,650
Valley Health System Obligated Group, 5.00%, 07/01/31	6,430	7,956,096
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Issue, Series A, 5.00%, 07/01/22	1,400	1,513,344
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/39	5,000	5,776,600
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/52	5,000	5,617,600
Hospital Asset Transformation Program, 5.00%, 10/01/23	5,000	5,189,800
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	2,000	2,156,060
St. Barnabas Health Care, Series A, 5.00%, 07/01/23	2,140	2,310,301
St. Barnabas Health Care, Series A, 5.00%, 07/01/24	5,165	5,572,570
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/21	5,000	5,237,950
5.00%, 12/01/22	5,000	5,384,300
5.00%, 12/01/23	5,000	5,515,300
5.00%, 12/01/24	6,000	6,749,160
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	5,000	5,195,100
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/23	5,000	5,327,550
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/27	5,000	5,530,100
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	5,000	5,505,400
Transportation Program, Series AA, 5.00%, 06/15/24	10,000	10,383,700
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A:
5.00%, 12/15/36	10,000	10,240,900
5.00%, 12/15/34	10,000	10,313,200
Rahway Valley Sewerage Authority, RB, Capital Appreciation Bonds, Series A (NPFCG), 0.00%, 09/01/34(d)	5,420	4,096,057
South Jersey Port Corp., RB, Sub-Marine Terminal, Series A, 5.00%, 01/01/49	5,000	5,081,550

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B:
5.00%, 01/01/42	$10,000	$10,065,100
AMT, 5.00%, 01/01/48	10,000	10,021,900
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	20,965	21,884,315

		321,719,954

New Mexico — 0.2%
New Mexico Mortgage Finance Authority, RB, S/F (Ginnie Mae, Fannie Mae & Freddie Mac):
3.70%, 09/01/42	3,785	4,089,087
2.50%, 07/01/35	1,000	1,015,660
2.70%, 07/01/40	2,750	2,820,785
2.88%, 07/01/45	2,205	2,279,132
3.50%, 01/01/51	5,000	5,425,800

		15,630,464

New York — 13.1%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	5,000	4,514,300
City of New York Housing Development Corp., RB:
M/F Housing, Series J, 2.20%, 05/01/30	1,000	1,022,650
M/F Housing, Series J, 2.30%, 05/01/31	1,610	1,639,173
M/F Housing, Series J, 2.60%, 11/01/34	3,210	3,272,017
M/F Housing, Series J, 2.85%, 11/01/39	8,000	8,165,520
M/F Housing, Series J, 3.00%, 11/01/44	8,135	8,358,957
M/F Housing, Series J, 3.05%, 11/01/49	13,450	13,770,110
M/F Housing, Series J, 3.15%, 11/01/54	23,000	23,663,780
M/F Housing, Series J, 3.25%, 11/01/59	30,000	30,999,300
M/F Housing, Series J, 3.35%, 11/01/65	8,000	8,315,760
M/F Housing, Sustainable Development Bonds, Series A (HUD), 2.80%, 02/01/50	94,945	93,995,550
M/F Housing, Sustainable Neighborhood Bonds, Series C-1-A, 3.45%, 05/01/50	5,800	5,995,228
Sustainable Development Bond (Hud), 2.70%, 08/01/45	5,000	4,977,100
City of New York Housing Development Corp., Refunding RB, M/F Housing, Sustainable Neighborhood:
Series B-1-A, 3.10%, 11/01/34	3,000	3,178,650
Series B-1-A, 3.40%, 11/01/39	3,000	3,151,500
Series B-1-A, 3.55%, 11/01/44	5,000	5,279,750
Series B-1-A, 3.65%, 11/01/49	5,000	5,283,000
Series B-1-A, 3.75%, 11/01/54	5,000	5,307,300
Series B-1-A, 3.85%, 05/01/58	5,000	5,339,550
Series G-1-A, 1.88%, 05/01/28	1,000	1,023,960
Series G-1-A, 2.25%, 11/01/31	1,500	1,516,680
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Taxable, Future Tax Secured Fiscal, Sub-Series C-3, 3.50%, 11/01/32	22,000	23,899,040
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	13,900	13,903,614
5.00%, 06/01/42	28,915	28,161,764
5.00%, 06/01/45	6,930	6,694,796
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	3,630	3,613,955
County of Nassau New York, GO, Refunding, Series B:
5.00%, 04/01/44	10,000	12,670,800
5.00%, 04/01/49	10,000	12,515,700
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset Backed, Series A-1, 6.83%, 06/01/21	2,602	2,606,527

Security	Par (000)	Value

New York (continued)
County of Onondaga Trust for Cultural Resources, Refunding RB, Syracuse University Project:
5.00%, 12/01/38	$7,095	$8,962,191
5.00%, 12/01/39	9,170	11,580,976
5.00%, 12/01/40	5,775	7,288,223
4.00%, 12/01/41	10,375	12,036,141
5.00%, 12/01/43	16,995	21,259,555
4.00%, 12/01/47	12,750	14,551,958
4.00%, 12/01/49	5,000	5,676,800
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,000	5,186,150
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	5,000	5,185,750
Dutchess County Local Development Corp., RB, Health Quest System, Inc., Series B, 5.00%, 07/01/46	20,000	21,468,400
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	18,765	18,365,868
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Series C-1, 5.00%, 11/15/34	10,000	10,713,200
Green Bond, Group 1, Series C, 5.00%, 11/15/40	10,000	10,774,500
Green Bond, Group 1, Series C, 5.00%, 11/15/42	10,000	10,788,100
Green Bond, Group 1, Series C (AGM), 5.00%, 11/15/41	10,000	11,605,900
Green Bond, Group 1, Series C (BAM), 5.00%, 11/15/43	10,000	11,545,800
Green Bonds, Series C (AGM), 5.00%, 11/15/40	10,000	11,647,700
Green Bonds, Series C-1, 5.00%, 11/15/24	10,000	10,557,600
Series C-1, 5.25%, 11/15/56	10,000	10,698,900
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,000	5,386,700
New York City Housing Development Corp., RB, M/F:
Housing, Sustainable Neighborhood Bonds, Series A, 4.38%, 11/01/33	1,110	1,204,605
Series A-1, 3.95%, 11/15/44	15,000	15,764,700
Series C-1-A, 3.50%, 11/01/33	5,000	5,389,250
Series G-1, 4.00%, 05/01/48	5,000	5,215,750
Sustainable Neighborhood, 3.85%, 11/01/43	5,000	5,338,100
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Bonds, Series A-1, 3.90%, 08/01/31	10,000	11,176,800
New York City Water & Sewer System, RB, Series BB-1, 5.00%, 06/15/49	5,000	6,355,400
New York Liberty Development Corp., Refunding RB:
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	49,285	48,447,648
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	240	240,439
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	570	538,901
4 World Trade Center Project, 5.00%, 11/15/44	5,000	5,208,900
New York State Housing Finance Agency, RB:
Green Bond, Series F (SONYMA), 3.90%, 11/01/48	6,905	7,310,600
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 1.63%, 05/01/23	1,200	1,207,992
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 2.25%, 11/01/29	275	288,263
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 2.35%, 11/01/30	250	260,095

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 2.40%, 11/01/31	$250	$257,563
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 3.00%, 11/01/39	1,185	1,202,811
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 3.15%, 11/01/44	1,000	1,015,150
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 3.25%, 11/01/52	3,430	3,535,438
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 1.75%, 05/01/24	3,000	3,045,540
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 2.40%, 05/01/31	280	290,270
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 2.75%, 11/01/34	1,250	1,284,975
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 3.00%, 11/01/39	2,140	2,172,164
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 3.15%, 11/01/44	3,275	3,324,616
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 3.25%, 11/01/52	5,895	5,982,423
M/F, Affordable Housing, Series C (HUD), 4.10%, 11/01/45	4,000	4,214,880
M/F, Affordable Housing, Series F (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.90%, 05/01/47	3,585	3,719,294
M/F, Affordable Housing, Series G (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.90%, 11/01/44	7,110	7,395,253
New York State Urban Development Corp., RB, Bidding Group Bond, Series B, 2.84%, 03/15/32	20,000	20,304,400
New York Transportation Development Corp., ARB, AMT:
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/26	10,000	10,130,100
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/27	10,000	10,124,800
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/28	10,000	10,107,600
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/29	10,000	10,074,800
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/30	10,000	10,061,100
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/32	15,000	15,378,300
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/34	15,500	16,188,200
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/34	5,000	5,215,200
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/41	5,000	5,194,400
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/46	50,000	51,961,500
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.25%, 01/01/50	45,000	47,249,550
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	5,280	5,103,120
State of New York Dormitory Authority, RB, Rockefeller University, Green Bond, 5.00%, 07/01/50	10,000	12,693,200
State of New York Dormitory Authority, Refunding RB:
Bid Group, Series E, 5.00%, 03/15/48	5,000	5,955,500
Catholic Health System Obligation, 5.00%, 07/01/26	100	113,754
Catholic Health System Obligation, 5.00%, 07/01/27	300	345,489
Catholic Health System Obligation, 5.00%, 07/01/30	250	291,998
Catholic Health System Obligation, 5.00%, 07/01/32	360	412,333

Security	Par (000)	Value

New York (continued)
Catholic Health System Obligation, 5.00%, 07/01/34	$515	$581,188
Catholic Health System Obligation, 5.00%, 07/01/35	600	672,426
Catholic Health System Obligation, 5.00%, 07/01/36	975	1,088,110
Catholic Health System Obligation, 4.00%, 07/01/37	1,860	1,906,426
Catholic Health System Obligation, 4.00%, 07/01/38	1,650	1,686,317
Catholic Health System Obligation, 4.00%, 07/01/39	1,755	1,789,503
Catholic Health System Obligation, 4.00%, 07/01/40	2,000	2,035,000
Catholic Health System Obligation, 5.00%, 07/01/41	3,400	3,749,044
Catholic Health System Obligation, 4.00%, 07/01/45	10,000	10,060,800
Catholic Healthcare Partners, 5.00%, 07/01/28	250	290,675
Group 3, Series A, 5.00%, 03/15/39	10,000	12,395,700
Group 3, Series A, 5.00%, 03/15/40	10,000	12,353,800
Touro College & University, Series B, 5.75%, 01/01/29	990	1,115,582
State of New York HFA, RB, M/F Housing:
Affordable Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.45%, 11/01/41	1,200	1,235,388
Affordable Housing, Series E (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.35%, 11/01/45	1,110	1,132,666
Affordable Housing, Series E (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.45%, 05/01/49	2,850	2,913,783
Affordable Housing, Series M (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.15%, 11/01/32	1,000	1,052,610
Affordable Housing, Series M (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.50%, 11/01/37	415	434,534
Green Bond, Affordable Housing-Climate Bond Certified, Series K (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.00%, 11/01/32	1,500	1,563,015
Green Bond, Series F (SONYMA), 2.30%, 05/01/22	5,000	5,065,900
Series C (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.38%, 11/01/49	5,000	5,090,750
State of New York Mortgage Agency, RB, S/F:
Housing, Series 223, 2.35%, 04/01/31	1,835	1,927,392
Housing, Series 223, 2.40%, 10/01/31	1,130	1,192,060
Housing, Series 223, 2.65%, 10/01/34	9,520	9,993,525
Series 188, 3.85%, 10/01/44	3,800	3,988,518
State of New York Mortgage Agency, Refunding RB, S/F Housing:
AMT, Series 226, 1.80%, 04/01/28	1,000	1,014,680
AMT, Series 226, 1.85%, 10/01/28	1,000	1,014,100
AMT, Series 226, 3.50%, 10/01/50	2,050	2,201,741
Series 225, 2.00%, 10/01/35	2,400	2,403,024
Series 225, 2.30%, 10/01/40	8,275	8,384,313
Series 225, 2.45%, 10/01/45	29,730	30,013,921
Series 225, 2.55%, 04/01/50	2,905	2,942,736
State of New York Thruway Authority, RB, Series N:
Group 1, 5.00%, 01/01/34	5,000	6,221,150
Group 2, 4.00%, 01/01/42	10,000	11,244,100
Group 2, 4.00%, 01/01/43	10,000	11,179,800
Group 2, 4.00%, 01/01/44	10,000	11,050,200
Group 2, 4.00%, 01/01/45	10,000	11,051,200
Group 2, 4.00%, 01/01/46	9,685	10,669,868
Group 2, 4.00%, 01/01/47	10,225	11,248,420
Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A (I):
5.00%, 09/01/33	3,000	3,633,870
5.00%, 09/01/35	3,000	3,582,750
5.00%, 09/01/36	6,250	7,425,438

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
5.00%, 09/01/37	$9,875	$11,677,681
5.00%, 09/01/38	6,125	7,206,736

		1,195,890,047

North Carolina — 1.6%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Charlotte Douglas International Airport:
5.00%, 07/01/23	1,760	1,963,456
5.00%, 07/01/26	2,870	3,439,896
5.00%, 07/01/27	1,030	1,261,142
5.00%, 07/01/34	3,095	3,807,624
5.00%, 07/01/36	1,860	2,265,201
4.00%, 07/01/44	5,000	5,504,050
5.00%, 07/01/49	10,000	11,763,800
AMT, 5.00%, 07/01/49	5,000	5,773,450
North Carolina Housing Finance Agency, RB, S/F:
Housing, Series 43 (Ginnie Mae, Fannie Mae & Freddie Mac), 2.63%, 01/01/35	3,500	3,667,160
Housing, Series 43 (Ginnie Mae, Fannie Mae & Freddie Mac), 2.80%, 01/01/40	6,000	6,249,960
Housing, Series 43 (Ginnie Mae, Fannie Mae & Freddie Mac), 2.95%, 07/01/43	1,375	1,433,740
Series 44, 1.75%, 01/01/26	1,000	1,023,270
Series 44, 1.80%, 07/01/26	1,265	1,298,674
Series 44, 2.05%, 01/01/28	1,360	1,404,581
Series 44, 2.10%, 07/01/28	1,060	1,094,842
Series 44, 2.20%, 07/01/29	1,065	1,099,911
Series 44, 2.25%, 07/01/30	1,425	1,476,542
Series 44, 2.30%, 01/01/31	1,120	1,159,099
Series 44, 2.35%, 07/01/31	1,000	1,034,650
Series 44, 2.50%, 07/01/33	1,000	1,034,190
Series 44, 2.55%, 07/01/35	1,250	1,290,938
Series 44, 4.00%, 07/01/50	7,000	7,773,150
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 01/01/41	2,470	2,471,902
Vidant Health, 5.00%, 06/01/33	5,000	5,625,400
Vidant Health, 5.00%, 06/01/45	5,000	5,436,800
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System (AGM), 5.00%, 01/01/49	15,980	18,950,362
Raleigh Durham Airport Authority, Refunding RB, Series A, AMT:
5.00%, 05/01/34	5,000	5,813,000
5.00%, 05/01/35	5,000	5,787,350
State of North Carolina, GO, Series B:
5.00%, 06/01/24	10,000	11,872,000
5.00%, 06/01/26	5,000	6,329,050
5.00%, 06/01/29	10,000	13,695,900
Town of Mooresville North Carolina, Special Assessment Bonds, 5.38%, 03/01/40(a)	2,100	2,115,687
University of North Carolina at Charlotte, Refunding RB, Series A:
4.00%, 10/01/37	1,000	1,178,630
5.00%, 10/01/38	1,375	1,755,573
4.00%, 10/01/45	1,500	1,736,250
4.00%, 10/01/49	1,500	1,717,890

		151,305,120

North Dakota — 0.1%
North Dakota Housing Finance Agency, RB, S/F Housing, Home Mortgage, Series F:
2.70%, 07/01/34	1,085	1,114,610
2.95%, 07/01/39	5,140	5,294,148

Security	Par (000)	Value

North Dakota (continued)
3.05%, 07/01/43	$1,035	$1,064,415

		7,473,173

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	66,015	66,560,944
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 5.00%, 08/01/22	5,000	5,441,950
Northeast Ohio Medical University Foundation, RB, 5.00%, 12/01/42	5,000	5,110,800
Ohio Housing Finance Agency, RB S/F:
Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 2.50%, 09/01/35	2,500	2,584,000
Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 2.75%, 09/01/40	4,560	4,744,178
Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 2.90%, 09/01/45	19,705	20,460,884
Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.00%, 03/01/50	10,000	10,438,600
Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/50	12,000	13,216,440
Series B, 3.25%, 09/01/44	5,000	5,368,600
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 06/30/21	1,975	2,077,266
5.00%, 06/30/22	2,190	2,406,722
5.00%, 12/31/22	1,550	1,739,069
5.00%, 06/30/23	1,305	1,493,755
5.00%, 12/31/23	1,295	1,510,786

		143,153,994

Oklahoma — 0.6%
City of Tulsa Oklahoma, GO, 5.00%, 03/01/25	8,000	9,668,880
Norman Regional Hospital Authority, RB, Norman Regional Hospital Authority, 5.00%, 09/01/45	5,000	5,532,600
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.25%, 08/15/48	10,000	10,761,200
5.50%, 08/15/52	11,620	12,683,927
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 06/01/35(c)	17,820	17,600,280

		56,246,887

Oregon — 0.3%
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	865	855,649
Port of Portland Oregon Airport Revenue, ARB:
AMT, Series 24-B, 5.00%, 07/01/47	5,000	5,561,000
Portland International Airport, Series 25-A, 5.00%, 07/01/49	5,000	5,818,350
Portland International Airport, Series 25-B, AMT, 5.00%, 07/01/44	5,000	5,782,300
Series 24B, 5.00%, 07/01/47	5,000	5,636,350
Portland Community College District, GO, Refunding, 5.00%, 06/15/24	5,000	5,683,500
State of Oregon Housing & Community Services Department, RB, M/F Housing, AMT, Series B (Ginnie Mae, Fannie Mae & Freddie Mac):
4.00%, 07/01/37	185	194,702
4.13%, 07/01/43	165	170,757
Yamhill County Hospital Authority, Refunding RB, Friends view Retirement Community, 5.00%, 11/15/46	1,000	879,830

		30,582,438

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 3.5%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(a):
5.00%, 05/01/33	$1,250	$1,252,487
Subordinate, 5.00%, 05/01/28	4,180	4,265,439
Subordinate, 5.13%, 05/01/32	4,700	4,784,036
Subordinate, 5.38%, 05/01/42	8,550	8,486,302
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB:
AMT, Series A, 5.00%, 06/15/21	5,000	5,179,550
AMT, Series B, 5.00%, 07/01/21	5,000	5,186,900
AMT, Series B, 5.00%, 07/01/29	5,000	5,875,200
AMT, Series B, 5.00%, 07/01/30	5,000	5,843,550
AMT, Series B, 5.00%, 07/01/42	5,000	5,612,650
AMT, Series B, 5.00%, 07/01/47	5,000	5,533,100
Series A, 5.00%, 07/01/47	5,000	5,607,750
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, AMT, Series A, 5.00%, 06/15/22	5,000	5,177,550
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 07/01/36	4,045	4,221,847
5.63%, 07/01/42	1,675	1,741,816
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series B:
5.00%, 11/01/44	5,000	6,232,150
5.00%, 11/01/49	10,000	12,252,600
Commonwealth Financing Authority, RB, Series A:
Plankton Program, 3.86%, 06/01/38	2,095	2,239,492
Taxable Bond, 3.81%, 06/01/41	5,545	5,987,436
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A, 5.00%, 04/01/47	10,000	11,183,600
County of Allegheny Pennsylvania, GO, Refunding, Series C (AGM), 1.01%, 11/01/26(b)	17,660	18,085,941
County of Berks IDA, Refunding RB, Tower Health Projects:
5.00%, 11/01/26	5,000	5,537,750
5.00%, 11/01/47	10,000	10,477,500
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A:
5.00%, 12/01/22	895	892,288
5.00%, 12/01/23	985	978,203
5.00%, 12/01/24	1,035	1,022,611
5.00%, 12/01/25	1,075	1,055,790
5.25%, 12/01/45	1,500	1,369,290
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, St. Anne’s Retirement Community, 5.00%, 04/01/33	1,575	1,532,428
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 5.00%, 07/01/44	15,825	18,120,891
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	4,815	4,357,671
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, St. Luke’s University Health Network Project, 5.00%, 08/15/46	5,000	5,489,250
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	1,965	2,078,184
General Authority of Southcentral Pennsylvania, Refunding RB, Well span Health Obligation Group, Series A, 5.00%, 06/01/44	10,000	11,113,100

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB:
Build America Bonds, Series B, 6.53%, 06/15/39	$5,000	$6,859,700
Pennsylvania Rapid Bridge Replacement, 5.00%, 06/30/20	5,000	5,008,950
Pennsylvania Rapid Bridge Replacement, 5.00%, 06/30/21	5,000	5,123,500
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/21	5,000	5,176,200
Pennsylvania Rapid Bridge Replacement, 5.00%, 06/30/22	4,495	4,698,129
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/29	5,000	5,475,900
Pennsylvania Rapid Bridge Replacement Project, 5.00%, 06/30/23	5,000	5,316,400
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/30	2,460	2,686,960
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/34	5,000	5,374,300
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	5,000	5,318,050
Pennsylvania Rapid Bridge Replacement Project, 5.00%, 06/30/42	5,000	5,275,350
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,250	3,058,770
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 130-A, 2.70%, 10/01/39	6,845	6,962,666
Pennsylvania Housing Finance Agency, Refunding RB:
S/F Housing, Series 131-A, 1.85%, 04/01/26	1,550	1,586,270
S/F Housing, Series 131-A, 2.10%, 04/01/28	1,915	1,963,890
S/F Housing, Series 131-A, 2.15%, 10/01/28	1,380	1,415,011
Series 121, 2.80%, 10/01/31	11,770	12,191,131
Pennsylvania Turnpike Commission, RB:
Series A-1, 5.00%, 12/01/47	5,000	5,836,600
Series B, 5.00%, 12/01/43	5,000	5,876,300
Series B, 5.00%, 12/01/48	5,000	5,818,000
Pennsylvania Turnpike Commission, Refunding RB, 5.00%, 12/01/23	5,000	5,700,150
Philadelphia Authority for Industrial Development, RB, University of the Sciences, 5.00%, 11/01/47	10,000	10,101,800
Philadelphia Authority for Industrial Development, Refunding RB, Thomas Jefferson University, Series A:
5.00%, 09/01/35	5,000	5,650,250
5.00%, 09/01/36	5,000	5,632,300
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/27	3,100	3,128,923

		320,009,852

Puerto Rico — 8.2%
Commonwealth of Puerto Rico, GO(f)(g):
Public Improvement, Series A, 5.25%, 07/01/22	3,075	1,919,231
Public Improvement, Series A, 5.25%, 07/01/23	2,620	1,635,247
Public Improvement, Series A, 5.25%, 07/01/26	1,085	677,192
Public Improvement, Series A, 5.00%, 07/01/29	5,220	3,258,011
Public Improvement, Series A, 5.13%, 07/01/31	10,900	6,803,126
Public Improvement, Series B, 5.25%, 07/01/17	1,605	998,403
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series A, 5.50%, 07/01/19	1,176	731,540
Public Improvement, Series A, 5.25%, 07/01/24(f)(g)	1,765	1,016,866
Public Improvement, Series A, 5.00%, 07/01/32(f)(g)	1,050	604,934
Public Improvement, Series A, 5.50%, 07/01/32(f)(g)	4,245	2,649,474
Public Improvement, Series A, 5.13%, 07/01/37(f)(g)	1,490	858,431
Public Improvement, Series A, 5.50%, 07/01/39(f)(g)	14,225	8,195,421

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Public Improvement, Series A, 5.00%, 07/01/41(f)(g)	$23,430	$13,642,141
Public Improvement, Series A, 5.75%, 07/01/41(f)(g)	3,530	2,076,815
Public Improvement, Series B, 6.00%, 07/01/39(f)(g)	2,555	1,611,778
Public Improvement, Series C, 6.00%, 07/01/39(f)(g)	1,510	952,558
Series A, 8.00%, 07/01/35(f)(g)	90,908	49,317,590
Commonwealth of Puerto Rico, GO, Series A, 6.00%, 07/01/38(f)(g)	9,995	6,305,176
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	455	444,776
5.13%, 07/01/37	11,795	11,680,588
5.75%, 07/01/37	5,145	5,145,000
5.25%, 07/01/42	313	307,526
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series B:
5.00%, 07/01/23	19,690	19,103,632
5.35%, 07/01/27	14,980	14,170,031
6.15%, 07/01/38	6,205	5,877,810
Puerto Rico Electric Power Authority, 1.00%, 01/01/21(f)(g)	1,908	1,239,860
Puerto Rico Electric Power Authority, RB:
Series A, 5.00%, 07/01/29(f)(g)	5,540	3,423,027
Series A, 7.00%, 07/01/33(f)(g)	7,445	4,659,327
Series A, 6.75%, 07/01/36(f)(g)	24,370	15,251,550
Series A, 5.00%, 07/01/42(f)(g)	33,970	20,989,214
Series A, 7.00%, 07/01/43(f)(g)	3,350	2,096,541
Series A-3, 10.00%, 07/01/19(f)(g)	6,867	5,846,029
Series B-3, 10.00%, 07/01/19(f)(g)	6,867	5,846,029
Series C-1, 5.40%, 01/01/18(f)(g)	18,867	12,263,703
Series C-2, 5.40%, 07/01/18(f)(g)	18,870	12,265,687
Series C-4, 5.40%, 07/01/20(f)(g)	1,908	1,239,860
Series CCC, 5.25%, 07/01/26(f)(g)	8,495	5,248,848
Series CCC, 5.25%, 07/01/27	5,010	3,095,554
Series CCC, 5.00%, 07/01/28	2,005	1,238,839
Series CCC, 5.25%, 07/01/28(f)(g)	3,120	1,927,770
Series D, 7.50%, 07/01/20	5,100	3,191,748
Series TT, 5.00%, 07/01/20(f)(g)	1,690	1,044,209
Series TT, 5.00%, 07/01/21	3,315	2,048,256
Series TT, 5.00%, 07/01/23(f)(g)	1,930	1,192,499
Series TT, 5.00%, 07/01/32(f)(g)	10,360	6,401,185
Series WW, 5.50%, 07/01/17(f)(g)	4,300	2,579,286
Series WW, 5.50%, 07/01/18(f)(g)	6,025	3,614,000
Series WW, 5.50%, 07/01/20(f)(g)	1,000	617,875
Series WW, 5.38%, 07/01/23(f)(g)	2,355	1,455,096
Series WW, 5.38%, 07/01/24(f)(g)	4,545	2,808,242
Series WW, 5.25%, 07/01/25(f)(g)	2,300	1,421,113
Series WW, 5.00%, 07/01/28	6,105	3,772,127
Series WW, 5.25%, 07/01/33(f)(g)	2,725	1,683,709
Series WW, 5.50%, 07/01/38(f)(g)	3,980	2,459,142
Series XX, 5.25%, 07/01/26(f)(g)	2,385	1,473,632
Series XX, 5.25%, 07/01/27(f)(g)	2,630	1,625,011
Series XX, 5.25%, 07/01/35(f)(g)	1,310	809,416
Series XX, 5.75%, 07/01/36(f)(g)	1,825	1,127,622
Series XX, 5.25%, 07/01/40(f)(g)	46,125	28,499,484
Puerto Rico Electric Power Authority, Refunding RB(f)(g):
Series AAA, 5.25%, 07/01/21	7,185	4,439,432
Series AAA, 5.25%, 07/01/22	7,025	4,340,572
Series AAA, 5.25%, 07/01/24	1,575	973,153
Series AAA, 5.25%, 07/01/25	5,750	3,552,781
Series AAA, 5.25%, 07/01/28	4,870	3,009,051
Series AAA, 5.25%, 07/01/29	5,420	3,348,882
Series AAA, 5.25%, 07/01/30	2,085	1,288,269
Series AAA, 5.25%, 07/01/31	5,720	3,534,245

Security	Par (000)	Value

Puerto Rico (continued)
Series BBB, 5.40%, 07/01/28	$9,505	$5,872,902
Series DDD, 5.00%, 07/01/20	1,810	1,118,354
Series UU, 1.00%, 07/01/17(c)	1,295	841,750
Series UU, 1.00%, 07/01/18(c)	1,165	757,250
Series UU, 1.00%, 07/01/20(c)	10,400	6,030,232
Series UU, 1.66%, 07/01/31(b)	12,285	7,123,212
Series V, 5.50%, 07/01/20	6,440	3,979,115
Series ZZ, 5.25%, 07/01/18	10,185	6,109,309
Series ZZ, 5.25%, 07/01/19	4,745	2,846,212
Series ZZ, 5.25%, 07/01/21	2,480	1,532,330
Series ZZ, 5.25%, 07/01/22	1,115	688,931
Series ZZ, 5.25%, 07/01/24	1,435	886,651
Series ZZ, 5.25%, 07/01/25	2,440	1,507,615
Series ZZ, 5.25%, 07/01/26	790	488,121
Taxable Build America Bonds, Series YY, 6.13%, 07/01/40	13,440	8,304,240
Puerto Rico Public Buildings Authority, RB, Government Facilities, Series N, 5.00%, 07/01/37(f)(g)	1,335	965,967
Puerto Rico Public Buildings Authority, Refunding RB:
Government Facilities, Series F (GTD), 5.25%, 07/01/24(f)(g)	2,175	1,573,767
Government Facilities, Series U (GTD), 5.25%, 07/01/42	3,120	2,018,472
Series M, 10.00%, 07/01/34(f)(g)	3,325	3,040,051
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/29(d)	3,745	2,725,499
CAB, Series A-1, 0.00%, 07/01/31(d)	4,464	2,954,320
CAB, Series A-1, 0.00%, 07/01/33(d)	6,377	3,793,741
CAB, Series A-1, 0.00%, 07/01/46(d)	155,908	39,737,831
CAB, Series A-1, 0.00%, 07/01/51(d)	259,203	48,299,887
Series A-1, 4.75%, 07/01/53	82,355	79,515,400
Series A-1, 5.00%, 07/01/58	29,725	29,653,065
Series A-2, 4.33%, 07/01/40	68,165	65,240,721
Series A-2, 4.33%, 07/01/40	4,554	4,291,690
Series A-2, 4.54%, 07/01/53	14,353	13,412,161
Series A-2, 4.78%, 07/01/58	54,227	52,274,828
Series B-1, 0.00%, 07/01/46(d)	18,521	4,708,779

		751,217,575

Rhode Island — 0.7%
Rhode Island Health & Educational Building Corp., Refunding RB, Brown University, 5.00%, 09/01/43	10,000	11,300,100
Rhode Island Housing & Mortgage Finance Corp., RB:
M/F, Series 3-B (FHA), 3.88%, 10/01/39	1,610	1,688,890
S/F Housing, Series 70 (Ginnie Mae), 2.80%, 10/01/34	5,000	5,185,950
S/F Housing, Series 70 (Ginnie Mae), 3.00%, 10/01/39	4,125	4,281,667
S/F Housing, Series 70 (Ginnie Mae), 3.15%, 10/01/44	10,000	10,329,400
S/F Housing, Series 70 (Ginnie Mae), 3.25%, 10/01/46	4,200	4,365,102
S/F Housing, Series 71, 2.75%, 10/01/34	3,965	4,099,850
S/F Housing, Series 71, 3.00%, 10/01/39	4,000	4,153,200
S/F Housing, Series 71, 3.10%, 10/01/44	5,500	5,669,125
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	5,000	5,345,800
Series B, 4.50%, 06/01/45	5,000	5,194,050

		61,613,134

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 2.1%
County of Dorchester South Carolina, Special Assessment Bonds(a):
5.88%, 10/01/40	$2,310	$2,151,649
6.00%, 10/01/51	6,240	5,787,538
County of Lexington South Carolina Health Services District, Inc., RB, Lexington Medical Center, 5.00%, 11/01/41	10,000	11,192,600
County of Spartanburg School District No. 7, GO, Refunding, Series D, 5.00%, 03/01/48	5,000	6,275,550
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/38	10,000	10,737,800
South Carolina Public Service Authority, RB:
Build America Bonds, Series F (AGM), 6.45%, 01/01/50	10,950	16,899,244
Santee Cooper, Series F (AGM), 5.74%, 01/01/30	5,000	6,105,650
Series A, 5.00%, 12/01/49	10,000	10,598,800
South Carolina Public Service Authority, Refunding RB:
Obligations, Series B, 5.00%, 12/01/41	10,000	11,061,100
Santee Cooper, Series D, 5.00%, 12/01/43	10,000	10,362,300
Taxable Obligation (AGM), 3.92%, 12/01/24	3,405	3,638,311
South Carolina State Housing Finance & Development Authority, RB, Series A, S/F:
Housing, 2.80%, 07/01/34	1,780	1,855,419
Housing, 3.00%, 07/01/39	3,430	3,575,672
Housing, 3.20%, 07/01/49	5,000	5,199,750
1.75%, 01/01/26	1,215	1,242,969
1.85%, 01/01/27	1,040	1,064,908
1.88%, 07/01/27	1,000	1,024,210
2.40%, 07/01/32	1,195	1,227,743
4.00%, 07/01/50	16,000	17,837,280
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B:
2.25%, 07/01/30	1,025	1,055,955
2.35%, 07/01/31	1,025	1,054,602
2.45%, 07/01/32	1,030	1,060,818
2.90%, 07/01/39	3,000	3,110,700
3.10%, 07/01/49	6,540	6,767,396
Spartanburg Regional Health Services District, Refunding RB, Series A, 5.00%, 04/15/48	10,000	11,184,000
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	5,000	5,357,300
State of South Carolina Public Service Authority, RB, Series E:
5.00%, 12/01/48	10,000	10,533,200
5.50%, 12/01/53	5,000	5,370,850
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	10,000	10,730,700
Series C, 5.00%, 12/01/46	10,000	10,696,500

		194,760,514

Tennessee — 2.1%
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc.:
5.00%, 04/01/23	1,000	1,084,170
5.00%, 04/01/25	1,000	1,123,150
5.00%, 04/01/27	1,400	1,623,020
5.00%, 04/01/28	1,000	1,155,320
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Subordinate Tax Increment, Series C, 7.00%, 07/01/45	4,200	4,245,108

Security	Par (000)	Value

Tennessee (continued)
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	$5,000	$5,590,050
County of Nashville & Davidson Metropolitan Tennessee, GO, Refunding, 5.00%, 07/01/26	10,000	12,563,100
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	5,000	5,574,850
Metropolitan Nashville Airport Authority, RB, Subordinate, Series A:
5.00%, 07/01/32	1,000	1,231,280
5.00%, 07/01/33	1,000	1,224,190
5.00%, 07/01/35	1,000	1,213,470
5.00%, 07/01/36	1,435	1,739,249
5.00%, 07/01/37	2,000	2,425,180
5.00%, 07/01/38	2,160	2,619,281
5.00%, 07/01/39	1,430	1,734,218
5.00%, 07/01/44	10,000	12,014,300
4.00%, 07/01/49	10,000	10,980,900
5.00%, 07/01/49	10,000	11,986,900
4.00%, 07/01/54	5,000	5,459,100
5.00%, 07/01/54	20,000	23,840,600
Tennessee Energy Acquisition Corp., RB, Gas Project, Series A, 4.00%, 05/01/48(c)	25,000	26,572,750
Tennessee Housing Development Agency, RB, S/F, Residential Finance Program Bonds, Series C, 3.65%, 07/01/45	5,745	6,006,972
Tennessee Housing Development Agency, Refunding RB, S/F:
Housing, Residential Finance Program Bonds, 2.65%, 07/01/32	1,480	1,564,878
Housing, Residential Finance Program Bonds, 2.65%, 07/01/34	2,480	2,595,617
Housing, Residential Finance Program Bonds, 2.90%, 07/01/39	5,600	5,905,032
Housing, Residential Finance Program Bonds, 3.00%, 07/01/39	10,825	11,257,675
Housing, Residential Finance Program Bonds, 3.10%, 07/01/41	9,730	10,140,509
Housing, Residential Finance Program Bonds, 3.05%, 07/01/44	5,000	5,279,150
Housing, Residential Finance Program Bonds, 3.10%, 07/01/49	8,000	8,407,280
Housing, Series 1A, 2.05%, 07/01/35	4,025	4,028,582
AMT, Issue 4B, 3.00%, 07/01/32	1,320	1,433,890

		192,619,771

Texas — 6.6%
Arlington Higher Education Finance Corp., RB:
Austin Discovery School, Inc., 6.25%, 08/15/24(a)	445	442,294
Universal Academy, Series A, 7.13%, 03/01/44	1,250	1,251,800
City of Austin Texas Airport System Revenue, Refunding RB, AMT:
5.00%, 11/15/21	5,000	5,289,700
5.00%, 11/15/23	5,000	5,632,000
5.00%, 11/15/25	10,000	11,761,300
City of Houston Texas Airport System Revenue, ARB, Series B-1, AMT, 5.00%, 07/15/35	7,400	6,999,586
City of Houston Texas Airport System Revenue, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 07/15/30	1,000	1,014,940

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Subordinate Lien, Series A, 5.00%, 07/01/23	$10,000	$10,734,600
United Airlines, Inc., Airport Improvement Projects, Series C, 5.00%, 07/15/20	10,950	10,927,443
City of Houston Texas Airport System Revenue, Refunding RB:
Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 07/15/38	3,000	3,036,390
Sub-Series D, 5.00%, 07/01/37	5,000	5,978,450
Sub-Series D, 5.00%, 07/01/38	5,000	5,979,100
City of Houston Texas Combined Utility System Revenue, Refunding RB, Capital Appreciation, Series A (AGM), 0.00%, 12/01/28(d)(j)	10,000	9,110,900
County of Harris Texas, Refunding RB, Series B (AMBAC), 0.93%, 08/15/35(b)	10,250	10,197,674
County of Tarrant Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/43	6,000	6,894,420
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/45	10,000	10,326,800
Dallas-Fort Worth International Airport, Refunding ARB, AMT, 1.35%, 11/01/20(a)	60,000	60,022,800
Leander Independent School District, GO, School Building, Series C (PSF-GTD)(d)(e):
CAB, 0.00%, 08/15/24	20,000	7,104,000
CAB, 0.00%, 08/15/24	5,000	2,487,600
CAB, 0.00%, 08/15/24	5,000	2,349,800
CAB, 0.00%, 08/15/24	25,000	9,393,250
CAB, 0.00%, 08/15/24	25,000	7,894,000
CAB 0.00%, 08/15/24	15,000	3,692,850
Matagorda County Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 2.60%, 11/01/29	20,000	19,910,800
New Hope Cultural Education Facilities Finance Corp., RB, Cityscape School, Inc., Series A(a):
5.00%, 08/15/39	1,210	1,211,307
5.00%, 08/15/51	2,670	2,546,379
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Children’s Health System, 5.00%, 08/15/47	5,745	6,771,976
Jubilee Academic Center, 5.00%, 08/15/46(a)	4,055	3,568,238
Jubilee Academic, 5.00%, 08/15/36(a)	4,055	3,776,300
North Texas Tollway Authority, Refunding RB:
1st Tier System (AGC), 0.00%, 01/01/28(d)	10,000	8,988,400
1st Tier-Series A, 5.00%, 01/01/36	5,000	5,890,100
2nd Tier, Series B, 5.00%, 01/01/24	5,500	6,256,635
2nd Tier, Series B, 5.00%, 01/01/25	5,000	5,833,050
2nd Tier, Series B, 5.00%, 01/01/43	5,000	5,808,450
Capital Appreciation, 1st Tier-Series I (AGC), 6.20%, 01/01/42	10,000	12,137,700
Plano Independent School District, GO, School Building (PSF-GTD), 5.00%, 02/15/25	5,000	6,028,450
Port Beaumont Navigation District, Refunding RB, Jefferson Gulf Coast, Series B, 6.00%, 01/01/25(a)	6,415	6,433,732
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22(f)(g)	2,570	1,700,225
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, 5.00%, 02/15/47	5,000	5,783,050
Texas Department of Housing & Community Affairs, RB, S/F Housing:
Series A (Ginnie Mae), 2.70%, 09/01/34	4,955	5,318,994
Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 2.84%, 09/01/47	12,853	13,533,688

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. I, RB, Senior Lien:
Series B, 1.20%, 12/15/26(b)	$20,835	$19,903,467
Series D, 6.25%, 12/15/26	22,855	26,403,239
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/26	5,000	5,310,000
5.00%, 12/15/28	5,000	5,300,000
Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,074,500
Natural Gas Utility Improvements, 5.00%, 12/15/23	10,000	10,647,700
Natural Gas Utility Improvements, 5.00%, 12/15/24	10,000	10,640,500
Natural Gas Utility Improvements, 5.00%, 12/15/25	10,000	10,631,200
Natural Gas Utility Improvements, 5.00%, 12/15/29	5,000	5,295,000
Natural Gas Utility Improvements, 5.00%, 12/15/30	5,000	5,283,850
Natural Gas Utility Improvements, 5.00%, 12/15/31	5,000	5,277,200
Natural Gas Utility Improvements, 5.00%, 12/15/32	10,000	10,518,500
Texas Private Activity Bond Surface Transportation Corp., RB, AMT:
Segment 3C Project, 5.00%, 06/30/58	41,760	45,772,718
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/40	5,000	5,094,700
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/45	10,000	10,055,400
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/50	10,000	10,015,700
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/55	5,000	5,002,100
Texas Private Activity Bond Surface Transportation Corp., Refunding RB, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series A:
5.00%, 12/31/30	5,365	6,181,446
5.00%, 12/31/31	13,855	15,894,733
5.00%, 12/31/32	7,000	8,015,210
5.00%, 12/31/34	8,000	9,117,680
5.00%, 12/31/35	7,000	7,956,480
5.00%, 12/31/36	8,000	9,078,720
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 09/01/43	2,000	1,919,680
University of Texas System, Refunding RB, Series A, 5.00%, 08/15/30	25,000	34,775,750

		609,184,644

Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	10,000	11,092,400
Salt Lake City Corp. Airport Revenue, RB, Series B, 5.00%, 07/01/47	10,000	11,314,900
State of Utah Board of Regents, RB:
2.55%, 06/01/38	1,250	1,273,213
2.63%, 06/01/39	1,250	1,276,425
Utah Charter School Finance Authority, RB, American Academy of Innovation(a):
Series A, 5.63%, 06/15/54	4,945	3,751,673
Series B, 5.63%, 06/15/26	440	427,552
Utah State Charter School Finance Authority, RB, Early Light Academy(a):
5.00%, 07/15/34	530	512,144
5.13%, 07/15/49	4,830	4,646,943

		34,295,250

Virginia — 3.0%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.38%, 03/01/36	1,050	962,189
5.50%, 03/01/46	6,210	5,567,389

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project(a):
5.15%, 03/01/35	$1,000	$1,014,040
5.40%, 03/01/45	1,995	2,019,060
Chesapeake Bay Bridge & Tunnel District, RB:
1st General Resolution Revenue, 5.00%, 07/01/46	5,000	5,369,650
1st General Resolution Revenue, 5.00%, 07/01/51	10,000	10,676,900
1st General Resolution Revenue (AGM), 5.00%, 07/01/41	10,000	11,485,100
1st Tier General Resolution Revenue, 5.00%, 11/01/23	20,000	21,799,400
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/24	14,985	17,976,606
City of Virginia Beach Virginia, GO, Series A, 5.00%, 07/15/24	5,000	5,959,900
County of Fairfax Virginia, GO, Refunding, Series A:
5.00%, 10/01/28	5,000	6,746,950
5.00%, 10/01/29	5,000	6,900,450
5.00%, 10/01/32	5,000	6,851,150
5.00%, 10/01/33	5,000	6,800,300
County of Hanover Virginia EDA, Refunding RB, Covenant Woods:
5.00%, 07/01/38	125	118,615
5.00%, 07/01/48	365	330,800
Series A, 4.00%, 07/01/22	615	611,654
Series A, 5.00%, 07/01/47	1,985	1,806,211
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
5.00%, 06/01/22	625	639,375
5.00%, 06/01/23	420	429,370
County of Loudoun Economic Development Authority, RB, Howard Hughes Medical Institute Issue, 0.00%, 07/01/49(d)	25,115	10,103,262
Dulles Town Center Community Development Authority, Refunding, Special Assessment Bonds, Dulles Town Center Project, 4.00%, 03/01/23	1,000	983,860
FHLMC Multifamily VRD Certificates, Series M053, Class A, 2.55%, 06/15/35	19,955	22,313,282
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(a):
5.00%, 03/01/35	2,885	2,907,359
5.00%, 03/01/45	2,960	2,914,919
Norfolk Airport Authority, ARB, 5.00%, 07/01/43	2,700	3,145,932
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	16,145	14,353,228
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(a)	3,340	3,165,919
Virginia Housing Development Authority, RB, M/F:
Housing, Series B, 3.10%, 05/01/41	1,040	1,091,074
Housing, Series E, 2.30%, 12/01/30	1,000	1,040,230
Housing, Series E, 2.35%, 12/01/31	1,050	1,085,585
Housing, Series E, 2.45%, 12/01/32	1,305	1,347,817
Housing, Series E, 2.55%, 12/01/33	1,335	1,378,948
Housing, Series E, 2.65%, 12/01/34	1,270	1,313,980
Housing, Series E, 2.70%, 12/01/35	1,400	1,447,110
Housing, Series E, 2.75%, 12/01/36	1,435	1,484,823
Housing, Series E, 2.80%, 12/01/37	1,475	1,528,808
Housing, Series E, 2.90%, 12/01/38	1,510	1,573,299
Rental Housing, Series A, 3.50%, 06/01/33	1,335	1,463,227
Rental Housing, Series A, 3.63%, 06/01/38	3,730	4,043,656
Rental Housing, Series A, 3.75%, 06/01/43	4,590	4,975,652
Rental Housing, Series A, 4.05%, 08/01/49	2,345	2,469,238

Security	Par (000)	Value

Virginia (continued)
Series A, 3.65%, 03/01/43	$5,000	$5,375,600
Series A, 3.88%, 03/01/45	6,150	6,466,356
Series A, 3.75%, 03/01/48	5,000	5,359,700
Series C, 3.85%, 08/01/53	4,110	4,419,606
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT:
5.00%, 12/31/49	5,000	5,228,550
5.00%, 12/31/52	20,000	20,856,200
5.00%, 12/31/56	25,000	25,993,000

		273,895,329

Washington — 0.7%
Central Puget Sound Regional Transit Authority, RB, Green Bond, Series S-1:
5.00%, 11/01/41	10,000	11,897,700
5.00%, 11/01/46	15,000	22,883,550
County of King Housing Authority, Refunding RB, Highland Village Project, 2.75%, 01/01/40	1,900	1,985,994
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 09/01/32	2,255	2,221,603
Mason County Public Hospital District No.1, RB, 5.00%, 12/01/48	5,000	5,561,900
Port of Seattle Washington, ARB, International Lien, AMT, Series C, 5.00%, 05/01/21	5,000	5,170,100
Seattle Housing Authority, Refunding RB, M/F (HUD), 3.50%, 12/01/35	1,500	1,612,320
Washington Health Care Facilities Authority, Refunding RB:
Commonspirit Health, Series A, 5.00%, 08/01/37	5,000	5,678,350
Commonspirit Health, Series A, 5.00%, 08/01/44	5,000	5,575,900
Providence Health Services, Series C, 5.00%, 10/01/44	5,000	5,492,750

		68,080,167

West Virginia — 0.5%
West Virginia Hospital Finance Authority, Refunding RB:
Charleston Area Medical Center, Inc., 5.00%, 09/01/31	2,775	3,190,556
Charleston Area Medical Center, Inc., 5.00%, 09/01/38	4,550	5,073,159
Charleston Area Medical Center, Inc., 5.00%, 09/01/39	1,970	2,194,915
West Virginia United Health System Obligated Group, 5.00%, 06/01/23	5,000	5,580,100
West Virginia United Health System Obligated Group, 5.00%, 06/01/24	5,000	5,732,650
West Virginia Housing Development Fund, RB, S/F, Series B, 3.95%, 11/01/34	6,530	7,007,669
West Virginia Housing Development Fund, Refunding RB, AMT, Series A, 3.70%, 11/01/29	1,280	1,386,176
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 06/01/47	12,140	11,871,585

		42,036,810

Wisconsin — 2.0%
Public Finance Authority, RB(a):
Affinity Living Group, 6.75%, 11/01/24	21,420	20,404,692
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	1,285	1,298,827
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,285	1,284,165
Delray Beach Radiation Therapy, 7.00%, 11/01/46	5,085	5,270,094
Gray Collagiate Academy Project, 6.00%, 06/15/24	385	379,583

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Roseman University of Health Science Project, 5.00%, 04/01/40	$1,175	$1,123,171
Roseman University of Health Science Project, 5.00%, 04/01/50	1,470	1,341,301
Seattle Proton Center, Series A, 7.55%, 12/01/30	1,780	1,801,093
Seattle Proton Center, Series A, 7.63%, 12/01/48	6,440	5,883,906
Traders Point Christian Schools, Series B, 5.62%, 06/01/29	1,070	1,041,078
Public Finance Authority, Refunding RB:
Fellowship Senior Living Project, Series A, 5.00%, 01/01/35	5,340	5,638,506
Fellowship Senior Living Project, Series A, 5.00%, 01/01/46	6,000	6,111,900
National Gypsum Co., AMT, 4.00%, 08/01/35	4,840	4,168,305
Ultimate Medical Academy Project, 5.00%, 10/01/34(a)	2,620	2,643,135
Ultimate Medical Academy Project, 5.00%, 10/01/39(a)	6,155	6,179,681
Ultimate Medical Academy Project, Series B, 6.13%, 10/01/49(a)	8,530	6,345,552
Wakemed Hospital, Series A, 5.00%, 10/01/44	10,000	11,620,700
State of Wisconsin, GO, Refunding, Series 1, 5.00%, 11/01/24	10,000	12,006,600
State of Wisconsin, GO, Series B, 5.00%, 05/01/39	5,000	6,120,950
State of Wisconsin, Refunding RB, Series A, 5.00%, 05/01/24	10,000	11,755,800
Wisconsin Health & Educational Facilities Authority, RB, Series B, Marshfield Clinic:
Health System, 5.00%, 02/15/42	10,000	10,542,300
Health System, 5.00%, 02/15/46	5,000	5,246,600
5.00%, 02/15/40	10,000	10,176,300
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, Series A, 5.00%, 11/15/35	10,000	11,667,600
Thedacare, Inc., 5.00%, 12/15/44	10,000	11,068,700
Wisconsin Housing & Economic Development Authority, RB:
M/F Housing, Series A, 3.00%, 11/01/39	2,500	2,601,025
M/F Housing, Series A, 3.15%, 11/01/44	2,000	2,097,580
M/F Housing, Series A, 3.38%, 05/01/57	2,730	2,893,663
S/F Housing (Ginnie Mae, Fannie Mae & Freddie Mac), 2.69%, 07/01/47	18,242	19,291,282

		188,004,089

Total Municipal Bonds — 88.4% (Cost — $8,124,607,917)		8,096,646,986

Municipal Bonds Transferred to Tender Option Bond Trusts(k)— 15.6%

Alaska — 0.1%
Alaska Housing Finance Corp., RB, S/F, Series A, 3.70%, 12/01/38	10,000	11,001,200

Arizona — 0.4%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 07/01/22(e)	10,000	10,953,297
City of Phoenix Arizona Civic Improvement Corp., ARB, AMT, Series A, 5.00%, 07/01/47	10,000	11,143,800
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 12/01/45	10,000	11,748,700

		33,845,797

Security	Par (000)	Value

California — 2.7%
California Educational Facilities Authority, Refunding RB, Pepperdine University:
5.00%, 09/01/45	$10,490	$12,256,829
5.00%, 10/01/46	10,000	11,761,000
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 08/15/43	10,000	11,141,598
Stanford Hospital and Clinics, 5.00%, 08/15/51	10,000	10,731,300
Sutter Health, 5.00%, 08/15/52	10,000	10,838,500
California Infrastructure & Economic Development Bank, RB, UCSF 2130 Third Street:
5.00%, 05/15/47	10,000	12,298,900
5.00%, 05/15/52	10,000	12,270,500
California Public Finance Authority, Refunding RB, Sharp Healthcare, Series A, 5.00%, 08/01/47	10,000	11,870,500
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 08/01/47	10,000	12,033,000
Chino Valley Unified School District, GO, Election 2016, Series A, 5.25%, 08/01/47	10,000	12,175,000
City of Los Angeles California Department of Airports, ARB, Subordinate, Series A, AMT, 5.00%, 05/15/45	10,000	11,145,597
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 07/01/43	10,000	10,839,300
City of Los Angeles Department of Airports, ARB, Los Angeles International Airports, Series A, AMT, 5.25%, 05/15/48	10,000	11,774,000
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 05/01/22(e)	10,000	10,922,000
County of Ventura California Public Financing Authority, Refunding RB, Series A(e):
5.00%, 11/01/22	8,450	9,280,211
5.00%, 11/01/22	8,530	9,330,283
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/42	10,000	12,137,100
Fresno Unified School District, GO, 5.00%, 08/01/44	10,000	11,454,600
Manteca California Unified School District, GO, Election of 2014, Series A, 5.00%, 08/01/40	10,000	11,805,499
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 08/01/44	10,000	11,095,000
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 02/15/24(e)	10,000	11,722,999
State of California, GO, Various Purposes, 5.00%, 04/01/43	10,000	11,102,700

		249,986,416

Connecticut — 0.3%
Connecticut Housing Finance Authority, RB, S/F, Series A, 3.85%, 05/15/45(l)	10,000	10,550,500
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	10,000	11,241,500

		21,792,000

District of Columbia — 0.4%
District of Columbia Water & Sewer Authority, RB, Green Bonds, Series A, 5.00%, 10/01/52	10,000	12,101,000
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/23(e)	10,000	11,639,900
Metropolitan Washington Airports Authority, Refunding ARB, AMT, 5.00%, 10/01/42	10,000	11,459,700

		35,200,600

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 0.6%
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	$10,000	$12,153,800
Florida Housing Finance Corp., RB, S/F, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac):
3.70%, 07/01/38(a)(c)	9,500	10,407,445
3.80%, 07/01/43(a)(c)	9,483	10,320,314
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	10,000	11,194,700
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,369,000

		55,445,259

Georgia — 1.0%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	23,509,200
Clarke County Hospital Authority, Refunding RB, Piedmont Healthcare, Inc. Project, Series A, 5.00%, 07/01/46(l)	10,000	10,983,900
County of Georgia Cobb Developmental Authority, RB, Georgia Tech Cobb Research Campus, Series A, 5.00%, 06/01/49(l)	10,000	11,841,400
Gainesville & Hall County Hospital Authority, Refunding RB, Northeast Georgia Health Systems, Inc. Project, Series A, 5.50%, 08/15/54	10,000	11,572,500
Georgia Housing & Finance Authority, RB, S/F:
Series B, 3.55%, 12/01/42	10,000	10,670,797
Series B1, 3.65%, 06/01/44(l)	9,820	10,264,777
Georgia Housing & Finance Authority, Refunding RB, S/F, Series A-1, 3.80%, 12/01/40(l)	10,000	10,630,600

		89,473,174

Illinois — 0.1%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/36	10,000	11,543,200

Indiana — 0.2%
Indiana Housing & Community Development Authority, RB, S/F, Series A (Ginnie Mae), 3.90%, 07/01/43	6,875	7,574,254
Indiana State Finance Authority, Refunding RB, Franciscan Alliance, Inc., 5.00%, 11/01/41	10,000	11,102,400

		18,676,654

Iowa — 0.1%
Iowa Finance Authority, Refunding RB, Green Bonds, 5.00%, 08/01/42	10,000	12,308,600

Maine — 0.1%
Maine State Housing Authority, RB, S/F, Series B, 3.75%, 11/15/38(a)(c)	10,000	10,867,600

Maryland — 0.5%
City of Baltimore Maryland, RB, Water Project, Series A, 5.00%, 07/01/43	10,000	11,306,998
County of Montgomery Maryland, RB, Trinity Health Credit Group, Series MD, 5.00%, 12/01/45	10,000	11,254,200
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 05/15/23(e)	10,000	11,420,097
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/47	10,000	11,693,700

		45,674,995

Massachusetts — 0.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	10,000	11,436,900
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 07/01/23(e)	10,000	11,502,999

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1, 3.30%, 12/01/59(l)	$10,015	$10,343,075

		33,282,974

Michigan — 0.5%
Michigan Finance Authority, Refunding RB, Trinity Health Corp., Series 2016, 5.00%, 12/01/45	10,000	11,228,205
Michigan State Housing Development Authority, RB, M/F Housing, Series A:
3.80%, 10/01/38(a)(c)	10,000	10,935,200
4.15%, 10/01/53(a)(c)(l)	20,000	21,796,000

		43,959,405

Minnesota — 0.1%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 01/01/24(e)	10,000	11,677,299

Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 01/01/44	10,000	11,169,400
Metropolitan St. Louis Sewer District, RB, Series B, 5.00%, 05/01/23(e)	10,000	11,374,500
Metropolitan St. Louis Sewer District, Refunding RB:
Series A, 5.00%, 05/01/47	10,000	12,275,300
Series B, 5.00%, 05/01/45	10,000	11,817,600

		46,636,800

Nebraska — 0.2%
Nebraska Investment Finance Authority, RB, S/F, Series C:
3.45%, 09/01/33	8,420	9,177,825
3.75%, 09/01/38	9,960	10,955,198

		20,133,023

New York — 1.9%
City of New York Housing Development Corp., RB, M/F Housing, Series C-1-A, 4.00%, 11/01/53(a)(c)	10,000	10,690,900
City of New York Housing Development Corp., Refunding RB, M/F Housing, Series J, 3.35%, 11/01/65	10,000	10,394,700
City of New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	20,000	23,809,200
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	10,000	11,275,775
Metropolitan Transportation Authority, RB, Green Bonds, Series A, 5.00%, 11/15/42	10,000	11,143,500
Metropolitan Transportation Authority, Refunding RB, Green Bond, Series B-1, 5.00%, 11/15/46	10,000	11,008,300
New York City Housing Development Corp., RB, M/F(l):
Series A-1, 3.95%, 11/15/44	10,000	10,509,800
Series C-1-A, 4.13%, 05/01/58(a)(c)	10,000	10,751,400
Series G-1, 3.90%, 05/01/45	10,000	10,372,600
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.00%, 10/15/41	10,000	11,335,899
State of New York Dormitory Authority, RB, Series A:
Bid Group 4, 5.00%, 03/15/45(a)(c)	10,000	11,941,100
5.00%, 03/15/39	10,000	11,388,098
State of New York Dormitory Authority, Refunding RB, Series E, 5.00%, 02/15/39	10,000	11,610,718
Utility Debt Securitization Authority, Refunding RB, Restructuring Bonds, 5.00%, 12/15/37	10,000	11,953,500

		168,185,490

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.6%
City of Charlotte North Carolina Airport Revenue, ARB, Series A:
5.00%, 07/01/42	$10,000	$11,599,600
5.00%, 07/01/47	10,000	11,460,600
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/25(e)	10,000	12,405,698
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.85%, 07/01/38	9,480	10,598,941
4.00%, 01/01/48	9,400	10,482,798

		56,547,637

Ohio — 0.1%
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	10,000	12,038,800

Oklahoma — 0.1%
Oklahoma Turnpike Authority, RB, 2nd Series C, 5.00%, 01/01/47	10,000	11,779,700

Oregon — 0.3%
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 07/01/47	10,000	11,975,400
University of Oregon, RB, Series A, 5.00%, 04/01/48	10,000	12,162,500

		24,137,900

Pennsylvania — 0.9%
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, 5.00%, 08/15/46	10,000	11,389,000
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	10,000	11,113,099
Pennsylvania Housing Finance Agency, RB, S/F:
Series 125B, 3.65%, 10/01/42(l)	20,000	21,365,800
Series 127B, 3.55%, 10/01/33	10,000	10,713,100
Philadelphia Authority for Industrial Development, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 07/01/42	20,000	22,586,400

		77,167,399

South Carolina — 0.1%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, Capital Improvement, 5.00%, 01/01/21(e)	10,000	10,277,200

Tennessee — 0.5%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/21(e)	10,000	10,690,300
Tennessee Housing Development Agency, RB, S/F, Issue 3:
3.85%, 07/01/43(a)(c)	9,920	10,752,982
3.95%, 01/01/49(a)(c)	9,920	10,720,966
Tennessee Housing Development Agency, Refunding RB, S/F, Issue 2, 3.85%, 07/01/42	9,880	10,741,198

		42,905,446

Texas — 0.8%
Alamo Texas Regional Mobility Authority, RB, Senior Lien, 5.00%, 06/15/46	10,000	11,490,800
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/48	10,000	10,949,900

Security	Par (000)	Value

Texas (continued)
County of Harris Texas, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/47	$10,000	$11,876,900
Midlothian Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	10,000	12,112,900
Tarrant Regional Water District, Refunding RB, 5.00%, 03/01/22(e)	10,000	10,839,700
Texas Water Development Board, RB, State Water Implementation Revenue Fund , Series A, 5.00%, 10/15/47	10,000	12,345,400

		69,615,600

Utah — 0.1%
Utah State Transit Authority, Refunding RB, Series A, 5.00%, 06/15/25(e)	10,000	12,401,200

Virginia — 0.8%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/42	10,000	12,289,200
County of Fairfax IDA, RB, Inova Health Systems Project, Series A, 5.00%, 05/15/44	10,000	11,221,700
County of Fairfax Water Authority, Refunding RB, 5.00%, 04/01/46	10,000	12,039,300
University of Virginia, Refunding RB, Green Bond, Series A-2, 5.00%, 04/01/45	10,000	11,935,000
Virginia Housing Development Authority, RB, M/F, Rental Housing, Series D:
3.90%, 10/01/48(a)(c)	10,000	10,900,500
4.00%, 10/01/53(a)(c)	10,000	10,963,800

		69,349,500

Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Green Bond, Series S-1, 5.00%, 11/01/46	10,000	15,255,700
King County Housing Authority, Refunding RB, Ballinger Commons Apartments, 3.50%, 05/01/38	10,000	10,959,798
Port of Seattle Washington, GO, 5.00%, 01/01/42	10,000	12,085,500
State of Washington, GO:
Series B, 5.00%, 02/01/33	10,000	11,963,000
Various Purpose, Series A, 5.00%, 08/01/38	10,000	11,315,198
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	11,110,499
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58(a)(c)	20,000	21,361,600

		94,051,295

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/21(e)	10,000	10,697,200
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	10,000	10,769,799

		21,466,999

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.6% (Cost — $1,332,660,728)		1,421,429,162

Total Long-Term Investments — 104.3% (Cost — $9,487,203,837)		9,546,634,380

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 4.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(m)(n)	368,268,910	$368,379,391

Total Short-Term Securities — 4.0% (Cost — $368,307,033)		368,379,391

Total Investments — 108.3% (Cost — $9,855,510,870)		9,915,013,771

Other Assets Less Liabilities — 1.2%		114,055,882

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.5)%		(872,129,000)

Net Assets — 100.0%		$9,156,940,653

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)	When-issued security.
(j)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2022 to November 1, 2048, is $83,822,275. See Note 4 of the Notes to Financial Statements for details.

(m)	Annualized 7-day yield as of period end.

(n)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 05/31/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	15,522,515	352,746,395	(b)	—	368,268,910	$368,379,391	$3,670,862	$(269,757)	$72,032
iShares Short Term National Muni(c)	—	100,000		(100,000)	—	—	26,139	(43,943)	—
iShares Short-Term National Muni Bond ETF(c)	—	4,000,000		(4,000,000)	—	—	—	3,095,964	—

						$368,379,391	$3,697,001	$2,782,264	$72,032

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year US Treasury Notes	8,536	09/21/20	$1,187,038	$(1,881,147)
Long U.S. Treasury Bond	3,524	09/21/20	628,594	209,675

				$(1,671,472)

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) May 31, 2020	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$209,675	$—	$209,675

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,881,147	$—	$1,881,147

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(694,152,137)	$—	$(694,152,137)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$35,013,270	$—	$35,013,270

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$3,991,319,292

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$9,546,634,380	$—	$9,546,634,380
Short-Term Securities	368,379,391	—	—	368,379,391

	$368,379,391	$9,546,634,380	$—	$9,915,013,771

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$209,675	$—	$—	$209,675
Liabilities:
Interest rate contracts	(1,881,147)	—	—	(1,881,147)

	$(1,671,472)	$—	$—	$(1,671,472)

(a)	See above Schedule of Investments for values in each sector, state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $ 869,463,307 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

May 31, 2020

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$3,078,992,820	$362,443,886	$582,731,402	$9,546,634,380
Investments at value — affiliated(b)	322,516,448	9,091,474	23,554,839	368,379,391
Cash	1,490,250	—	—	—
Cash pledged for futures contracts	11,435,000	—	—	35,095,000
Receivables:
Investments sold	37,224,842	733,986	1,153,415	47,309,437
Capital shares sold	8,302,580	1,022,710	796,047	18,594,898
Dividends — affiliated	1,637	641	1,222	21,627
Interest — unaffiliated	30,999,359	5,200,260	8,190,267	113,134,117
Prepaid expenses	62,750	15,781	19,806	353,560

Total assets	3,491,025,686	378,508,738	616,446,998	10,129,522,410

ACCRUED LIABILITIES
Payables:
Investments purchased	21,674,218	669,690	887,420	41,843,953
TOB Trust	13,844,023	—	—	—
Capital shares redeemed	8,011,859	1,215,288	2,946,996	33,847,695
Income dividend distributions	1,357,235	347,275	649,541	5,942,264
Interest expense and fees	338,088	100,591	281,664	2,665,693
Investment advisory fees	1,950,857	233,530	399,622	7,030,997
Trustees’ and Officer’s fees	7,384	879	1,218	52,205
Other accrued expenses	836,495	180,925	199,467	2,997,856
Other affiliates	10,390	1,070	1,703	34,513
Service and distribution fees	345,146	51,050	51,584	610,313
Variation margin on futures contracts	2,636,939	—	—	8,092,961

Total accrued liabilities	51,012,634	2,800,298	5,419,215	103,118,450

OTHER LIABILITIES
Loan for TOB Trust Certificates	—	—	840,000	—
TOB Trust Certificates	148,144,977	22,053,726	63,943,902	869,463,307

Total other liabilities	148,144,977	22,053,726	64,783,902	869,463,307

Total liabilities	199,157,611	24,854,024	70,203,117	972,581,757

NET ASSETS	$3,291,868,075	$353,654,714	$546,243,881	$9,156,940,653

NET ASSETS CONSIST OF
Paid-in capital	$3,421,312,223	$350,574,571	$552,287,192	$9,968,510,993
Accumulated earnings (loss)	(129,444,148)	3,080,143	(6,043,311)	(811,570,340)

NET ASSETS	$3,291,868,075	$353,654,714	$546,243,881	$9,156,940,653

(a) Investments at cost — unaffiliated	$2,975,840,691	$346,516,679	$563,073,473	$9,487,203,837
(b) Investments at cost — affiliated	$322,474,263	$9,090,476	$23,549,074	$368,307,033

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities  (continued)

May 31, 2020

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$1,865,632,921	$188,511,950	$370,399,346	$6,827,754,959

Shares outstanding(c)	152,857,938	17,391,198	34,454,555	626,309,823

Net asset value	$12.21	$10.84	$10.75	$10.90

Service
Net assets	$—	$7,465,929	$1,985,831	$—

Shares outstanding(c)	—	688,801	184,513	—

Net asset value	$—	$10.84	$10.76	$—

Investor A
Net assets	$1,069,540,903	$106,048,154	$131,336,314	$1,871,556,726

Shares outstanding(c)	87,712,140	9,776,090	12,203,355	171,754,328

Net asset value	$12.19	$10.85	$10.76	$10.90

Investor A1
Net assets	$103,228,579	$17,240,554	$9,461,906	$23,880,722

Shares outstanding(c)	8,458,234	1,588,719	878,840	2,190,973

Net asset value	$12.20	$10.85	$10.77	$10.90

Investor C
Net assets	$144,972,009	$32,312,667	$29,078,171	$271,381,891

Shares outstanding(c)	11,877,574	2,981,996	2,702,567	24,895,897

Net asset value	$12.21	$10.84	$10.76	$10.90

Class K
Net assets	$108,493,663	$2,075,460	$3,982,313	$162,366,355

Shares outstanding(c)	8,886,156	191,553	370,491	14,892,286

Net asset value	$12.21	$10.83	$10.75	$10.90

(c)	Unlimited number of shares authorized, $0.10 par value.

See notes to financial statements.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended May 31, 2020

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$3,621,667	$177,638	$194,195	$3,697,001
Dividends — unaffiliated	597,030	13,703	21,833	452,632
Interest — unaffiliated	95,128,548	13,936,898	23,314,829	363,381,995

Total investment income	99,347,245	14,128,239	23,530,857	367,531,628

EXPENSES
Investment advisory	13,363,698	1,883,632	2,919,956	56,328,144
Service and distribution — class specific	4,467,118	639,581	630,171	8,174,920
Transfer agent — class specific	1,867,196	301,891	663,069	7,370,254
Accounting services	405,184	79,698	110,608	1,099,198
Professional	182,398	82,099	86,329	385,625
Registration	135,823	35,236	35,231	689,584
Recoupment of past waived and/or reimbursed fees — class specific	75,441	—	—	—
Recoupment of past waived and/or reimbursed fees	60,680	—	—	—
Custodian	50,862	5,700	13,642	246,949
Trustees and Officer	47,499	5,871	8,263	145,253
Printing	34,295	28,371	27,948	104,916
Miscellaneous	109,082	32,185	35,728	343,810

Total expenses excluding interest expense and fees	20,799,276	3,094,264	4,530,945	74,888,653
Interest expense and fees(a)	4,531,206	410,244	1,191,794	18,139,807

Total expenses	25,330,482	3,504,508	5,722,739	93,028,460
Less:
Fees waived and/or reimbursed by the Manager	(484,827)	(449,222)	(485,151)	(6,099,374)
Transfer agent fees waived and/or reimbursed — class specific	(1,093)	(125,677)	(385,617)	—

Total expenses after fees waived and/or reimbursed	24,844,562	2,929,609	4,851,971	86,929,086

Net investment income	74,502,683	11,198,630	18,678,886	280,602,542

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(199,903,189)	(6,702,209)	(11,528,505)	(694,152,137)
Investments — affiliated	5,370,996	(207,083)	(310,648)	2,782,264
Investments — unaffiliated	29,614,532	(919,834)	1,030,053	97,406,843

	(164,917,661)	(7,829,126)	(10,809,100)	(593,963,030)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	10,625,551	288,269	532,260	35,013,270
Investments — affiliated	(1,049,982)	(104)	5,765	72,032
Investments — unaffiliated	(32,378,022)	(9,365,301)	(9,911,892)	(392,463,178)

	(22,802,453)	(9,077,136)	(9,373,867)	(357,377,876)

Net realized and unrealized loss	(187,720,114)	(16,906,262)	(20,182,967)	(951,340,906)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(113,217,431)	$(5,707,632)	$(1,504,081)	$(670,738,364)

(a)	Related to TOB Trusts.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$74,502,683	$68,490,437	$11,198,630	$10,295,004
Net realized loss	(164,917,661)	(49,520,461)	(7,829,126)	(2,900,516)
Net change in unrealized appreciation (depreciation)	(22,802,453)	101,320,005	(9,077,136)	10,049,396

Net increase (decrease) in net assets resulting from operations	(113,217,431)	120,289,981	(5,707,632)	17,443,884

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(46,598,483)	(72,422,029)	(6,319,333)	(5,875,681)
Service	—	—	(232,863)	(259,059)
Investor A	(20,907,590)	(33,319,192)	(3,169,958)	(2,658,015)
Investor A1	(2,258,176)	(5,086,830)	(597,949)	(708,382)
Investor C	(1,782,575)	(4,866,719)	(761,510)	(779,858)
Investor C1	(2,285)	(26,910)	(445)	(18,740)
Class K	(2,688,705)	(2,475,633)	(62,897)	(65,270)

Decrease in net assets resulting from distributions to shareholders	(74,237,814)	(118,197,313)	(11,144,955)	(10,365,005)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	145,089,557	1,228,955,798	41,185,822	35,829,294

NET ASSETS
Total increase (decrease) in net assets	(42,365,688)	1,231,048,466	24,333,235	42,908,173
Beginning of year	3,334,233,763	2,103,185,297	329,321,479	286,413,306

End of year	$3,291,868,075	$3,334,233,763	$353,654,714	$329,321,479

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Strategic Municipal Opportunities Fund
	Year Ended May 31,		Year Ended May 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,678,886	$19,126,263	$280,602,542	$271,231,640
Net realized loss	(10,809,100)	(3,836,131)	(593,963,030)	(215,793,065)
Net change in unrealized appreciation (depreciation)	(9,373,867)	10,086,069	(357,377,876)	362,063,530

Net increase (decrease) in net assets resulting from operations	(1,504,081)	25,376,201	(670,738,364)	417,502,105

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(13,323,193)	(14,043,437)	(220,891,704)	(334,041,445)
Service	(68,557)	(63,405)	—	—
Investor A	(3,995,842)	(3,640,257)	(46,246,783)	(72,684,296)
Investor A1	(338,836)	(449,183)	(651,181)	(1,316,283)
Investor C	(725,675)	(890,655)	(4,710,313)	(10,659,763)
Investor C1	(37)	(25,025)	—	—
Class K	(116,866)	(89,471)	(4,456,594)	(4,089,237)

Decrease in net assets resulting from distributions to shareholders	(18,569,006)	(19,201,433)	(276,956,575)	(422,791,024)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	30,795,831	22,898,530	(742,778,148)	3,257,020,457

NET ASSETS
Total increase (decrease) in net assets	10,722,744	29,073,298	(1,690,473,087)	3,251,731,538
Beginning of year	535,521,137	506,447,839	10,847,413,740	7,595,682,202

End of year	$546,243,881	$535,521,137	$9,156,940,653	$10,847,413,740

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statement of Cash Flows

Year Ended May 31, 2020

BlackRock Pennsylvania Municipal Bond Fund

CASH USED FOR OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,504,081)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	171,512,460
Purchases of long-term investments	(171,401,120)
Net purchases of short-term securities	(23,560,987)
Amortization of premium and accretion of discount on investments and other fees	2,739,256
Net realized gain on investments	(719,405)
Net unrealized (appreciation) depreciation on investments	9,906,127

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	12,297
Interest — unaffiliated	45,772
Prepaid expenses	1,126

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	189,928
Board realignment and consolidation	(1,614)
Interest expense and fees	(66,448)
Other affiliates	186
Service and distribution fees	2,176
Trustees’ and Officer’s fees	63
Variation margin on futures contracts	(443,766)
Other accrued expenses	(53,900)

Net cash used for operating activities	(13,341,930)

CASH PROVIDED BY FINANCING ACTIVITIES
Cash dividends paid to shareholders	(7,778,395)
Payments on redemption of capital shares	(102,667,675)
Repayments of Loan for TOB Trust Certificates	(2,138,472)
Repayments of TOB Trust Certificates	(9,708,472)
Proceeds from issuance of capital shares	124,508,156
Proceeds from TOB Trust Certificates	9,248,362
Proceeds from Loan for TOB Trust Certificates	2,978,472
Decrease in bank overdraft	(1,868,796)

Net cash provided by financing activities	12,573,180

CASH
Net decrease in restricted and unrestricted cash	(768,750)
Restricted and unrestricted cash at beginning of year	768,750

Restricted and unrestricted cash at end of year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,258,242

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$11,010,293

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—

Cash pledged:
Futures contracts	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$768,750

See notes to financial statements.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund

	Institutional

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.71	$12.76	$12.60	$12.73	$12.33

Net investment income(a)	0.27	0.34	0.34	0.36	0.39
Net realized and unrealized gain (loss)	(0.50)	0.19	0.20	(0.13)	0.40

Net increase (decrease) from investment operations	(0.23)	0.53	0.54	0.23	0.79

Distributions(b)
From net investment income	(0.27)	(0.34)	(0.34)	(0.36)	(0.39)
From net realized gain	—	(0.24)	(0.04)	—	—

Total distributions	(0.27)	(0.58)	(0.38)	(0.36)	(0.39)

Net asset value, end of year	$12.21	$12.71	$12.76	$12.60	$12.73

Total Return(c)
Based on net asset value	(1.85)%	4.28%	4.37%	1.88%	6.54%

Ratios to Average Net Assets(d)
Total expenses(e)	0.57%	0.63%	0.57%	0.61%	0.68%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.55%	0.61%	0.54%	0.54%	0.66%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	0.43%	0.44%	0.44%	0.46%	0.62%

Net investment income	2.13%	2.70%	2.68%	2.88%	3.10%

Supplemental Data
Net assets, end of year (000)	$1,865,633	$2,016,387	$1,190,045	$611,571	$494,888

Borrowings outstanding, end of year (000)	$148,145	$253,167	$141,267	$60,642	$40,310

Portfolio turnover rate	117%	126%	129%	142%	119%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Expense ratios	0.56%	0.62%	0.57%	N/A	0.68%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.70	$12.75	$12.58	$12.71	$12.32

Net investment income(a)	0.24	0.31	0.31	0.33	0.36
Net realized and unrealized gain (loss)	(0.51)	0.19	0.21	(0.13)	0.40

Net increase (decrease) from investment operations	(0.27)	0.50	0.52	0.20	0.76

Distributions(b)
From net investment income	(0.24)	(0.31)	(0.31)	(0.33)	(0.37)
From net realized gain	—	(0.24)	(0.04)	—	—

Total distributions	(0.24)	(0.55)	(0.35)	(0.33)	(0.37)

Net asset value, end of year	$12.19	$12.70	$12.75	$12.58	$12.71

Total Return(c)
Based on net asset value	(2.18)%	4.02%	4.19%	1.63%	6.23%

Ratios to Average Net Assets(d)
Total expenses(e)	0.82%	0.88%	0.81%	0.85%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.80%	0.86%	0.79%	0.79%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.68%	0.69%	0.69%	0.71%	0.84%

Net investment income	1.88%	2.45%	2.45%	2.64%	2.87%

Supplemental Data
Net assets, end of year (000)	$1,069,541	$941,069	$631,410	$438,543	$364,093

Borrowings outstanding, end of year (000)	$148,145	$253,167	$141,267	$60,642	$40,310

Portfolio turnover rate	117%	126%	129%	142%	119%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Expense ratios	0.82%	0.88%	0.81%	0.85%	N/A

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A1

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.71	$12.76	$12.59	$12.72	$12.33

Net investment income(a)	0.26	0.33	0.33	0.35	0.38
Net realized and unrealized gain (loss)	(0.51)	0.19	0.21	(0.13)	0.39

Net increase (decrease) from investment operations	(0.25)	0.52	0.54	0.22	0.77

Distributions(b)
From net investment income	(0.26)	(0.33)	(0.33)	(0.35)	(0.38)
From net realized gain	—	(0.24)	(0.04)	—	—

Total distributions	(0.26)	(0.57)	(0.37)	(0.35)	(0.38)

Net asset value, end of year	$12.20	$12.71	$12.76	$12.59	$12.72

Total Return(c)
Based on net asset value	(2.01)%	4.18%	4.35%	1.78%	6.35%

Ratios to Average Net Assets(d)
Total expenses(e)	0.65%	0.72%	0.66%	0.70%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%	0.70%	0.64%	0.64%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.51%	0.53%	0.54%	0.56%	0.72%

Net investment income	2.08%	2.61%	2.61%	2.78%	3.06%

Supplemental Data
Net assets, end of year (000)	$103,229	$112,554	$118,780	$126,274	$139,805

Borrowings outstanding, end of year (000)	$148,145	$253,167	$141,267	$60,642	$40,310

Portfolio turnover rate	117%	126%	129%	142%	119%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Expense ratios	0.65%	0.71%	0.66%	N/A	N/A

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor C

	Year Ended May 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$12.71		$12.76		$12.60		$12.73		$12.33

Net investment income(a)	0.14		0.21		0.22		0.24		0.27
Net realized and unrealized gain (loss)	(0.50)		0.19		0.20		(0.13)		0.40

Net increase (decrease) from investment operations	(0.36)		0.40		0.42		0.11		0.67

Distributions(b)
From net investment income	(0.14)		(0.21)		(0.22)		(0.24)		(0.27)
From net realized gain	—		(0.24)		(0.04)		—		—

Total distributions	(0.14)		(0.45)		(0.26)		(0.24)		(0.27)

Net asset value, end of year	$12.21		$12.71		$12.76		$12.60		$12.73

Total Return(c)
Based on net asset value	(2.82)%		3.24%		3.33%		0.87%		5.51%

Ratios to Average Net Assets(d)
Total expenses	1.57	%(e)	1.63	%(e)	1.57	%(e)	1.61	%(e)	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.56%		1.61%		1.54%		1.54%		1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.43%		1.44%		1.44%		1.46%		1.60%

Net investment income	1.14%		1.70%		1.70%		1.89%		2.14%

Supplemental Data
Net assets, end of year (000)	$144,972		$150,543		$124,032		$112,978		$103,993

Borrowings outstanding, end of year (000)	$148,145		$253,167		$141,267		$60,642		$40,310

Portfolio turnover rate	117%		126%		129%		142%		119%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Class K
	Year Ended May 31,			Period from 01/25/18 (a) to 05/31/18
	2020		2019

Net asset value, beginning of period	$12.71		$12.76	$12.71

Net investment income(b)	0.28		0.34	0.11
Net realized and unrealized gain (loss)	(0.50)		0.19	0.06

Net increase (decrease) from investment operations	(0.22)		0.53	0.17

Distributions(c)
From net investment income	(0.28)		(0.34)	(0.12)
From net realized gain	—		(0.24)	—

Total distributions	(0.28)		(0.58)	(0.12)

Net asset value, end of period	$12.21		$12.71	$12.76

Total Return(d)
Based on net asset value	(1.80)%		4.33%	1.31	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.51	%(g)	0.58%	0.54	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50%		0.56%	0.49	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(j)	0.38%		0.39%	0.39	%(h)

Net investment income	2.19%		2.71%	2.76	%(h)

Supplemental Data
Net assets, end of period (000)	$108,494		$113,480	$36,441

Borrowings outstanding, end of period (000)	$148,145		$253,167	$141,267

Portfolio turnover rate	117%		126%	129%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,		Period from 01/25/18 (a) to 05/31/18
	2020	2019
Investments in underlying funds	0.02%	0.02%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.54%.
(j)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund

	Institutional

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.30	$11.05	$11.05	$11.38	$11.01

Net investment income(a)	0.37	0.40	0.40	0.39	0.40
Net realized and unrealized gain (loss)	(0.46)	0.25	0.00 (b)	(0.33)	0.37

Net increase (decrease) from investment operations	(0.09)	0.65	0.40	0.06	0.77

Distributions from net investment income(c)	(0.37)	(0.40)	(0.40)	(0.39)	(0.40)

Net asset value, end of year	$10.84	$11.30	$11.05	$11.05	$11.38

Total Return(d)
Based on net asset value	(0.89)%	6.05%	3.69%	0.56%	7.13%

Ratios to Average Net Assets(e)
Total expenses	0.81%	0.85%	0.84%	0.80%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%	0.65%	0.64%	0.66%	0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.52%	0.52%	0.54%	0.61%	0.72%

Net investment income	3.27%	3.65%	3.60%	3.51%	3.58%

Supplemental Data
Net assets, end of year (000)	$188,512	$178,716	$152,759	$141,585	$135,174

Borrowings outstanding, end of year (000)	$22,054	$16,419	$16,419	$9,281	$9,281

Portfolio turnover rate	21%	15%	16%	21%	7%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Service

	Year Ended May 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$11.30	$11.05	$11.05		$11.38	$11.01

Net investment income(a)	0.34	0.37	0.37		0.36	0.38
Net realized and unrealized gain (loss)	(0.46)	0.25	(0.00	)(b)	(0.32)	0.38

Net increase (decrease) from investment operations	(0.12)	0.62	0.37		0.04	0.76

Distributions from net investment income(c)	(0.34)	(0.37)	(0.37)		(0.37)	(0.39)

Net asset value, end of year	$10.84	$11.30	$11.05		$11.05	$11.38

Total Return(d)
Based on net asset value	(1.13)%	5.79%	3.43%		0.36%	7.00%

Ratios to Average Net Assets(e)
Total expenses	1.02%	1.08%	1.09%		1.05%	1.05%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.88%	0.90%	0.89%		0.86%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.77%	0.77%	0.79%		0.82%	0.84%

Net investment income	2.98%	3.34%	3.35%		3.27%	3.43%

Supplemental Data
Net assets, end of year (000)	$7,466	$7,874	$7,921		$9,594	$10,514

Borrowings outstanding, end of year (000)	$22,054	$16,419	$16,419		$9,281	$9,281

Portfolio turnover rate	21%	15%	16%		21%	7%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor A

	Year Ended May 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$11.31	$11.06	$11.06		$11.39	$11.02

Net investment income(a)	0.34	0.37	0.37		0.37	0.38
Net realized and unrealized gain (loss)	(0.46)	0.25	(0.00	)(b)	(0.33)	0.38

Net increase (decrease) from investment operations	(0.12)	0.62	0.37		0.04	0.76

Distributions from net investment income(c)	(0.34)	(0.37)	(0.37)		(0.37)	(0.39)

Net asset value, end of year	$10.85	$11.31	$11.06		$11.06	$11.39

Total Return(d)
Based on net asset value	(1.13)%	5.79%	3.43%		0.36%	6.99%

Ratios to Average Net Assets(e)
Total expenses	1.02%	1.05%	1.02%		0.99%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.88%	0.90%	0.89%		0.86%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.77%	0.77%	0.79%		0.82%	0.84%

Net investment income	3.01%	3.39%	3.35%		3.29%	3.44%

Supplemental Data
Net assets, end of year (000)	$106,048	$90,055	$72,565		$77,920	$81,164

Borrowings outstanding, end of year (000)	$22,054	$16,419	$16,419		$9,281	$9,281

Portfolio turnover rate	21%	15%	16%		21%	7%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor A1

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.31	$11.06	$11.07	$11.39	$11.02

Net investment income(a)	0.36	0.39	0.39	0.38	0.40
Net realized and unrealized gain (loss)	(0.46)	0.25	(0.01)	(0.32)	0.37

Net increase (decrease) from investment operations	(0.10)	0.64	0.38	0.06	0.77

Distributions from net investment income(b)	(0.36)	(0.39)	(0.39)	(0.38)	(0.40)

Net asset value, end of year	$10.85	$11.31	$11.06	$11.07	$11.39

Total Return(c)
Based on net asset value	(0.97)%	5.95%	3.49%	0.59%	7.12%

Ratios to Average Net Assets(d)
Total expenses	0.85%	0.88%	0.87%	0.83%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73%	0.74%	0.74%	0.72%	0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.61%	0.62%	0.64%	0.68%	0.72%

Net investment income	3.16%	3.54%	3.50%	3.43%	3.57%

Supplemental Data
Net assets, end of year (000)	$17,241	$19,760	$20,534	$22,697	$26,092

Borrowings outstanding, end of year (000)	$22,054	$16,419	$16,419	$9,281	$9,281

Portfolio turnover rate	21%	15%	16%	21%	7%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor C

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.30	$11.05	$11.05	$11.38	$11.00

Net investment income(a)	0.25	0.29	0.29	0.28	0.30
Net realized and unrealized gain (loss)	(0.45)	0.25	0.00 (b)	(0.33)	0.38

Net increase (decrease) from investment operations	(0.20)	0.54	0.29	(0.05)	0.68

Distributions from net investment income(c)	(0.26)	(0.29)	(0.29)	(0.28)	(0.30)

Net asset value, end of year	$10.84	$11.30	$11.05	$11.05	$11.38

Total Return(d)
Based on net asset value	(1.87)%	5.00%	2.65%	(0.41)%	6.28%

Ratios to Average Net Assets(e)
Total expenses	1.76%	1.79%	1.78%	1.73%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.63%	1.64%	1.64%	1.62%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.52%	1.52%	1.54%	1.57%	1.61%

Net investment income	2.26%	2.64%	2.60%	2.53%	2.67%

Supplemental Data
Net assets, end of year (000)	$32,313	$31,234	$29,509	$29,276	$30,810

Borrowings outstanding, end of year (000)	$22,054	$16,419	$16,419	$9,281	$9,281

Portfolio turnover rate	21%	15%	16%	21%	7%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Class K

	Year Ended May 31,		Period from 01/25/18 (a) to 05/31/18
	2020	2019

Net asset value, beginning of period	$11.30	$11.04	$11.11

Net investment income(b)	0.37	0.41	0.14
Net realized and unrealized gain (loss)	(0.47)	0.26	(0.07)

Net increase from investment operations	(0.10)	0.67	0.07

Distributions from net investment income(c)	(0.37)	(0.41)	(0.14)

Net asset value, end of period	$10.83	$11.30	$11.04

Total Return(d)
Based on net asset value	(0.93)%	6.20%	0.66	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.72%	0.75%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58%	0.60%	0.57	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(i)	0.47%	0.47%	0.47	%(g)

Net investment income	3.32%	3.70%	3.88	%(g)

Supplemental Data
Net assets, end of period (000)	$2,075	$1,660	$1,776

Borrowings outstanding, end of period (000)	$22,054	$16,419	$16,419

Portfolio turnover rate	21%	15%	16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,		Period from 01/25/18 to 05/31/18 (a)
	2020	2019
Investments in underlying funds	0.01%	0.01%	—%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund

	Institutional

	Year Ended May 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$11.11		$10.98	$11.21	$11.58	$11.31

Net investment income(a)	0.38		0.43	0.45	0.46	0.46
Net realized and unrealized gain (loss)	(0.36)		0.13	(0.23)	(0.37)	0.27

Net increase from investment operations	0.02		0.56	0.22	0.09	0.73

Distributions from net investment income(b)	(0.38)		(0.43)	(0.45)	(0.46)	(0.46)

Net asset value, end of year	$10.75		$11.11	$10.98	$11.21	$11.58

Total Return(c)
Based on net asset value	0.14%		5.22%	2.02%	0.81%	6.59%

Ratios to Average Net Assets
Total expenses	0.93	%(d)	1.04%	0.97%	0.95%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75	%(d)	0.84%	0.78%	0.78%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.54	%(d)	0.54%	0.55%	0.61%	0.71%

Net investment income	3.44	%(d)	3.93%	4.06%	4.05%	4.04%

Supplemental Data
Net assets, end of year (000)	$370,399		$379,911	$356,315	$298,557	$327,314

Borrowings outstanding, end of year (000)	$64,784		$64,404	$70,199	$59,064	$49,627

Portfolio turnover rate	26%		23%	17%	18%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Service

	Year Ended May 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$11.13		$10.99	$11.22	$11.59	$11.31

Net investment income(a)	0.35		0.40	0.42	0.43	0.44
Net realized and unrealized gain (loss)	(0.37)		0.14	(0.23)	(0.37)	0.28

Net increase (decrease) from investment operations	(0.02)		0.54	0.19	0.06	0.72

Distributions from net investment income(b)	(0.35)		(0.40)	(0.42)	(0.43)	(0.44)

Net asset value, end of year	$10.76		$11.13	$10.99	$11.22	$11.59

Total Return(c)
Based on net asset value	(0.20)%		5.05%	1.76%	0.59%	6.50%

Ratios to Average Net Assets
Total expenses	1.14	%(d)	1.26%	1.19%	1.13%	1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00	%(d)	1.09%	1.03%	1.00%	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	0.79	%(d)	0.79%	0.80%	0.83%	0.89%

Net investment income	3.19	%(d)	3.67%	3.81%	3.84%	3.85%

Supplemental Data
Net assets, end of year (000)	$1,986		$2,080	$1,783	$1,427	$1,217

Borrowings outstanding, end of year (000)	$64,784		$64,404	$70,199	$59,064	$49,627

Portfolio turnover rate	26%		23%	17%	18%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A

	Year Ended May 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$11.13		$10.99	$11.22	$11.59	$11.32

Net investment income(a)	0.35		0.40	0.42	0.43	0.44
Net realized and unrealized gain (loss)	(0.37)		0.14	(0.23)	(0.37)	0.27

Net increase (decrease) from investment operations	(0.02)		0.54	0.19	0.06	0.71

Distributions from net investment income(b)	(0.35)		(0.40)	(0.42)	(0.43)	(0.44)

Net asset value, end of year	$10.76		$11.13	$10.99	$11.22	$11.59

Total Return(c)
Based on net asset value	(0.20)%		5.05%	1.76%	0.59%	6.40%

Ratios to Average Net Assets
Total expenses	1.09	%(d)	1.19%	1.16%	1.11%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00	%(d)	1.09%	1.03%	1.00%	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	0.79	%(d)	0.79%	0.80%	0.83%	0.89%

Net investment income	3.19	%(d)	3.67%	3.82%	3.83%	3.85%

Supplemental Data
Net assets, end of year (000)	$131,336		$110,756	$98,414	$130,405	$88,994

Borrowings outstanding, end of year (000)	$64,784		$64,404	$70,199	$59,064	$49,627

Portfolio turnover rate	26%		23%	17%	18%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A1

	Year Ended May 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$11.13		$11.00	$11.22	$11.60	$11.33

Net investment income(a)	0.37		0.42	0.44	0.45	0.46
Net realized and unrealized gain (loss)	(0.36)		0.13	(0.22)	(0.38)	0.27

Net increase from investment operations	0.01		0.55	0.22	0.07	0.73

Distributions from net investment income(b)	(0.37)		(0.42)	(0.44)	(0.45)	(0.46)

Net asset value, end of year	$10.77		$11.13	$11.00	$11.22	$11.60

Total Return(c)
Based on net asset value	0.04%		5.11%	2.01%	0.66%	6.57%

Ratios to Average Net Assets
Total expenses	0.96	%(d)	1.05%	0.98%	0.94%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85	%(d)	0.94%	0.88%	0.85%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	0.64	%(d)	0.64%	0.65%	0.68%	0.73%

Net investment income	3.34	%(d)	3.83%	3.96%	3.99%	4.02%

Supplemental Data
Net assets, end of year (000)	$9,462		$10,502	$13,763	$15,266	$16,030

Borrowings outstanding, end of year (000)	$64,784		$64,404	$70,199	$59,064	$49,627

Portfolio turnover rate	26%		23%	17%	18%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor C

	Year Ended May 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$11.12		$10.99	$11.22	$11.59	$11.32

Net investment income(a)	0.27		0.32	0.34	0.35	0.35
Net realized and unrealized gain (loss)	(0.36)		0.13	(0.23)	(0.37)	0.27

Net increase (decrease) from investment operations	(0.09)		0.45	0.11	(0.02)	0.62

Distributions from net investment income(b)	(0.27)		(0.32)	(0.34)	(0.35)	(0.35)

Net asset value, end of year	$10.76		$11.12	$10.99	$11.22	$11.59

Total Return(c)
Based on net asset value	(0.85)%		4.18%	1.01%	(0.17)%	5.57%

Ratios to Average Net Assets
Total expenses	1.85	%(d)	1.95%	1.87%	1.84%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.75	%(d)	1.84%	1.78%	1.76%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	1.54	%(d)	1.54%	1.54%	1.59%	1.68%

Net investment income	2.44	%(d)	2.93%	3.06%	3.08%	3.07%

Supplemental Data
Net assets, end of year (000)	$29,078		$29,936	$32,105	$33,427	$34,195

Borrowings outstanding, end of year (000)	$64,784		$64,404	$70,199	$59,064	$49,627

Portfolio turnover rate	26%		23%	17%	18%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Class K

	Year Ended May 31,			Period from 01/25/18 (a) to 05/31/18
	2020		2019

Net asset value, beginning of period	$11.11		$10.98	$11.07

Net investment income(b)	0.38		0.43	0.15
Net realized and unrealized gain (loss)	(0.35)		0.13	(0.09)

Net increase from investment operations	0.03		0.56	0.06

Distributions from net investment income(c)	(0.39)		(0.43)	(0.15)

Net asset value, end of period	$10.75		$11.11	$10.98

Total Return(d)
Based on net asset value	0.19%		5.28%	0.60	%(e)

Ratios to Average Net Assets
Total expenses	0.80	%(f)	0.90%	0.84	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.70	%(f)	0.79%	0.72	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(i)	0.49	%(f)	0.49%	0.49	%(g)

Net investment income	3.48	%(f)	3.98%	4.41	%(g)

Supplemental Data
Net assets, end of period (000)	$3,982		$2,329	$2,488

Borrowings outstanding, end of period (000)	$64,784		$64,404	$70,199

Portfolio turnover rate	26%		23%	17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund

	Institutional

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.70	$11.75	$11.57	$11.79	$11.24

Net investment income(a)	0.29	0.35	0.33	0.31	0.31
Net realized and unrealized gain (loss)	(0.80)	0.14	0.18	(0.07)	0.55

Net increase (decrease) from investment operations	(0.51)	0.49	0.51	0.24	0.86

Distributions(b)
From net investment income	(0.29)	(0.35)	(0.33)	(0.31)	(0.31)
From net realized gain	—	(0.19)	—	(0.15)	—

Total distributions	(0.29)	(0.54)	(0.33)	(0.46)	(0.31)

Net asset value, end of year	$10.90	$11.70	$11.75	$11.57	$11.79

Total Return(c)
Based on net asset value	(4.46)%	4.41%	4.47%	2.13%	7.76%

Ratios to Average Net Assets(d)
Total expenses	0.75%	0.82%	0.81%	0.74%	0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.70%	0.77%	0.75%	0.69%	0.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and amortization of offering costs(e)	0.54%	0.55%	0.57%	0.57%	0.59%

Net investment income	2.53%	3.05%	2.83%	2.71%	2.69%

Supplemental Data
Net assets, end of year (000)	$6,827,755	$8,539,776	$5,791,442	$3,512,455	$3,197,986

Borrowings outstanding, end of year (000)	$869,463	$960,205	$767,480	$526,645	$412,485

Portfolio turnover rate	119%	68%	145%	171%	174%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor A

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.69	$11.74	$11.56	$11.78	$11.23

Net investment income(a)	0.27	0.33	0.31	0.29	0.28
Net realized and unrealized gain (loss)	(0.79)	0.14	0.18	(0.07)	0.55

Net increase (decrease) from investment operations	(0.52)	0.47	0.49	0.22	0.83

Distributions(b)
From net investment income	(0.27)	(0.33)	(0.31)	(0.29)	(0.28)
From net realized gain	—	(0.19)	—	(0.15)	—

Total distributions	(0.27)	(0.52)	(0.31)	(0.44)	(0.28)

Net asset value, end of year	$10.90	$11.69	$11.74	$11.56	$11.78

Total Return(c)
Based on net asset value	(4.59)%	4.17%	4.26%	1.92%	7.62%

Ratios to Average Net Assets(d)
Total expenses	0.98%	1.05%	1.02%	0.95%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.92%	1.00%	0.96%	0.90%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and amortization of offering costs(e)	0.76%	0.78%	0.78%	0.78%	0.80%

Net investment income	2.31%	2.82%	2.63%	2.50%	2.47%

Supplemental Data
Net assets, end of year (000)	$1,871,557	$1,846,094	$1,441,879	$1,049,555	$1,111,770

Borrowings outstanding, end of year (000)	$869,463	$960,205	$767,480	$526,645	$412,485

Portfolio turnover rate	119%	68%	145%	171%	174%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor A1

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.70	$11.75	$11.56	$11.79	$11.23

Net investment income(a)	0.29	0.35	0.32	0.31	0.30
Net realized and unrealized gain (loss)	(0.81)	0.14	0.19	(0.09)	0.56

Net increase (decrease) from investment operations	(0.52)	0.49	0.51	0.22	0.86

Distributions(b)
From net investment income	(0.28)	(0.35)	(0.32)	(0.30)	(0.30)
From net realized gain	—	(0.19)	—	(0.15)	—

Total distributions	(0.28)	(0.54)	(0.32)	(0.45)	(0.30)

Net asset value, end of year	$10.90	$11.70	$11.75	$11.56	$11.79

Total Return(c)
Based on net asset value	(4.52)%	4.33%	4.49%	1.98%	7.78%

Ratios to Average Net Assets(d)
Total expenses	0.82%	0.90%	0.88%	0.81%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.76%	0.84%	0.83%	0.76%	0.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and amortization of offering costs(e)	0.60%	0.62%	0.64%	0.64%	0.66%

Net investment income	2.48%	2.99%	2.77%	2.64%	2.65%

Supplemental Data
Net assets, end of year (000)	$23,881	$27,606	$29,233	$30,691	$33,472

Borrowings outstanding, end of year (000)	$869,463	$960,205	$767,480	$526,645	$412,485

Portfolio turnover rate	119%	68%	145%	171%	174%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor C

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.70	$11.75	$11.56	$11.79	$11.23

Net investment income(a)	0.18	0.24	0.22	0.20	0.20
Net realized and unrealized gain (loss)	(0.80)	0.14	0.19	(0.08)	0.56

Net increase (decrease) from investment operations	(0.62)	0.38	0.41	0.12	0.76

Distributions(b)
From net investment income	(0.18)	(0.24)	(0.22)	(0.20)	(0.20)
From net realized gain	—	(0.19)	—	(0.15)	—

Total distributions	(0.18)	(0.43)	(0.22)	(0.35)	(0.20)

Net asset value, end of year	$10.90	$11.70	$11.75	$11.56	$11.79

Total Return(c)
Based on net asset value	(5.39)%	3.39%	3.54%	1.05%	6.80%

Ratios to Average Net Assets(d)
Total expenses	1.73%	1.81%	1.79%	1.72%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.68%	1.75%	1.73%	1.67%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and amortization of offering costs(e)	1.52%	1.53%	1.55%	1.55%	1.57%

Net investment income	1.56%	2.07%	1.86%	1.73%	1.72%

Supplemental Data
Net assets, end of year (000)	$271,382	$307,887	$269,156	$251,966	$262,800

Borrowings outstanding, end of year (000)	$869,463	$960,205	$767,480	$526,645	$412,485

Portfolio turnover rate	119%	68%	145%	171%	174%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	For the Year Ended May 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Class K

	Year Ended May 31,		Period from 01/25/18 (a) to 05/31/18
	2020	2019

Net asset value, beginning of period	$11.70	$11.75	$11.73

Net investment income(b)	0.30	0.36	0.11
Net realized and unrealized gain (loss)	(0.80)	0.14	0.02

Net increase (decrease) from investment operations	(0.50)	0.50	0.13

Distributions(c)
From net investment income	(0.30)	(0.36)	(0.11)
From net realized gain	—	(0.19)	—

Total distributions	(0.30)	(0.55)	(0.11)

Net asset value, end of period	$10.90	$11.70	$11.75

Total Return(d)
Based on net asset value	(4.39)%	4.47%	1.16	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69%	0.76%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%	0.71%	0.68	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and amortization of offering costs(i)	0.47%	0.48%	0.50	%(h)

Net investment income	2.59%	3.11%	3.20	%(h)

Supplemental Data
Net assets, end of period (000)	$162,366	$126,051	$63,971

Borrowings outstanding, end of period (000)	$869,463	$960,205	$767,480

Portfolio turnover rate	119%	68%	145%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	For the Year Ended May 31,		Period from 01/25/18 (a) to 05/31/18
	2020	2019
Investments in underlying funds	0.01%	0.01%	0.01%

(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(h)	Annualized.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust.

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders and, for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 24, 2020, California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond issued and outstanding Investor C1 Shares converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of each Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended May 31, 2020. The adjusted cost basis of securities at May 31, 2019, are as follows:

California Municipal Opportunities	$3,450,938,849
Pennsylvania Municipal Bond Fund	576,927,449
Strategic Municipal Opportunities	11,343,555,410

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access.

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs).

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
California Municipal Opportunities	$3,258,994	$998,916	$273,296	$4,531,206
New Jersey Municipal Bond	281,541	81,366	47,337	410,244
Pennsylvania Municipal Bond	846,568	259,751	85,475	1,191,794
Strategic Municipal Opportunities	12,730,758	4,143,130	1,265,919	18,139,807

For the year ended May 31, 2020, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
California Municipal Opportunities	$355,803,704	$148,144,977	0.08% — 0.17%	$233,025,612	1.94%
New Jersey Municipal Bond	39,484,335	22,053,726	0.08 — 0.29	20,806,636	1.97
Pennsylvania Municipal Bond	123,138,410	63,943,902	0.16 — 0.50	62,917,543	1.89
Strategic Municipal Opportunities	1,421,429,162	869,463,307	0.08 — 0.54	942,246,038	1.92

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at May 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at May 31, 2020.

For the year ended May 31, 2020, the following table is a summary of each fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
California Municipal Opportunities	$—	—%	$545,067	0.68%
Pennsylvania Municipal Bond	840,000	0.18	95,561	0.71
Strategic Municipal Opportunities	—	—	830,457	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
First $1 Billion	0.38%	0.52%	0.52%	0.55%
$1 Billion — $3 Billion	0.36	0.49	0.49	0.52
$3 Billion — $5 Billion	0.34	0.47	0.47	0.50
$5 Billion — $10 Billion	0.33	0.45	0.45	0.48
Greater than $10 Billion	0.32	0.44	0.44	0.47

Service and Distribution Fees: Each Trust, on behalf of its Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—%	0.25%	0.25%	—%
Investor A	0.25	0.25	0.25	0.25
Investor A1	0.10	0.10	0.10	0.10
Investor C	0.25	0.25	0.25	0.25
Investor C1	0.25	0.25	0.25	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35	0.35	0.35	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$—	$2,784,955	$109,854	$1,571,412	$897	$4,467,118
New Jersey Municipal Bond	19,393	263,770	18,949	337,367	102	639,581
Pennsylvania Municipal Bond	5,407	315,193	10,205	299,358	8	630,171
Strategic Municipal Opportunities	—	5,072,027	26,656	3,076,237	—	8,174,920

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
New Jersey Municipal Bond	$97,431	$—	$97,431
Pennsylvania Municipal Bond	360,585	—	360,585
Strategic Municipal Opportunities	964,495	262	964,757

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
California Municipal Opportunities	4,226	$—	3,995	995	597	255	10,068
New Jersey Municipal Bond	433	747	556	236	192	61	2,225
Pennsylvania Municipal Bond	617	54	736	239	159	61	1,866
Strategic Municipal Opportunities	16,288	—	7,853	100	1,322	343	25,906

For the year ended May 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$1,145,051	$—	$594,320	$37,810	$87,253	$204	$2,558	$1,867,196
New Jersey Municipal Bond	205,521	5,163	65,350	8,367	17,322	23	145	301,891
Pennsylvania Municipal Bond	568,026	2,182	66,520	7,259	18,741	6	335	663,069
Strategic Municipal Opportunities	6,293,301	—	904,781	9,511	156,237	—	6,424	7,370,254

Other Fees: For the year ended May 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$15,587	$4,568	$9,182	$35,010

For the year ended May 31, 2020, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$337,360	$11,799	$9,589	$540,028
Investor A1	—	—	40	—
Investor C	35,834	5,712	5,130	41,763

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2020, the amounts waived were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$106,732	$13,698	$15,648	$319,719

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2020, the amount waived in investment advisory fees pursuant to this arrangement were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$326,807	$2,166	$4,842	$94,826

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.44%	0.52%	0.54%
Service	—	0.77	0.79
Investor A	0.69	0.77	0.79
Investor A1	0.54	0.62	0.64
Investor C	1.44	1.52	1.54
Investor C1	1.04	1.12	1.14
Class K	0.39	0.47	0.49

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Fund.

With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets through September 30, 2020. The agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees of BlackRock Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2020, the Manager waived $5,684,829 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, the following Funds had a waiver of investment advisory fees, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2020, the amounts as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Amount waived	$51,288	$433,358	$464,661

For the year ended May 31, 2020, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount reimbursed	$43,730	$4,281	$6,710	$140,130

For the year ended May 31, 2020, the amounts included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations were as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$—	$—	$395	$—	$126	$119	$453	$1,093
New Jersey Municipal Bond	108,338	1,285	15,023	—	866	21	144	125,677
Pennsylvania Municipal Bond	373,137	1,101	5,111	2,156	3,773	5	334	385,617

With respect to the contractual expense limitation, if during California Municipal Opportunities’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses for California Municipal Opportunities and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

For the year ended May 31, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities:

Fund Level	$60,680
Institutional	51,483
Investor A	20,264
Investor C	2,872
Class K	822

The following fund level and class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Level	$214,197
Investor A	2,335
Investor C	12,049
Investor C1	694
Class K	30

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$4,051,421,164	$125,647,643	$160,734,837	$14,293,680,969
Sales	4,227,637,350	78,203,720	172,580,875	16,099,339,728

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

92	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Tax-exempt income(a)
5/31/20	$66,563,174	$11,137,126	$18,554,612	$252,282,790
5/31/19	63,921,330	10,353,312	19,196,801	250,420,858
Ordinary income(b)
5/31/20	7,674,640	7,829	14,394	24,673,785
5/31/19	20,969,717	11,693	4,632	51,518,375
Long-term capital gains
5/31/20	—	—	—	—
5/31/19	33,306,266	—	—	120,851,791

Total
5/31/20	$74,237,814	$11,144,955	$18,569,006	$276,956,575

5/31/19	$118,197,313	$10,365,005	$19,201,433	$422,791,024

(a)	The Funds designate these amounts paid during the fiscal year ended May 31, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income from bonds not federally tax-exempt and recognized market discount. Additionally, all ordinary income distributions are comprised of interest related dividends non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Undistributed tax-exempt income	$403,944	$362,709	—	—
Undistributed ordinary income	23,498	781	$1,222	$754,356
Non-expiring capital loss carryforwards(a)	(227,807,093)	(12,667,504)	(25,384,879)	(841,845,687)
Net unrealized gains(b)	97,935,503	15,384,157	19,340,346	29,520,991

Total	$(129,444,148)	$3,080,143	$(6,043,311)	$(811,570,340)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

As of May 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Tax cost	$3,155,428,787	$334,097,476	$521,951,498	$9,014,979,721

Gross unrealized appreciation	$132,572,826	$18,422,179	$27,825,321	$268,756,390
Gross unrealized depreciation	(34,637,323)	(3,038,022)	(8,274,478)	(238,185,649)

Net unrealized appreciation	$97,935,503	$15,384,157	$19,550,843	$30,570,741

9.	BANK BORROWINGS

Each Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2020, the Funds did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

94	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, California Municipal Opportunities invested a significant portion of its assets in securities in the county, city, special district, school district and utilities sector. Pennsylvania Municipal Bond invested a significant portion of its assets in securities in the health sector. New Jersey Municipal Bond Fund invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/20		Year Ended 05/31/19
California Municipal Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	80,671,530	$1,020,668,423	115,908,754	$1,456,570,908
Shares issued in reinvestment of distributions	3,147,367	39,748,171	4,793,829	59,951,733
Shares redeemed	(89,603,098)	(1,100,509,206)	(55,324,342)	(691,717,890)

Net increase (decrease)	(5,784,201)	$(40,092,612)	65,378,241	$824,804,751

Investor A
Shares sold and automatic conversion of shares	36,985,652	$471,317,122	40,902,353	$514,860,620
Shares issued in reinvestment of distributions	1,559,250	19,650,622	2,456,061	30,677,114
Shares redeemed	(24,939,474)	(307,195,670)	(18,780,774)	(235,673,424)

Net increase	13,605,428	$183,772,074	24,577,640	$309,864,310

Investor A1
Shares sold	22	$274	218	$3,114
Shares issued in reinvestment of distributions	107,798	1,360,745	246,117	3,077,643
Shares redeemed	(505,244)	(6,334,055)	(699,828)	(8,821,600)

Net decrease	(397,424)	$(4,973,036)	(453,493)	$(5,740,843)

Investor C
Shares sold	3,106,412	$39,610,966	4,097,737	$51,632,420
Shares issued in reinvestment of distributions	131,424	1,657,881	355,383	4,436,387
Shares redeemed and automatic conversion of shares	(3,203,262)	(39,836,061)	(2,330,412)	(29,269,082)

Net increase	34,574	$1,432,786	2,122,708	$26,799,725

Investor C1(a)
Shares sold	—	$—	—	$69
Shares issued in reinvestment of distributions	—	2	1,970	24,887
Shares redeemed and automatic conversion of shares	(15,891)	(206,596)	(180,293)	(2,263,760)

Net decrease	(15,891)	$(206,594)	(178,323)	$(2,238,804)

Class K
Shares sold	7,672,224	$97,769,190	8,156,044	$101,572,186
Shares issued in reinvestment of distributions	160,372	2,019,859	170,426	2,135,970
Shares redeemed	(7,871,338)	(94,632,110)	(2,256,800)	(28,241,497)

Net increase (decrease)	(38,742)	$5,156,939	6,069,670	$75,466,659

Total Net Increase	7,403,744	$145,089,557	97,516,443	$1,228,955,798

	Year Ended 05/31/20		Year Ended 05/31/19
New Jersey Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,824,332	$54,566,741	4,493,677	$49,467,803
Shares issued in reinvestment of distributions	368,838	4,148,676	308,429	3,399,468
Shares redeemed	(3,617,675)	(39,891,335)	(2,812,478)	(30,789,124)

Net increase	1,575,495	$18,824,082	1,989,628	$22,078,147

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

	Year Ended 05/31/20		Year Ended 05/31/19
New Jersey Municipal Bond Fund (continued)	Shares	Amount	Shares	Amount

Service
Shares sold	2,949	$32,067	47,225	$526,273
Shares issued in reinvestment of distributions	19,434	218,731	21,785	239,932
Shares redeemed	(30,381)	(337,724)	(89,106)	(975,883)

Net decrease	(7,998)	$(86,926)	(20,096)	$(209,678)

Investor A
Shares sold and automatic conversion of shares	4,061,579	$46,088,376	3,440,961	$37,829,122
Shares issued in reinvestment of distributions	261,193	2,941,842	222,128	2,449,784
Shares redeemed	(2,509,844)	(27,917,059)	(2,262,696)	(24,740,736)

Net increase	1,812,928	$21,113,159	1,400,393	$15,538,170

Investor A1
Shares sold	2	$28	70	$762
Shares issued in reinvestment of distributions	36,105	407,053	42,174	465,111
Shares redeemed	(194,083)	(2,193,404)	(151,921)	(1,669,810)

Net decrease	(157,976)	$(1,786,323)	(109,677)	$(1,203,937)

Investor C
Shares sold	826,582	$9,394,118	750,824	$8,268,272
Shares issued in reinvestment of distributions	59,478	668,894	59,723	657,763
Shares redeemed and automatic conversion of shares	(668,851)	(7,417,679)	(717,461)	(7,849,651)

Net increase	217,209	$2,645,333	93,086	$1,076,384

Investor C1(a)
Shares sold	3	$44	—	$(125)
Shares issued in reinvestment of distributions	23	260	1,680	18,429
Shares redeemed and automatic conversion of shares	(2019)	(23,542)	(121,889)	(1,315,730)

Net decrease	(1,993)	$(23,238)	(120,209)	$(1,297,426)

Class K
Shares sold	48,368	$539,457	38,184	$422,503
Shares issued in reinvestment of distributions	5,021	56,444	5,229	57,581
Shares redeemed	(8,833)	(96,166)	(57,195)	(632,450)

Net increase (decrease)	44,556	$499,735	(13,782)	$(152,366)

Total Net Increase	3,482,221	$41,185,822	3,219,343	$35,829,294

	Year Ended 05/31/20		Year Ended 05/31/19
Pennsylvania Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,635,531	$73,402,433	9,419,819	$102,303,401
Shares issued in reinvestment of distributions	555,062	6,134,012	500,787	5,456,679
Shares redeemed	(6,921,554)	(75,151,282)	(8,187,076)	(88,538,178)

Net increase	269,039	$4,385,163	1,733,530	$19,221,902

Service
Shares sold	141,441	$1,583,639	87,159	$946,989
Shares issued in reinvestment of distributions	6,168	68,277	5,707	62,276
Shares redeemed	(150,019)	(1,659,534)	(68,175)	(732,397)

Net increase (decrease)	(2,410)	$(7,618)	24,691	$276,868

Investor A
Shares sold and automatic conversion of shares	3,456,983	$38,450,860	3,381,545	$36,743,125
Shares issued in reinvestment of distributions	345,859	3,824,111	308,066	3,359,167
Shares redeemed	(1,554,429)	(17,100,294)	(2,688,372)	(29,200,775)

Net increase	2,248,413	$25,174,677	1,001,239	$10,901,517

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 05/31/20		Year Ended 05/31/19
Pennsylvania Municipal Bond Fund (continued)	Shares	Amount	Shares	Amount

Investor A1
Shares sold	—	$—	16	$208
Shares issued in reinvestment of distributions	18,134	200,819	23,489	256,039
Shares redeemed	(82,870)	(922,432)	(331,516)	(3,572,846)

Net decrease	(64,736)	$(721,613)	(308,011)	$(3,316,599)

Investor C
Shares sold	707,983	$7,845,586	351,430	$3,835,593
Shares issued in reinvestment of distributions	60,574	670,191	73,632	802,268
Shares redeemed and automatic conversion of shares	(757,294)	(8,341,781)	(655,353)	(7,117,874)

Net increase (decrease)	11,263	$173,996	(230,291)	$(2,480,013)

Investor C1(a)
Shares sold	—	$—	5	$(340)
Shares issued in reinvestment of distributions	3	38	2,194	23,818
Shares redeemed and automatic conversion of shares	(746)	(8,342)	(145,368)	(1,554,847)

Net decrease	(743)	$(8,304)	(143,169)	$(1,531,369)

Class K
Shares sold	237,976	$2,631,025	113,348	$1,232,815
Shares issued in reinvestment of distributions	10,246	112,845	7,457	81,120
Shares redeemed	(87,302)	(944,340)	(137,868)	(1,487,711)

Net increase (decrease)	160,920	$1,799,530	(17,063)	$(173,776)

Total Net Increase	2,621,746	$30,795,831	2,060,926	$22,898,530

	Year Ended 05/31/20		Year Ended 05/31/19
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	315,544,558	$3,644,033,630	424,159,901	$4,902,103,070
Shares issued in reinvestment of distributions	14,850,481	171,358,616	22,190,343	255,471,978
Shares redeemed	(434,132,060)	(4,777,669,748)	(209,250,857)	(2,408,474,429)

Net increase (decrease)	(103,737,021)	$(962,277,502)	237,099,387	$2,749,100,619

Investor A
Shares sold and automatic conversion of shares	62,666,949	$726,027,777	70,818,841	$819,966,183
Shares issued in reinvestment of distributions	3,763,107	43,316,515	5,863,312	67,460,707
Shares redeemed	(52,565,272)	(586,188,189)	(41,574,543)	(479,087,785)

Net increase	13,864,784	$183,156,103	35,107,610	$408,339,105

Investor A1
Shares sold	2	$17	14	$165
Shares issued in reinvestment of distributions	35,533	409,360	72,985	840,116
Shares redeemed	(204,948)	(2,295,999)	(201,324)	(2,330,888)

Net decrease	(169,413)	$(1,886,622)	(128,325)	$(1,490,607)

Investor C
Shares sold	5,151,244	$60,181,739	7,848,189	$90,763,176
Shares issued in reinvestment of distributions	366,506	4,222,255	840,284	9,657,647
Shares redeemed and automatic conversion of shares	(6,943,658)	(78,577,192)	(5,278,387)	(61,026,197)

Net increase (decrease)	(1,425,908)	$(14,173,198)	3,410,086	$39,394,626

Class K
Shares sold	11,725,456	$136,433,122	7,541,691	$87,217,846
Shares issued in reinvestment of distributions	303,001	3,481,189	297,854	3,428,548
Shares redeemed	(7,910,959)	(87,511,240)	(2,509,491)	(28,969,680)

Net increase	4,117,498	$52,403,071	5,330,054	$61,676,714

Total Net Increase (Decrease)	(87,350,060)	$(742,778,148)	280,818,812	$3,257,020,457

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

As of May 31, 2020, shares owned by BlackRock Financial Management Inc., an affiliate of the Funds, were as follows:

Class K
New Jersey Municipal Bond	18,124

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund and the Boards of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, and BlackRock Municipal Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust (the “Funds”), including the schedules of investments, as of May 31, 2020, the related statements of operations for the year then ended and the statement of cash flows for BlackRock Pennsylvania Municipal Bond Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, and the results of their operations and BlackRock Pennsylvania Municipal Bond Fund’s cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	99

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of each of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund (the “California Municipal Opportunities Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Opportunities Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement   (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock    The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock    The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the California Municipal Opportunities Fund ranked in the second, first, and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the second, first and second quartiles, respectively, against its Performance Peers.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	101

Disclosure of Investment Advisory Agreement   (continued)

The Board noted that for the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the third, second, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Pennsylvania Municipal Bond Fund’s underperformance relative to its Performance Peers during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the third, first and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Strategic Municipal Opportunities Fund’s underperformance relative to its Performance Peers during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund    The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the California Municipal Opportunities Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the California Municipal Opportunities Fund’s Expense Peers. The Board also noted that the California Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the California Municipal Opportunities Fund were to decrease, the California Municipal Opportunities Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the California Municipal Opportunities Fund’s total expenses as a percentage of the California Municipal Opportunities Fund’s average daily net assets on a class-by-class basis.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board noted that if the size of the New Jersey Municipal Bond Fund were to decrease, the New Jersey Municipal Bond Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. The Board noted that if the size of the Pennsylvania Municipal Bond Fund were to decrease, the Pennsylvania Municipal Bond Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Pennsylvania Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Strategic Municipal Opportunities Fund’s Expense Peers. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the Strategic Municipal Opportunities Fund were to decrease, the Strategic Municipal Opportunities Fund could lose the benefit of one or more breakpoints. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive 0.05% of the advisory fee for the Strategic Municipal Opportunities Fund through September 30, 2021.

102	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement   (continued)

D. Economies of Scale    The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members    The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	103

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	88 RICs consisting of 112 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

104	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

(continued)		Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 264 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 265 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trusts serve at the pleasure of the Board.

Further information about each Trust’s Trustees and Officers is available in each Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

106	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	107

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAN	Bond Anticipation Notes

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ETF	Exchange-Traded Fund

GO	General Obligation Bonds

Portfolio Abbreviations (continued)

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

LRB	Lease Revenue Bonds

M/F	Multi-Family

MRB	Mortgage Revenue Bonds

NPFGC	National Public Finance Guarantee Corp.

OTC	Over-the-Counter

PSF	Permanent School Fund

RB	Revenue Bonds

S&P	Standard & Poor’s

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

SPDR	Standard & Poor’s Depository Receipts

108	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-5/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of trustees has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust	$35,598	$35,598	$0	$4,000	$12,500	$13,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust	$12,500	$17,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski

 Chief Executive Officer (principal executive officer) of

 BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: August 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

 Chief Executive Officer (principal executive officer) of

 BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: August 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews

 Chief Financial Officer (principal financial officer) of

 BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: August 4, 2020